united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 100, Hauppauge, NY 1788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/23

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst/Millburn Dynamic Commodity Strategy Fund
(DCXAX, DCXCX, DCXIX)
Catalyst/Warrington Strategic Program Fund
(CWXAX, CWXCX, CWXIX)
Catalyst Systematic Alpha Fund
(ATRAX, ATRCX, ATRFX)
Catalyst Income and Multi-Strategy Fund
(ACXAX, ACXCX, ACXIX)
Catalyst Nasdaq-100 Hedged Equity Fund
(CLPAX, CLPCX, CLPFX)
Catalyst/Millburn Hedge Strategy Fund
(MBXAX, MBXCX, MBXIX)
Catalyst Buffered Shield Fund
(SHIEX, SHINX, SHIIX)

June 30, 2023

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Portfolio Review	Page 3
Schedules of Investments	Page 24
Statements of Assets and Liabilities	Page 57
Statements of Operations	Page 59
Statements of Changes in Net Assets	Page 61
Financial Highlights	Page 65
Notes to Financial Statements	Page 79
Auditors Opinion	Page 102
Supplemental Information	Page 105
Trustees Table	Page 123
Expense Example	Page 125
Privacy Notice	Page 126

June 30, 2023

Catalyst/Millburn Dynamic Commodity Strategy Fund (DCXCX, DCXAX, DCXIX) (unaudited)

The Fund was unprofitable during the fiscal year (FY) as losses from trading energy futures and, to a much smaller extent, trading metal and grain futures in the Fund’s futures component far outdistanced profits from long commodity/resource focused securities within the Fund’s equity component, and from the futures component’s trading of soft commodity and livestock futures. The Fund’s I Share generated a -11.28% return for the fiscal year, underperforming the S&P 500 TR Index (+19.59%) and the Bloomberg Commodity Index TR (-9.61%).

Energy prices declined sharply during the first half of the FY and slipped further during 2023 in quite volatile trading. In general, global supply and demand fundamentals seemed a jumble of pluses and minuses. Fears of sluggish global growth (particularly in China), higher interest rates and tighter monetary policies globally, a stronger dollar, and evidence that diesel and gasoline demand was negatively impacted by increasing EV usage and government fuel economy standards held down prices. Meanwhile, a better-than-anticipated U.S. growth outlook, multiple production cuts from OPEC+, news that the U.S. was commencing a rebuild of the strategic petroleum reserve and increasing demand for air travel globally supported prices periodically. On balance, long positions in Brent crude, WTI crude, London gas oil, RBOB gasoline and heating oil were unprofitable. Long U.S. natural gas positions registered losses too, particularly during the winter months when prices declined significantly in response to warmer than normal weather in Europe and the U.S., expanding inventories, and increasing recession fears.

Uncertainties concerning global growth and manufacturing, especially in China, persistently hawkish central bank rhetoric, high and rising interest rates, and the strong dollar weighed broadly on metal prices and holdings of both industrial and precious metals were unprofitable. As a result, long nickel, aluminum, zinc, lead, copper, platinum and gold positions were unprofitable.

Grain prices fell during the period due to indications that abundant supplies would be available from the world’s top producers, the U.S., Russia, Argentina, Brazil, and India. The continuation of the UN agreement with Russia to allow Ukrainian wheat exports through the Black Sea added to downward pressure on grain prices. Hence, long corn, wheat, KC wheat, and soybean positions were unprofitable. Rumors that U.S. government biofuel subsidies would be less generous than expected weighed on soybean oil prices and the Fund’s soybean oil position was unprofitable too.

Equity prices were volatile throughout the FY. Disparate views about inflation, monetary policy, growth, and earnings kept stocks unsettled in broad ranges with widely divergent results by region, sector, and individual security. Still, long positions in commodity/resource-related securities were quite profitable. Securities focused on infrastructure, timberland and forest products, futures trading venues, industrial materials and gases, and natural resources were profitable. On the other hand, securities targeted toward hydrogen energy and fuel cells, utilities and farmland posted partially offsetting losses.

Sugar futures prices extended their upward momentum during 2023, rising to the highest point in more than 11 years, amid deepened concerns over weak supply. Sugar output in India was revised downward largely due to a lack of adequate rainfall. Sugar production in Europe slid on lower beet crops due to reduced acreage and a severe summer drought. Finally, in Brazil growers are expected to allocate larger volumes of the crop to more profitable biofuel blending as the end of tax exemptions for gasoline is set to raise demand for lower-taxed sugarcane ethanol. Consequently, long sugar trades were profitable. A long cocoa position was also profitable as prices rose due to supply tightness in top producer Ivory Coast. Cotton prices fell early in the FY on weakening demand due to the global growth slowdown and the Fund’s long cotton position was unprofitable. A long coffee trade was also unprofitable as prices fell during the September-October timeframe.

Long live cattle positions were also fractionally profitable in 2023.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

5574-NLD-7/28/2023

Catalyst/Millburn Dynamic Commodity Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for the periods ended June 30, 2023, compared to its benchmarks:

		Annualized 5 Year	Annualized Since
	1 Year Return	Return	Inception**
Class A	(11.43)%	1.07%	1.98%
Class A with load	(16.53)%	(0.12)%	1.20%
Class C	(12.10)%	0.31%	1.22%
Class I	(11.28)%	1.31%	2.23%
S&P 500 Total Return Index (a)	19.59%	12.31%	13.55%
Bloomberg Commodity Total Return Index(b)	(9.61)%	4.73%	3.25%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 3.48% for Class A, 4.23% for Class C and 3.23% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to June 2021 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. Investors cannot invest directly in an index.

**	Inception date is September 30, 2015.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Exchange - Traded Funds	31.2%
U.S. Government & Agencies	17.1%
Institutional Financial Services	7.3%
Electrical Equipment	5.0%
Timber REIT	4.4%
Specialty REIT	2.8%
Renewable Energy	1.7%
Automotive	1.7%
Electric Utilities	1.4%
Chemicals	1.3%
Other/Cash & Equivalents	26.1%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

June 30, 2023

Catalyst/Warrington Strategic Program Fund (CWXAX, CWXCX, CWXIX) (unaudited)

Dear Fellow Shareholders,

Warrington boasts a rich history in managing options that dates back to January 1997, and it brings this wealth of experience to the Catalyst/Warrington Strategic Program Fund (the “Fund”). The Strategic Program, rooted in Warrington’s inception, has won the Pinnacle Award for the Best Options Strategy in the five-year category twice, in 2017 and 2019. This esteemed accolade underscores Warrington’s ability to generate profits across diverse environments while simultaneously managing market risks.

Despite witnessing a multitude of robust rallies and declines during the previous fiscal year, Warrington achieved a gain of approximately +3.21% (Class I) through the end of June 2023. The Fund successfully navigated the many economic and geopolitical challenges throughout the year.

The market transitioned from relentless selling in early 2022 to a bullish trajectory in the first half of 2023, presenting the Fund with numerous trading opportunities. Despite this market volatility, the CBOE Market Volatility Index (“VIX”) returned to its pre-2020 pandemic lows. While the Federal Reserve’s (the “Fed”) aggressive rate increases may appear excessive compared to previous rate-hike cycles, the goal of these adjustments is to try to curb the rampant inflation currently near multi-decade highs. Inflation and future inflation expectations can destabilize economies, and we are witnessing the impact in food, energy, and numerous other commodity markets. The fixed-income markets continue to factor in further Fed tightening, coupled with a protracted period of high rates—now referred to as the “higher for longer” school of thought. This implies that interest rates will remain high while the possibility of rate cuts is deferred to the future. For the Fed to back down, it would require either a recession to dampen growth or evidence that inflation is under control—an arduous task to achieve without high interest rates.

Despite less-than-ideal volatility trends, the Fund was able to deliver a solid net return. The VIX plummeted to multi-year lows, and the volatility of volatility (the VVIX) reverted to its pre-2020 trading ranges. Nevertheless, we persistently observe a robust demand for very deep out-of-the-money put options, enabling us to engage in attractive spread trades. In the context of this unprecedented market environment, we consider the Fund’s performance over the past fiscal year to be commendable.

	Fiscal Year (06/30/22-06/30/23)	Since sub-advisor change (1/27/20-06/30/23) [2]
Class A without sales charge	2.93%	6.44%
Class A with sales charge	-2.97%	4.97%
S&P 500 Total Return Index[1]	19.59%	11.20%
	Fiscal Year (06/30/21-06/30/22)	Since sub-advisor change (1/27/20-06/30/22)
Class C	2.21%	5.69%
Class I	3.21%	6.71%
S&P 500 Total Return Index[1]	19.59%	11.20%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Sincerely,

Scott Kimple and Mark Adams

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Warrington Strategic Program Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	Warrington Asset Management, LLC was appointed as sub-advisor to the Fund on January 28, 2020. Returns since sub- advisor change are annualized.

1817-NLD-07192023

Catalyst/Warrington Strategic Program Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

	1 Year Return (b)	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception**	Annualized Since Inception***
Class A	2.93%	2.15%	0.18%	8.30%	N/A
Class A with load	(2.97)%	0.95%	(0.41)%	7.95%	N/A
Class C	2.21%	1.40%	N/A	N/A	(0.57)%
Class I	3.21%	2.42%	N/A	N/A	0.42%
S&P 500 Total Return Index (a)	19.59%	12.31%	12.86%	9.58%	12.86%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.38% for Class A, 3.13% for Class C and 2.13% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to April 5, 2020 does not reflect the Fund’s current strategy.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	Fund performance was materially impacted by a nonrecurring litigation settlement of $1.96 million booked to the Fund on June 19, 2023. The impact was $0.1482/share, or 1.65% of the Fund’s NAV.

**	Inception date is December 15, 2005 for Class A and the benchmark.

***	Inception date is August 30, 2013 for Class C, Class I and benchmark.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
U.S. Treasury Bills	68.7%
Other/Cash & Equivalents	31.3%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

June 30, 2023

Catalyst Systematic Alpha Fund (ATRAX, ATRCX, ATRFX) (Unaudited)

Dear Shareholders,

The Catalyst Systematic Alpha Fund seeks long-term capital appreciation through an all-season strategy that seeks to generate absolute returns through risk-balanced exposure across equity, fixed income, commodity, and currency markets.

Investment Strategy

The Fund offers access to the BNP Paribas Catalyst Systematic Alpha Index II1 (the “BNPP CASA Index II”), which is designed to provide exposure to strategies that are not typically accessible through traditional investment products or asset classes. The BNPP CASA Index II allocates to a range of rules-based BNP Paribas Indices that were specifically designed to systematically allocate across the equity, fixed income, commodity, and currency markets. The Index seeks to generate returns through an all-season approach. The Index is composed of six rules- based Index Components created by BNP Paribas (each, a “BNPP Index Component”). The Fund generally seeks exposure to the BNPP CASA Index II by investing in one or more structured notes and/or one or more non-exchange- traded total return swap contracts.

The BNPP Casa Index II uses an all-season investing strategy that has historically exhibited low correlation to the broad markets, further increasing the potential effectiveness of the BNPP CASA Index II over a variety of market cycles. The Index has the ability to play both “Offense” and “Defense” and seeks to provide superior risk-adjusted returns in each type of market environment.

The Index uses a rules-based, risk-budget model to dynamically allocate across the various asset classes. The Index may rebalance its exposure as frequently as daily to quickly adapt to various market conditions and risk levels. The Fund may utilize a cash management strategy by investing in short-term investment grade corporate bonds.

Performance

During fiscal year 2023, the Fund outperformed its underlying benchmark index, the BNP CASA Index II, which the Fund tracks. The outperformance was the result of the Fund’s fixed income component of the strategy, which allowed the Fund to generate additional returns.

BNPP CASA Index Attribution

The market fundamentals for the fiscal year worked in our favor to help spur very strong performance. In FY23, we saw positive trends develop in equity markets both domestically and in Europe and Japan. Given the trend-following nature of some of the underlying components, well-developed, sustained trends in either direction allow the Fund to take advantage through momentum investing by allocating to recent outperformers and less to recent underperformers. Furthermore, we saw the Chicago Board Options Exchange Volatility Index (VIX Index) drop by more than 50% during the fiscal year. By design, the Fund seeks to allocate more to underlying components exhibiting near-term low volatility, so the VIX Index dropping to near pre-pandemic levels is a favorable development for the Fund. In addition, compared to FY22 where we saw turbulence because of macroeconomic and geopolitical issues, commodity markets have been relatively stable with less violent swings. Benign conditions are beneficial for the Fund because it allows the models to exploit market structures without being disrupted. Finally, currencies have been performing well, specifically on the back of the strength of the U.S. dollar.

We feel confident that despite uncertainty across financial markets, the BNP CASA Index II can continue to have resilient performance as a result of its rules-based index approach designed to systematically harvest non- traditional sources of return across various markets.

The Fund’s total returns for the fiscal year period and since inception through the 06/30/23 period as compared to the S&P500 TR Index were as follows:

	Fiscal Year (06/30/22-06/30/23)	Since Inception (07/31/14-06/30/23)[3]
Class A	33.65%	6.55%
Class C	32.72%	5.72%
Class I	33.95%	6.75%
BNPP CASA Index II [1]	26.80%	15.55%
S&P 500 TR Index [2]	19.59%	11.92%
Class A with Sales Charge	26.01%	5.84%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Prior to November 1, 2017, the Fund implemented a different investment strategy.

Summary

The Fund seeks to offer investors a distinct opportunity to capture returns from various sources of systematic inefficiencies embedded in the capital markets. We are confident in the long-term potential of the strategy of the Catalyst Systematic Alpha Fund and are glad that you have decided to share in our vision.

Sincerely,

David Miller and Charles Ashley

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	BNP Paribas Catalyst Systematic Alpha Index II™ is a rules-based Index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index II is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

BNP Paribas does not sponsor, endorse, sell, or promote any investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of the BNP Paribas Catalyst Systematic Alpha Index (the “Index”). A decision to invest in any such investment fund or other vehicle should not be made in reliance on any of the statements set forth in this document. Prospective investors are advised to make an investment in any such fund or vehicle only after carefully considering the risks associated with investing in such funds, as detailed in an offering memorandum or similar document that is prepared by or on behalf of the issuer of the investment fund or vehicle. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

[2]	The S&P500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[3]	Since inception returns assume an inception date of 07/31/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month- end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6383-NLD-08082023

Catalyst Systematic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	33.65%	14.29%	6.55%
Class A with load	26.01%	12.95%	5.84%
Class C	32.72%	13.40%	5.72%
Class I	33.95%	14.52%	6.75%
S&P 500 Total Return Index(a)	19.59%	12.31%	11.92%
BNP Paribas Catalyst Systematic Alpha Index II (b)	26.80%	16.11%	15.55%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 4.75% for Class A, 5.50% for Class C and 4.50% for Class I shares. Please review the Fund’s most recent prospectus for detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to November 2017 does not reflect the Fund’s current strategy and prior to November 2022, represents performance for prior Sub-Advisor.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	BNP Paribas Catalyst Systematic Alpha Index II™ (BNP CASA Index II) is a rules-based Index that seeks absolute returns through risk-balances exposure to carry, momentum and volatility risk premia across the equity, commodity, forex and fixed-income markets. The BNPP CASA Index II is composed of six rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Investors cannot invest directly in an Index.

**	Inception date is July 31, 2014.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Internet Media & Services	7.6%
Biotech & Pharma	7.3%
Technology Services	7.3%
Retail - Discretionary	6.5%
Chemicals	5.6%
Beverages	3.8%
Health Care Facilities & Services	3.8%
Semiconductors	3.8%
Aerospace & Defense	3.7%
Leisure Facilities & Services	3.7%
Other/Cash & Equivalents	46.9%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

June 30, 2023

Catalyst Income and Multi-Strategy Fund (ACXAX, ACXCX, ACXIX) (unaudited)

Dear Fellow Shareholders,

The Fund’s one-year return of (0.84)% for the fiscal year ended June 30, 2023, included gains from our fixed income portfolio that were offset by losses in our tactical futures positions. Comparatively, U.S. Agency mortgages (as measured by the Bloomberg US Mortgage-Backed Securities Index) lost 1.52% and broad U.S. bonds (as measured by Bloomberg US Aggregate Bond Index) fell 0.94%.

The fixed-income portfolio gained approximately 2.6%. During the first half of 2023, agency MBS suffered from a drumbeat of headline risks regarding regional bank mortgage portfolios, which stoked fear in the sector. When the FDIC seized Silicon Valley Bank and Signature Bank, it retained Blackrock to commence a “gradual and orderly” liquidation of a portfolio of $114 billion in MBS. As the market priced in a greater likelihood that this same result would ripple through other U.S. regional banks, agency MBS’ spread to U.S. Treasuries widened substantially and caused losses to our holdings. Within our REIT holdings, there was substantial variation in performance. REITs with the most exposure to commercial real estate were among the worst performers and we decided to re-balance our portfolio in April 2023 to remove positions with concentrated risk in office buildings. In contrast, more than half of our REIT positions gained overall in the fiscal year. REITs with strong balance sheets and the ability to originate loans at attractive spreads maintained and even increased dividends. In particular, REIT positions that held multi- family loans were the best performers. Lastly, the large cash balances we maintained in the Fund produced slightly less than half of the overall fixed-income portfolio profits.

As illustrated in the graph below, this is the breakdown of our fixed income and cash holdings of the Fund:

Our tactical futures strategy detracted from performance and resulted in the Fund’s slight loss for the fiscal year. While this component largely insulated the Fund from the prior year’s impact of rising rates on our fixed income, we incurred losses from our positions in short-term interest rate contracts when rates reversed direction. From November 2022 through the end of June 2023, fixed income investors swung from a fear that cumulative Federal Reserve tightening would propel yields higher to a concern over a “hard landing” in the US economy. In that period, the 2-year yield swung as much as 1.50%, but the level at the end of June was roughly the same as it had been at the beginning of the prior November. This type of environment is historically challenging for our tactical strategy.

Income and Multi-Strategy Fund Performance

The Fund’s total returns for the 2023 YTD period ended 06/30/2023, fiscal year, 5-years, and 10-years ended 06/30/2023 and for the period since inception through 06/30/2023 were as follows:

	Calendar YTD	1 Year	5 Years	10 Years	Since Inception 3&4
Class I	0.60%	−0.84%	0.87%	1.68%	2.79%
Bloomberg US Mortgage Backed Securities Index[1]	1.87%	−1.52%	0.03%	1.13%	2.51%
ML 3 Month T-Bill Index[2]	2.27%	3.62%	1.56%	0.99%	0.85%
Class A	0.44%	−1.04%	0.60%	n/a	−0.39%
Class C	0.04%	−1.84%	−0.15%	n/a	−1.15%
Bloomberg US Mortgage Backed Securities Index[1]	1.87%	−1.52%	0.03%	n/a	7.75%
ML 3 Month T-Bill Index[2]	2.27%	3.62%	1.56%	n/a	1.24%
Class A with Sales Charge	−5.32%	−6.70%	−0.58%	n/a	−1.13%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

Fixed income and equity markets will likely continue to present more challenges than what investors experienced in the previous decade. While the Agency mortgage-backed security sector saw its nascent rebound in early 2023 reverse course as this sector suffered from even more turbulence, attractive spreads make these securities among the best risk-to-reward propositions across U.S. fixed income. We also anticipate a resurgence in market volatility that may present opportunities for our tactical futures strategy. Therefore, we believe the Catalyst Income and Multi-Strategy Fund will reward patient investors in the years ahead.

We appreciate the opportunity to help you achieve your investment goals.

Sincerely,

Darren J. Kottle, CFA

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The Bloomberg US Mortgage Backed Securities (MBS) Index tracks fixed-rate agency mortgage backed pass- through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon, and vintage. Investors cannot invest directly in an index.

[2]	BofAML 3-Month T-Bill Index (ML 3 Month T-Bill Index) is used to represent the short-term U.S. Government bond market. Investors cannot invest directly in an index.

[3]	Class I: 10/31/2017. Class A & C: 8/13/2015. Performance shown before August 13, 2015 is for the Fund’s predecessor limited liability company (Auctos Global Diversified Fund, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style since the predecessor limited liability company’s inception on October 31, 2007. The Fund’s investment goals, policies, guidelines, and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines, and restrictions. From its inception through August 13, 2015, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements, and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

[4]	The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6365-NLD-08022023

Catalyst Income and Multi-Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception**	Annualized Since Inception***
Class A	(1.04)%	0.60%	N/A	N/A	(0.39)%
Class A with load	(6.70)%	(0.58)%	N/A	N/A	(1.13)%
Class C	(1.84)%	(0.15)%	N/A	N/A	(1.15)%
Class I (a)	(0.84)%	0.87%	1.68%	2.79%	N/A
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index (b)	3.62%	1.56%	0.99%	0.85%	1.24%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 4.89% for Class A, 5.64% for Class C and 4.72% for Class I shares. Please review the Fund’s most recent prospectus for detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to November 2021 does not reflect the Fund’s current strategy.

(a)	The Fund acquired all of the assets and liabilities of Auctos Global Diversified Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on August 14, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the I shares of the Fund. The Fund’s investment objective, policies and guidelines were, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on October 31, 2007. Updated performance information will be available at no cost by calling 1-866-447-4228 or visiting the Fund’s website at www.CatalystMF.com.

(b)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

**	Inception date is October 31, 2007 for Class I and benchmark.

***	Inception date is August 13, 2015 for Class A, Class C and benchmark.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Fixed Income	43.6%
Mortgage Finance	22.1%
Real Estate Investment Trusts	3.5%
Other/Cash & Equivalents	30.8%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

June 30, 2023

Catalyst Nasdaq-100 Hedged Equity Fund (CLPFX | CLPAX | CLPCX) (unaudited)

Dear Fellow Shareholders:

The Fund’s objective is long-term capital appreciation. In October 2020, the Fund’s sub-advisor was changed when Equity Armor Investments assumed management of the Fund and began implementation of its unique strategy, which combines investment in securities that constitute the Nasdaq-100 Index (“NDX”) with a dynamic allocation to futures contracts on the CBOE Volatility Index (the “VIX Index”) as a hedge for the Fund’s exposure to the NDX.

Equity Armor utilizes EAVOL, a proprietary VIX futures methodology in CLPFX. Over the past year the Nasdaq experienced a significant bull run. For the fiscal year, the Nasdaq-100 Index was up 33.13% and our Fund was up 17.81%. The other component of our Fund is volatility trading. Over the fiscal year volatility was down 52.66%. In spite of the negative return in volatility our Fund still achieved our goal by achieving almost 15% return with a smaller drawdown for the period of 20.49% compared to the 25.97% peak to trough drawdown in the Nasdaq.

The historical Volatility for the Nasdaq was elevated at 27.63 for the year, but our program was able to reduce that all the way down to 17.06 Vol. Yes, the Nasdaq 100 has seen a significant price reduction, and the VIX has not experienced a corresponding pop in value typically associated with a bear market which the Nasdaq is in. This is the worse-case scenario for our strategy (since we are buying both stocks and buying volatility), yet despite the unfavorable market conditions, we were still able to deliver a lower drawdown over the year when compared to the Nasdaq Index. Our mission continues to gain equity exposure with less risk, and to utilize volatility to our advantage along the way.

Inflation and interest rates are significantly higher. As so often happens, the market is confused by the Fed’s actions as to how to handle the challenging conditions. The increased costs along with increased borrowing costs could lead the economy to slow significantly, possibly triggering a recession and market correction. However, if the Fed allows for higher inflation, and decides to bend to market pressures yet again, the market could continue to push higher this year.

Equity Armor’s balanced approach of equity exposure with a volatility hedge aims to provide positive returns with lower volatility. We continue to believe that investors should stay invested in the markets and that the most prudent way to be invested in equities is with a dynamic hedge and active rebalancing, which we use in our CLPFX Fund.

We thank you for your support and for being an investor in our Fund.

Sincerely yours,

Luke Rahbari

Brian Stutland

Joe Tigay

Performance (%): Ending June 30, 2023					Previous Strategy
Annualized if greater than a year
Share Class/Benchmark	YTD	1 Year	Since 10/01/20[1]	3 Years	5 Years	Since Inception*
Class I	27.69	17.81	3.21	4.26	3.82	3.65
NASDAQ-100 Index	39.35	33.13	11.22	15.23	17.66	17.72
Class A	27.58	17.60	2.95	4.00	3.55	3.97
Class C	26.99	16.66	2.19	3.22	2.76	3.15
NASDAQ-100 lndex**	39.35	33.13	11.22	15.23	17.66	17.61
Class A w/ Sales Charge	20.20	10.79	1.15	1.96	2.33	3.32

*	A&C Inception: 12/31/2013, I Inception: 6/6/2014

**	NASDAQ-100 Index not relevant to strategy prior to 10/01/2020 strategy change.

[1]	Prior to October 1, 2020, the Fund was managed by a different sub-advisor and implemented a different investment strategy.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

5653-NLD-8/28/2023

Catalyst Nasdaq-100 Hedged Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for the periods ended June 30, 2023, compared to its benchmarks:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**	Annualized Since Inception***
Class A	17.60%	3.55%	3.97%	N/A
Class A with load	10.79%	2.33%	3.32%	N/A
Class C	16.66%	2.76%	3.15%	N/A
Class I	17.81%	3.82%	N/A	3.65%
Nasdaq-100 Index(a)	33.13%	17.66%	17.61%	17.72%
S&P 500 Total Return Index(b)	19.59%	12.31%	11.80%	11.62%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.61% for Class A, 3.36% for Class C and 2.36% for Class I shares . Please review the Fund’s most recent prospectus for detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to October 2020 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	The Nasdaq 100 Index (“NDX”) is a large-capitalization growth index comprised of the 100 largest domestic and international (including emerging markets) non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NDX is concentrated in the technology sector Investors cannot invest directly in an index.

(b)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 31, 2013 for Class A, Class C.

***	Inception date is June 6, 2014 for Class I

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Equity	16.9%
Software	11.7%
Semiconductors	11.4%
Technology Hardware	8.9%
Internet Media & Services	8.9%
E-Commerce Discretionary	4.9%
Automotive	2.8%
Biotech & Pharma	2.3%
Beverages	1.5%
Technology Services	1.3%
Other/Cash & Equivalents	29.4%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

June 30, 2023

Catalyst/Millburn Hedge Strategy Fund (MBXAX, MBXCX, MBXIX) (unaudited)

Dear Shareholders,

The Fund was profitable during the fiscal year (FY) as gains from the Fund’s long equity component and from trading of interest rate futures and currency forwards within the Fund’s long/short futures component outdistanced losses from the futures component’s trading of commodity futures, especially in energy. The Fund’s I Share generated a +2.77% return for the fiscal year, underperforming the S&P 500 TR Index (+19.59%) and the ML 3 Month T-Bill Index (+3.62%).

Throughout the fiscal year, market prices were volatile as market participants gyrated between risk-on and risk-off positioning. Constantly changing narratives concerning the future paths of growth, inflation, and monetary policy both within and across various economic regions -- U.S., Europe, China, and Asia-ex-China -- and the growth bifurcation between sluggish manufacturing and housing sectors globally and buoyant employment, consumption and service sectors globally rattled financial and commodity markets. A variety of geopolitical events periodically added to market angst and volatility. These included the ongoing Russia/Ukraine war, the energy crisis, expanding tensions between the U.S. and China, the disastrous U.K. fiscal policy proposal by short-lived Prime Minister Truss in late September, Xi Jinping’s consolidation of power at the Communist Party Congress in October, the December start to ending China’s COVID ZERO policy, regional banking stresses in the U.S. and Europe in March, political machinations around the U.S. debt ceiling in May, a late June spate of unexpectedly hawkish activity by global central banks, and the brief mutiny by the Wagner Group in Russia.

Equity prices were volatile throughout the FY. Disparate views about inflation, monetary policy, growth, and earnings kept stocks unsettled in broad ranges with widely divergent results by region, sector, and individual security. When market participants focused on higher interest rates and hawkish monetary policy, sluggish manufacturing and housing, Chinese growth concerns and increasing recession risks globally, equities would experience selling pressures. On the other hand, when market participants expected central banks to relent on their hawkishness, or focused on strong employment, strong consumer spending and service sectors globally, and hopes for a soft landing or no landing growth scenario in the U.S., equity prices would advance. During 2023, elation about the AI revolution specifically and tech more generally also supported equity prices, especially in the U.S. In this environment, the Fund’s equity component constituents, especially U.S. focused ETFs, were highly profitable. On the other hand, trading of long/short equity futures was flat as profits from short positions in China-related futures, the VIX volatility index future, the EEM emerging markets equity index future, and the Italian stock index future were offset by losses from short U.S. equity index futures positions, especially in 2023, and from the trading of European, Canadian, Australian, Japanese, Brazilian, and EAFE equity index futures.

Global central banks, particularly developed market central banks led by the Federal Reserve, aggressively hiked interest rates and otherwise tightened monetary policy persistently throughout the FY to bring down unacceptably high inflation. Market interest rates, however, were quite volatile as market participants, who incorrectly doubted the central bank resolve to keep raising interest rates, periodically pushed market rates down during times of misplaced optimism about slowing inflation and/or about easing growth. For example, in mid-March 2023 global interest rates collapsed amid historic levels of interest rate volatility as risks of economic slowdown/recession rose in the wake of the regional banking turmoil in the U.S. and Europe, before climbing back near pre-crisis levels by the end of the FY.

Overall, short positions in German, U.S., and British interest rate futures, especially short-term futures were profitable. On the other hand, trading of French, Italian, and U.S. long-term interest rate futures registered partially offsetting losses.

Trading of currency forwards was mixed but profitable this FY. A long position in the high yield Mexican peso versus the U.S. dollar was consistently profitable. Long U.S. dollar positions against the euro and Canadian dollar were profitable during 2022 when the Federal Reserve was leading the way toward higher interest rates among major central banks. A long dollar position relative to the low yield Japanese yen was profitable during 2023. A short dollar position versus the pound sterling was also profitable. On the other hand, trading the U.S. dollar against the Aussie dollar, New Zealand dollar, and Swedish krona, a long dollar position versus the Norwegian krone, and a short dollar trade against the Brazilian real posted partially offsetting losses.

Energy prices were buffeted by conflicting forces throughout the FY. In general, global supply and demand fundamentals seemed a jumble of pluses and minuses. Fears of sluggish global growth, particularly in China, higher interest rates and tighter monetary policy, a stronger dollar, and evidence that diesel and gasoline demand was being negatively impacted by increasing EV usage and government fuel economy standards held down prices. Meanwhile, a better-than-anticipated U.S. growth outlook, multiple production cuts from OPEC+, news that the U.S. was commencing a rebuild of the strategic petroleum reserve and increasing demand for air travel globally supported prices. On balance, energy prices declined markedly, especially in 2022, and long positions in Brent crude, WTI crude, London gas oil, heating oil and RBOB gasoline were unprofitable. On the other hand, a short U.S. natural gas trade produced a partially offsetting gain, particularly during the winter months when prices declined in response to warmer than normal weather in Europe and the U.S., expanding inventories, and increasing recession fears.

Trading of non-energy commodities was fractionally unprofitable. Short corn and soybean meal positions were unprofitable in 2022 when grain prices rose after the USDA and MARS (the European Union’s crop monitoring service) both reported worsening crop conditions amid heatwaves in the U.S. and Europe. Trading of soybean oil was also slightly unprofitable. Also, in early 2023, a long soybean trade posted a small loss when prices fell after major grain producers reported an improving supply outlook. In the metal sector, losses on short copper and gold trades slightly outpaced the gain from a short silver position. Finally, trading of soft commodities and livestock futures was nearly flat.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

5564-NLD-7/27/2023

Catalyst/Millburn Hedge Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception**	Annualized Since Inception***	Annualized Since Inception****
Class A	2.55%	6.52%	N/A	N/A	8.12%	N/A
Class A with load	(3.36)%	5.27%	N/A	N/A	7.27%	N/A
Class C	1.77%	5.73%	N/A	N/A	7.31%	N/A
Class C-1	1.79%	N/A	N/A	N/A	NA	12.87%
Class I (a)	2.77%	6.79%	9.10%	10.33%	N/A	N/A
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index (b)	3.62%	1.56%	0.99%	2.08%	1.30%	1.43%
Credit Suisse Managed Futures Hedge Fund Index (c)	(1.65)%	6.31%	4.07%	4.75%	3.11%	11.54%
S&P 500 Total Return Index (d)	19.59%	12.31%	12.86%	9.00%	12.90%	14.04%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.27% for Class A, 3.02% for Class C, 3.02% for Class C-1 and 2.02% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Fund acquired all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 28, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the I shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on January 1, 1997. Updated performance information will be available at no cost by calling 1-866-447-4228 or visiting the Fund’s website at www.CatalystMF.com.

(b)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill”, is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

(c)	Credit Suisse Managed Futures Hedge Fund Index is designed to broadly represent the performance of Managed Futures hedge funds in the Credit Suisse database representing at least 85% of total Managed Futures hedge fund assets under management. Investors cannot invest directly in an index.

(d)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is January 1, 1997 for Class I shares and Benchmarks.

***	Inception date is December 28, 2015 for Class A shares, Class C shares and Benchmarks.

****	Inception date is October 30, 2020 for Class C-1 shares and Benchmarks.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Equity	47.6%
U.S. Government & Agencies	39.6%
Other/Cash & Equivalents	12.8%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

June 30, 2023

Catalyst Buffered Shield Fund (SHIEX, SHINX, SHIIX) (unaudited)

Dear Fellow Shareholders,

Inflationary pressures have resulted in the Fed raising rates in one of the quickest tightening campaigns in history with Fed Chief Powell signaling at least one more rate hike in July as he consistently remains hawkish in his approach. While CPI, the preferred measure of inflation, continues to decline rapidly, inclusive of a recent 3% print, up until now the year-over-year comparisons have proven quite beneficial. Pundits believe softening of real estate will continue to put pressure on inflation measures given that real estate affects roughly 1/3 of the CPI measurement. However, Canada and Europe thought inflation may be in the rear-view window and yet it reared its ugly head, resulting in a resumption of rate increases there as well.

Due to one of the more inverted yield curves in history, market pundits expect a recession. Earlier in the year, talking heads were arguing between a shallow and deep recession. The conversation now, given the resilience of the US economy, is whether we need a recession at all! Given inflation declines and if the economy does not over-heat, perhaps the yield curve can normalize without the need for the Fed to ease conditions by coming to the rescue of an anemic economy.

There are few in the market though that expect fixed income yields to move up materially from here though and that is a positive for our strategy, which relies on fixed income as collateral for our option-based strategy. With yields above 5%, our collateral book throws off significant premiums in assisting us to shape some of the best risk/reward exposures since initiating this strategy roughly 10 years ago. Given geopolitical concerns, inflationary concerns, a sharp tightening of economic conditions, and a soon to be stressful presidential race, it is not unreasonable to expect a range of potential outcomes for equity markets.

The Catalyst Buffered Shield Fund’s strategy uses options in creating an exposure to the S&P 500. Our equity options strategy seeks to (1) hedge, (2) participate and (3) optimize performance based on the S&P 500. Our options though only cost a few cents on the dollar to implement. Like structured notes, we also use short term investment grade credit securities to provide collateral for our option position. The higher yield that the strategy is now generating is beneficial longer term as the strategy uses these yields in financing the options we put in place. For example, one year ago, yields were closer to 2% while today they are closer to 5%, which means that we have an additional 3% budget to spend on buying downside puts and/or purchasing upside exposure on the S&P 500.

Fund Performance

The Fund’s total returns for the fiscal year ended 06/30/23 and for the period since inception through 06/30/23 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year	Since Inception [1]
Class A	4.60%	4.31%
Class C (09/05/2017)	3.81%	3.59%
Class I	4.83%	4.57%
S&P 500 TR Index [2]	19.59%	11.68%
Class A with Sales Charge	-1.36%	3.56%

[1]	Since inception returns assume inception date of 04/14/2015 for Class A and I, and 09/05/2017 for Class C.

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund is comprised of exchange listed SPY equity options and a mix of short-term investment grade bond ETFs that seek to provide a proxy for short-term investment grade bonds and short-term Treasury bonds. The options serve the purpose of providing a relatively defined exposure to the S&P 500. The bonds serve as collateral for the option positions as well as provide a potential yield that is used in purchasing the options.

Fund returns over the last 12 months were generated primarily by the option component of the strategy, while there has also been a material negative effect on the bond component given the very quick move up in interest rates.

Sincerely,

Joseph Halpern

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

5559-NLD-7/27/2023

[2]	The S&P 500 Total Return Index (“S&P 500 TR”) is used to represent the U.S. large-cap stock market.

Catalyst Buffered Shield Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for the periods ended June 30, 2023, compared to its benchmarks:

	1 Year Return	5 Year Return	Annualized Since Inception**	Annualized Since Inception***
Class A (a)	4.60%	3.56%	4.31%	N/A
Class A with Load	(1.36)%	2.33%	3.56%	N/A
Class C (a)	3.81%	2.77%	N/A	3.59%
Class I	4.83%	3.80%	4.57%	N/A
S&P 500 Total Return Index (b)	19.59%	12.31%	11.68%	12.73%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2022 the Fund’s total gross annual operating expenses. including the cost of underlying funds, are 1.89% for Class A, 2.64% for Class C and 1.64% for Class I shares. Please review the Fund’s most recent prospectus for detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

**	Inception date is April 14, 2015 for Class A, Class I. Total returns for Class A and Class I shares are based on the performance of the Fund’s Predecessor Fund.

***	Inception date is September 5, 2017 for Class C.

(a)	Buffered Shield merged with the Exceed Defined Shield Index Fund, (the “Predecessor Fund”) effective as of the close of business on September 1, 2017. The Predecessor Fund was organized originally as an investment company on April 14, 2015. Buffered Shield acquired all of the assets and liabilities of the Predecessor Fund, a series of Forum Funds in a tax-free exchange. In connection with the acquisition, Investor Shares and Institutional Shares of the Predecessor Fund were exchanged for Class A shares and Class I shares of the Buffered Shield Fund, respectively.

(b)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Fixed Income	93.6%
Other/Cash & Equivalents	6.4%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 25.6%
	AUTOMOTIVE - 1.7%
16,641	Sumitomo Electric Industries Ltd.	$202,653

	BEVERAGES - 0.0%(a)
2	Treasury Wine Estates Ltd.	15

	BIOTECH & PHARMA - 0.0%(a)
2	Bayer A.G.	111

	CHEMICALS - 1.3%
394	Air Liquide S.A.	70,597
219	New Linde PLC	83,457
		154,054
	ELECTRIC UTILITIES - 1.4%
2	BKW A.G.	353
4,789	Brookfield Renewable Partners, L.P.	141,228
2	Enel SpA	13
7,264	Fusion Fuel Green PLC(b)	18,596
		160,190
	ELECTRICAL EQUIPMENT - 5.0%

1,931	Bloom Energy Corporation, Class A(b)	31,572
10,916	Furukawa Electric Company Ltd.	191,949
1,283	Nexans S.A.	111,093
2,142	NKT A/S(b)	129,909
3,367	Prysmian SpA	140,647
		605,170
	ENGINEERING & CONSTRUCTION - 0.0%(a)
2	Stantec, Inc.	131

	FOOD - 0.0%(a)
2	Leroy Seafood Group ASA	8

	FORESTRY, PAPER & WOOD PRODUCTS - 0.0%(a)
2	Altri SGPS S.A.	9
2	Daio Paper Corporation	16

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 25.6% (Continued)
	FORESTRY, PAPER & WOOD PRODUCTS - 0.0%(a) (Continued)
2	Stora Enso OYJ, R Shares	$23
2	Svenska Cellulosa A.B. SCA	25
		73
	GAS & WATER UTILITIES - 0.0%(a)
2	American Water Works Company, Inc.	286

	INSTITUTIONAL FINANCIAL SERVICES - 7.3%
1,986	Cboe Global Markets, Inc.	274,087
1,238	CME Group, Inc.	229,389
4,734	Hong Kong Exchanges & Clearing Ltd.	178,340
1,915	Intercontinental Exchange, Inc.	216,548
		898,364
	RENEWABLE ENERGY - 1.7%
6,599	Ballard Power Systems, Inc.(b)	28,771
40,983	Cell Impact A.B.(b)	17,118
6,516	Ceres Power Holdings PLC(b)	25,123
11,622	FuelCell Energy, Inc.(b)	25,104
26,432	ITM Power PLC(b)	24,263
2,761	McPhy Energy S.A.(b)	25,248
22,181	NEL ASA(b)	26,018
3,086	Plug Power, Inc.(b)	32,063
2	Vestas Wind Systems A/S(b)	53
2	Xinjiang Goldwind Science & Technology Company Ltd.	1
		203,762
	SPECIALTY REIT - 2.8%
15,340	Farmland Partners, Inc.	187,301
9,379	Gladstone Land Corporation	152,596
		339,897
	TIMBER REIT - 4.4%
3,448	PotlatchDeltic Corporation	182,227
5,394	Rayonier, Inc.	169,372
5,414	Weyerhaeuser Company	181,423
		533,022

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares				Fair Value
	TOTAL COMMON STOCKS (Cost $3,030,361)			$3,097,736

	EXCHANGE-TRADED FUNDS — 31.2%
	EQUITY - 28.0%
10,371	First Trust Global Wind Energy ETF			181,181
1,650	First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund			173,448
5,966	Global X US Infrastructure Development ETF			187,511
1,865	Invesco Solar ETF(b)			133,198
2,409	Invesco Water Resources ETF			135,844
10,015	iShares Emerging Markets Infrastructure ETF			220,230
8,687	iShares Global Clean Energy ETF			159,841
4,554	iShares Global Infrastructure ETF			213,810
2,844	iShares Global Timber & Forestry ETF			203,901
14,198	Utilities Select Sector SPDR Fund			929,118
4,025	VanEck Agribusiness ETF			328,963
825	VanEck Environmental Services ETF			133,314
2,479	VanEck Natural Resources ETF			119,423
907	VanEck Rare Earth/Strategic Metals ETF			75,426
1,409	VanEck Steel ETF			90,120
1,914	VanEck Uranium + Nuclear Energy ETF			113,701
				3,399,029
	FIXED INCOME - 3.2%
3,645	iShares TIPS Bond ETF			392,275

	TOTAL EXCHANGE-TRADED FUNDS (Cost $3,855,074)			3,791,304

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 17.1%
	U.S. TREASURY NOTES — 17.1%
525,000	United States Treasury Note	2.5000	08/15/23	523,265

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 17.1% (Continued)
	U.S. TREASURY NOTES — 17.1%
787,000	United States Treasury Note	2.7500	11/15/23	$779,759
525,000	United States Treasury Note	2.7500	02/15/24	516,443
262,000	United States Treasury Note	2.5000	05/15/24	255,471
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,081,292)			2,074,938

Shares
	SHORT-TERM INVESTMENT — 21.7%
	MONEY MARKET FUND - 21.7%
2,638,769	First American Treasury Obligations Fund, Class X, 5.03%(c),(e)			2,638,769
	TOTAL MONEY MARKET FUNDS (Cost $2,638,769)

	TOTAL INVESTMENTS - 95.6% (Cost $11,605,496)			$11,602,747
	OTHER ASSETS IN EXCESS OF LIABILITIES- 4.4%			538,417
	NET ASSETS - 100.0%			$12,141,164

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration Date	Notional Amount(d)	Value and Unrealized Appreciation (Depreciation)
2	CBOT Corn Future(e)	12/14/2023	$49,475	$(9,300)
1	CBOT Soybean Future(e)	11/14/2023	67,163	5,050
1	CBOT Soybean Meal Future(e)	12/14/2023	39,730	1,770
3	CBOT Soybean Oil Future(e)	12/14/2023	106,146	9,522
2	CME Lean Hogs Future(e)	08/14/2023	74,080	3,910
5	CME Live Cattle Future(e)	08/31/2023	354,350	26,630
4	COMEX Gold 100 Troy Ounces Future(e)	08/29/2023	771,759	(13,550)
3	COMEX Silver Future(e)	09/27/2023	345,300	5,695
7	ICE Brent Crude Oil Future(e)	07/31/2023	527,870	(1,350)
3	ICE Gas Oil Future(e)	08/10/2023	210,750	3,450
1	KCBT Hard Red Winter Wheat Future(e)	09/14/2023	40,000	900
2	LME Lead Future(e)	09/18/2023	105,125	2,156
2	NYBOT CSC Cocoa Future(e)	09/14/2023	67,060	4,000
2	NYBOT CSC Number 11 World Sugar Future(e)	09/29/2023	51,050	(4,323)
1	NYMEX Light Sweet Crude Oil Future(e)	07/20/2023	70,640	1,500
2	NYMEX NY Harbor ULSD Futures(e)	07/31/2023	205,598	5,048
2	NYMEX Platinum Future(e)	10/27/2023	91,320	(1,180)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

OPEN FUTURES CONTRACTS (Continued)
Number of Contracts	Open Long Futures Contracts (Continued)	Expiration Date	Notional Amount(d)	Value and Unrealized Appreciation (Depreciation)
4	NYMEX Reformulated Gasoline Blendstock for Oxygen Blending RBOB Future(e)	07/31/2023	$427,544	$13,096
	TOTAL LONG FUTURES CONTRACTS			$53,024

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration Date	Notional Amount(d)	Value and Unrealized Appreciation (Depreciation)
2	LME Nickel Future(e)	09/18/2023	$246,108	$9,945
3	LME Primary Aluminum Future(e)	09/18/2023	161,063	5,207
1	LME Zinc Future(e)	09/18/2023	59,731	2,957
	TOTAL SHORT FUTURES CONTRACTS			$18,109

	TOTAL FUTURES CONTRACTS			$71,133

A/S - Anonim Sirketi

ETF - Exchange Traded Fund

L.P. - Limited Partnership

Ltd. - Limited Company

OYJ - Julkinen osakeyhtiö

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S/A - Société Anonyme

SPDR - Standard & Poor’s Depositary Receipt

(a)	Percentage rounds to less than 0.1%.

(b)	Non income producing security.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(e)	All or a portion of this investment is a holding of the CHCSF Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/WARRINGTON STRATEGIC PROGRAM FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 68.7%
	U.S. TREASURY BILLS — 68.7%
13,000,000	United States Treasury Bill(a) (d)	3.8705	07/13/23	$12,981,830
15,000,000	United States Treasury Bill(a) (d)	4.7500	08/10/23	14,918,854
10,000,000	United States Treasury Bill(a) (d)	4.9255	09/07/23	9,905,595
10,000,000	United States Treasury Bill(a) (d)	5.0801	11/02/23	9,823,608
15,000,000	United States Treasury Bill(a) (d)	5.1500	12/28/23	14,611,602
20,000,000	United States Treasury Bill(a) (d)	4.9433	01/25/24	19,426,032
				81,667,521
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $81,839,522)			81,667,521

Shares
	SHORT-TERM INVESTMENT — 1.6%
	MONEY MARKET FUND - 1.6%
1,843,158	First American Treasury Obligations Fund, Class X, 5.03% (Cost $1,843,158)(b)			1,843,158

Contracts(c)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 0.2%
	PUT OPTIONS PURCHASED - 0.2%
471	S&P 500 Emini Future, Maturing September 2023	ADM	07/03/2023	$4,250	$100,087,500	$4,710
1,284	S&P 500 Emini Future, Maturing September 2023	ADM	07/10/2023	4,175	268,035,000	51,360
600	S&P 500 Emini Future, Maturing September 2023	FCS	07/10/2023	4,175	125,250,000	24,000
642	S&P 500 Emini Future, Maturing September 2023	ADM	07/10/2023	4,325	138,832,500	46,545
300	S&P 500 Emini Future, Maturing September 2023	FCS	07/10/2023	4,325	64,875,000	21,750
1,200	S&P 500 Emini Future, Maturing September 2023	ADM	07/05/2023	4,150	249,000,000	15,000
684	S&P 500 Emini Future, Maturing September 2023	FCS	07/05/2023	4,150	141,930,000	8,550
600	S&P 500 Emini Future, Maturing September 2023	ADM	07/05/2023	4,270	128,100,000	10,500
342	S&P 500 Emini Future, Maturing September 2023	FCS	07/05/2023	4,270	73,017,000	5,985
1,384	S&P 500 Emini Future, Maturing September 2023	ADM	07/07/2023	4,180	289,256,000	38,060
500	S&P 500 Emini Future, Maturing September 2023	FCS	07/07/2023	4,180	104,500,000	13,750
692	S&P 500 Emini Future, Maturing September 2023	ADM	07/07/2023	4,300	148,780,000	27,680
250	S&P 500 Emini Future, Maturing September 2023	FCS	07/07/2023	4,300	53,750,000	10,000
250	S&P 500 Emini Future, Maturing September 2023	ADM	07/06/2023	4,250	53,125,000	5,625
221	S&P 500 Emini Future, Maturing September 2023	FCS	07/06/2023	4,250	46,962,500	4,972

	TOTAL PUT OPTIONS PURCHASED (Cost - $945,532)					288,487

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $945,532)					288,487

The accompanying notes are an integral part of these financial statements.

CATALYST/WARRINGTON STRATEGIC PROGRAM FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Fair Value
TOTAL INVESTMENTS - 70.5% (Cost $84,628,212)	$83,799,166
PUT OPTIONS WRITTEN - (0.4)% (Proceeds - $953,775)	(459,225)
OTHER ASSETS IN EXCESS OF LIABILITIES- 29.9%	35,529,811
NET ASSETS - 100.0%	$118,869,752

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS WRITTEN - (0.4)%
	PUT OPTIONS WRITTEN - (0.4)%
1,413	S&P 500 Emini Future, Maturing September 2023	ADM	07/03/2023	$4,125	$291,431,250	$10,597
3,852	S&P 500 Emini Future, Maturing September 2023	ADM	07/10/2023	3,900	751,140,000	77,040
1,800	S&P 500 Emini Future, Maturing September 2023	FCS	07/10/2023	3,900	351,000,000	36,000
1,284	S&P 500 Emini Future, Maturing September 2023	ADM	07/10/2023	4,250	272,850,000	64,200
600	S&P 500 Emini Future, Maturing September 2023	FCS	07/10/2023	4,250	127,500,000	30,000
3,600	S&P 500 Emini Future, Maturing September 2023	ADM	07/05/2023	3,950	711,000,000	27,000
2,052	S&P 500 Emini Future, Maturing September 2023	FCS	07/05/2023	3,950	405,270,000	15,390
1,200	S&P 500 Emini Future, Maturing September 2023	ADM	07/05/2023	4,210	252,600,000	18,000
684	S&P 500 Emini Future, Maturing September 2023	FCS	07/05/2023	4,210	143,982,000	10,260
4,152	S&P 500 Emini Future, Maturing September 2023	ADM	07/07/2023	3,925	814,830,000	62,280
1,500	S&P 500 Emini Future, Maturing September 2023	FCS	07/07/2023	3,925	294,375,000	22,500
1,384	S&P 500 Emini Future, Maturing September 2023	ADM	07/07/2023	4,240	293,408,000	44,980
500	S&P 500 Emini Future, Maturing September 2023	FCS	07/07/2023	4,240	106,000,000	16,250
750	S&P 500 Emini Future, Maturing September 2023	ADM	07/06/2023	4,125	154,687,500	13,125
663	S&P 500 Emini Future, Maturing September 2023	FCS	07/06/2023	4,125	136,743,750	11,603
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $953,775)					459,225

	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $953,775)					$459,225

ADM	ADM Investor Services, Inc.

FCS	StoneX Group, Inc.

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(c)	Each contract is equivalent to one futures contract.

(d)	Held as collateral for options.

The accompanying notes are an integral part of these financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 0.7%
	ASSET MANAGEMENT — 0.2%
225,000	New Mountain Finance Corporation(a)	7.5000	10/15/25	$228,641

	SPECIALTY FINANCE — 0.5%
225,000	Arbor Realty Trust, Inc.(a)	7.5000	08/01/25	225,225
225,000	Two Harbors Investment Corporation	6.2500	01/15/26	201,375
				426,600
	TOTAL CONVERTIBLE BONDS (Cost $651,471)			655,241

	CORPORATE BONDS — 62.9%
	AEROSPACE & DEFENSE — 3.7%
3,500,000	Raytheon Technologies Corporation	3.9500	08/16/25	3,430,092

	ASSET MANAGEMENT — 1.8%
1,650,000	Ares Capital Corporation	4.2000	06/10/24	1,611,040

	BEVERAGES — 3.8%
3,500,000	Constellation Brands, Inc.	5.0000	02/02/26	3,483,845

	BIOTECH & PHARMA — 7.3%
3,500,000	AbbVie, Inc.	3.8000	03/15/25	3,404,213
3,500,000	Gilead Sciences, Inc.	3.6500	03/01/26	3,366,976
				6,771,189
	CHEMICALS — 5.6%
3,500,000	DuPont de Nemours, Inc.	4.4930	11/15/25	3,428,668
1,760,000	Sherwin-Williams Company (The)	3.1250	06/01/24	1,718,474
				5,147,142
	FOOD — 3.6%
3,500,000	Kraft Heinz Foods Company	3.0000	06/01/26	3,302,822

	HEALTH CARE FACILITIES & SERVICES — 3.8%
3,500,000	HCA, Inc.	5.0000	03/15/24	3,478,416

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 62.9% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 0.8%
800,000	Goldman Sachs Group, Inc. (The)	3.7500	05/22/25	$772,363

	INTERNET MEDIA & SERVICES — 7.6%
3,500,000	Netflix, Inc.	5.7500	03/01/24	3,496,255

3,500,000	VeriSign, Inc.	5.2500	04/01/25	3,468,918
				6,965,173
	LEISURE FACILITIES & SERVICES — 3.7%
3,500,000	McDonald’s Corporation Series MTN	3.7000	01/30/26	3,383,949

	RETAIL - DISCRETIONARY — 6.5%
1,700,000	Lowe’s Companies, Inc.	4.4000	09/08/25	1,666,119
1,300,000	Lowe’s Companies, Inc.	4.8000	04/01/26	1,287,274
3,157,000	Ross Stores, Inc.	3.3750	09/15/24	3,068,180
				6,021,573
	SEMICONDUCTORS — 3.8%
3,500,000	Intel Corporation	4.8750	02/10/26	3,489,941

	SOFTWARE — 3.6%
3,500,000	Oracle Corporation	2.9500	05/15/25	3,339,056

	TECHNOLOGY SERVICES — 7.3%
3,500,000	Equifax, Inc.	2.6000	12/01/24	3,334,768
3,500,000	International Business Machines Corporation	3.3000	05/15/26	3,336,571
				6,671,339
	TOTAL CORPORATE BONDS (Cost $58,210,363)			57,867,940

		Discount Rate
		(%)
	U.S. GOVERNMENT & AGENCIES — 13.5%
	U.S. TREASURY BILLS — 13.5%
1,000,000	United States Treasury Bill(b),(c),(e)	5.0559	03/21/24	962,783
2,000,000	United States Treasury Bill(b),(c),(e)	5.0974	04/18/24	1,917,025
5,000,000	United States Treasury Bill(b),(c),(e)	5.1078	05/16/24	4,772,277
5,000,000	United States Treasury Bill(b),(c),(e)	5.0822	06/13/24	4,753,655
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $12,444,944)			12,405,740

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 13.2%
	MONEY MARKET FUNDS - 13.2%
1,246,055	First American Government Obligations Fund, Class U, 5.03%(b) (d)	$1,246,055
10,864,482	First American Treasury Obligations Fund, Class X, 5.03% (d)	10,864,482
	TOTAL SHORT-TERM INVESTMENTS (Cost $12,110,537)	12,110,537

	TOTAL INVESTMENTS - 90.3% (Cost $83,417,315)	$83,039,458
	OTHER ASSETS IN EXCESS OF LIABILITIES- 9.7%	8,973,457
	NET ASSETS - 100.0%	$92,012,915

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023 the total market value of 144A securities is $453,866 or 0.5% of net assets.

(b)	All or a portion of this investment is a holding of the CSACS Fund Limited.

(c)	Zero coupon bond.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(e)	This security is segregated as Collateral for a Swap Contract.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

TOTAL RETURN SWAP - 6.0%

The BNP Paribas Catalyst Systematic Index (“BNP CASA Index”) is a rules based index designed to capitalize on structural inefficiencies and behavioral biases present within the equity, fixed income, commodity and currency markets. The BNP CASA Index is comprised of seven rules-based Index components created by BNP Paribas.

		Notional			Pay/Receive Fixed	Upfront	Unrealized
Shares	Frequency and Reference Entity	Amount	Counterparty	Maturity	Rate	Payments	Appreciation
21,079	At Maturity BNP Paribas Catalyst Systematic Index +	102,956,689	BNP Paribas	6/12/2024	0.1500%	—	$5,522,099

+	This instrument is held by CSACS Fund Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

BNP Paribas Catalyst Systematic Index Swap Holdings ^

				Value
				Unrealized
				Appreciation/
Long Contracts		Notional Amount	Expiration	(Depreciation)	Weighted%
	OPEN LONG FUTURES CONTRACTS
98	CMX Gold	$18,965,196	Aug-23	$(504,246)	18.42%
174	Eurostoxx 50	8,497,396	Sep-23	370,584	8.25%
58	JGB	60,189,076	Sep-23	301,332	58.46%
232	Nikkei	27,008,493	Sep-23	2,092,084	26.23%
85	S&P 500	19,109,636	Sep-23	1,155,902	18.56%
80	ICE Brent Crude	5,977,497	Feb-24	281,759	5.81%
80	ICE Brent Crude	5,968,092	Jan-24	276,866	5.80%
65	ICE Brent Crude	4,779,863	Jun-24	225,375	4.64%
16	ICE Brent Crude	1,198,782	Nov-23	53,338	1.16%
27	ICE Gas Oil	1,880,464	Aug-23	132,528	1.83%
29	ICE Gas Oil	2,025,526	Dec-23	109,655	1.97%
29	ICE Gas Oil	2,003,853	Nov-23	113,139	1.95%
62	LME Aluminium HG	3,330,895	Aug-23	(162,491)	3.24%
36	LME Aluminium HG	2,014,074	Jun-24	(79,130)	1.96%
25	LME Aluminium HG	1,337,660	Oct-23	(63,476)	1.30%
21	LME Copper	4,368,604	Aug-23	127,781	4.24%
4	LME Copper	873,802	Jan-24	21,732	0.85%
21	LME Copper	4,366,323	Oct-23	117,287	4.24%
17	LME Copper	3,494,258	Sep-23	97,159	3.39%
6	LME Lead	305,202	Aug-23	13,656	0.30%
9	LME Lead	456,901	Dec-23	17,253	0.44%
15	LME Lead	761,690	Nov-23	30,120	0.74%
15	LME Lead	762,658	Oct-23	31,884	0.74%
14	LME Nickel	1,698,747	Aug-23	(8,843)	1.65%
3	LME Nickel	340,579	Dec-23	(2,529)	0.33%
3	LME Nickel	340,625	Nov-23	(2,392)	0.33%
8	LME Nickel	1,021,486	Oct-23	(6,905)	0.99%
32	LME Zinc	1,925,111	Aug-23	121,417	1.87%
19	LME Zinc	1,154,561	Dec-23	69,489	1.12%
13	LME Zinc	770,307	Nov-23	46,830	0.75%
1936	NYMEX Gasoline RBOB	2,069,206	Aug-23	147,464	2.01%
2146	NYMEX Gasoline RBOB	1,999,520	Oct-23	92,233	1.94%
1137	NYMEX Heating Oil	1,168,532	Aug-23	100,424	1.13%
1529	NYMEX Heating Oil	1,554,758	Dec-23	104,158	1.51%
290	NYMEX Heating Oil	293,156	Feb-24	17,792	0.28%
286	NYMEX Heating Oil	292,270	Nov-23	20,568	0.28%
115	NYMEX Natural Gas	3,667,384	Apr-24	201,651	3.56%
93	NYMEX Natural Gas	3,521,090	Feb-24	183,513	3.42%
222	NYMEX Natural Gas	7,778,095	Mar-24	460,994	7.55%
92	NYMEX WTI Crude	6,472,233	Jan-24	305,075	6.29%
93	NYMEX WTI Crude	6,406,701	Jul-24	313,881	6.22%
93	NYMEX WTI Crude	6,410,497	Jun-24	317,795	6.23%
	NET UNREALIZED GAIN FROM OPEN LONG FUTURE CONTRACTS			$7,242,707

Short Contracts
	OPEN SHORT FUTURES CONTRACTS
(40)	3 Month SOFR	$(9,369,241)	Dec-23	$54,155	9.10%
(26)	3 Month SOFR	(6,254,421)	Dec-24	47,835	6.07%
(40)	3 Month SOFR	(9,428,637)	Jun-24	83,891	9.16%
(26)	3 Month SOFR	(6,279,133)	Jun-25	38,856	6.10%
(40)	3 Month SOFR	(9,393,528)	Mar-24	72,205	9.12%
(26)	3 Month SOFR	(6,269,575)	Mar-25	44,965	6.09%
(40)	3 Month SOFR	(9,366,123)	Sep-23	22,717	9.10%
(26)	3 Month SOFR	(6,232,112)	Sep-24	55,226	6.05%
(70)	3 Months Euribor	(18,413,124)	Dec-23	54,496	17.88%
(43)	3 Months Euribor	(11,477,131)	Dec-24	67,353	11.15%

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

				Value
				Unrealized
				Appreciation/
Short Contracts		Notional Amount	Expiration	(Depreciation)	Weighted%
	OPEN SHORT FUTURES CONTRACTS (Continued)
(70)	3 Months Euribor	$(18,444,777)	Jun-24	$108,673	17.92%
(43)	3 Months Euribor	(11,512,188)	Jun-25	50,295	11.18%
(70)	3 Months Euribor	(18,418,883)	Mar-24	87,800	17.89%
(43)	3 Months Euribor	(11,496,151)	Mar-25	58,536	11.17%
(70)	3 Months Euribor	(18,428,472)	Sep-23	22,985	17.90%
(43)	3 Months Euribor	(11,453,361)	Sep-24	72,049	11.12%
(368)	CBOE VIX	(5,543,309)	Jul-23	1,473,534	5.38%
(13924)	CMX Copper	(13,086,409)	Sep-23	(379,680)	12.71%
(239)	ICE Brent Crude	(18,007,172)	Sep-23	(725,354)	17.49%
(85)	ICE Gas Oil	(5,944,284)	Sep-23	(376,592)	5.77%
(125)	LME Aluminium HG	(6,727,685)	Sep-23	319,243	6.53%
(44)	LME Lead	(2,305,903)	Sep-23	(101,626)	2.24%
(28)	LME Nickel	(3,439,150)	Sep-23	21,331	3.34%
(65)	LME Zinc	(3,896,153)	Sep-23	(240,209)	3.78%
(4002)	NYMEX Gasoline RBOB	(4,138,922)	Sep-23	(276,299)	4.02%
(3258)	NYMEX Heating Oil	(3,341,066)	Sep-23	(265,708)	3.25%
(574)	NYMEX Natural Gas	(15,930,757)	Sep-23	(2,810,515)	15.47%
(273)	NYMEX WTI Crude	(19,310,938)	Sep-23	(748,178)	18.76%
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS			$(3,168,017)

^	The make up of the underlying index and the total positions will not correlate to the unrealized gain/loss for the total return swap due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST INCOME AND MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 25.6%
	MORTGAGE FINANCE - 22.1%
11,170	AGNC Investment Corporation	$113,152
5,455	Annaly Capital Management, Inc.	109,155
8,200	Arbor Realty Trust, Inc.	121,523
9,240	KKR Real Estate Finance Trust, Inc.	112,451
10,910	Ladder Capital Corporation	118,374
9,759	MFA Financial, Inc.	109,691
10,560	New York Mortgage Trust, Inc.	104,755
8,810	PennyMac Mortgage Investment Trust	118,759
17,340	Redwood Trust, Inc.	110,456
12,710	Rithm Capital Corporation	118,838
5,920	Starwood Property Trust, Inc.	114,848
8,220	Two Harbors Investment Corporation	114,094
		1,366,096
	REAL ESTATE INVESTMENT TRUSTS - 3.5%
7,760	Franklin BSP Realty Trust, Inc.	109,882
4,280	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	107,000
		216,882

	TOTAL COMMON STOCKS (Cost $1,640,576)	1,582,978

	EXCHANGE-TRADED FUNDS — 34.0%
	FIXED INCOME - 34.0%
3,460	iShares Convertible Bond ETF	264,206
8,915	iShares MBS ETF	831,456
2,500	iShares Trust iShares 1 5 Year Investment Grade	125,425
1,590	Vanguard Intermediate Term Corporate Bond ETF	125,658
13,610	Vanguard Mortgage Backed Securities ETF	625,924

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST INCOME AND MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 34.0% (Continued)
	FIXED INCOME - 34.0% (Continued)
1,660	Vanguard Short Term Corporate Bond ETF	$125,596
		2,098,265

	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,288,292)	2,098,265

	OPEN END FUNDS — 9.6%
	FIXED INCOME - 9.6%
32,013	Catalyst Enhanced Income Strategy Fund, Class I(a)	294,196
16,291	Rational Special Situations Income Fund, Institutional Class(a)	298,775
		592,971

	TOTAL OPEN END FUNDS (Cost $647,315)	592,971

	SHORT-TERM INVESTMENT — 23.2%
	MONEY MARKET FUND - 23.2%
1,431,278	First American Treasury Obligations Fund, Class X, 5.03%(b)(d) (Cost $1,431,278)	1,431,278

	TOTAL INVESTMENTS – 92.4% (Cost $6,007,461)	$5,705,492
	OTHER ASSETS IN EXCESS OF LIABILITIES- 7.6%	466,757
	NET ASSETS - 100.0%	$6,172,249

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration Date	Notional Amount(c)	Value and Unrealized Appreciation
1	CME Live Cattle Future(d)	08/31/2023	$70,870	$4,892
7	NYBOT CSC Cocoa Future(d)	09/14/2023	234,710	13,617
6	NYMEX Henry Hub Natural Gas Futures(d)	08/29/2023	166,440	6,660
4	SGX Nikkei 225 Stock Index Future	09/07/2023	459,879	9,364
	TOTAL LONG FUTURES CONTRACTS			$34,533

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST INCOME AND MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

OPEN FUTURES CONTRACTS (Continued)
Number of Contracts	Open Short Futures Contracts	Expiration Date	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
26	3 Month Euro Euribor Future	09/15/2025	$6,877,700	$12,199
18	CME Japanese Yen Currency Future	09/18/2023	1,577,813	8,471
3	COMEX Gold 100 Troy Ounces Future(d)	08/29/2023	578,820	5,105
3	NYBOT CSC C Coffee Future(d)	09/19/2023	178,875	3,094
3	NYMEX Light Sweet Crude Oil Future(d)	07/20/2023	211,920	(9,150)
9	Three Month SONIA Index Futures	12/16/2025	2,713,384	34,076
24	Three Month SOFR Futures	12/16/2025	5,787,600	10,600
	TOTAL SHORT FUTURES CONTRACTS			$64,395
	TOTAL FUTURES CONTRACTS			$98,928

ETF - Exchange Traded Fund

(a)	Affiliated Company

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(d)	All or a portion of this investment is a holding of the CAMFMSF Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 63.1%
	AUTOMOTIVE - 2.8%
1,009	Lucid Group, Inc.(a)(b)	$6,952
507	Rivian Automotive, Inc.(a)(b)	8,447
1,345	Tesla, Inc.(a)	352,080
		367,479
	BEVERAGES - 1.5%
775	Keurig Dr Pepper, Inc.	24,234
575	Monster Beverage Corporation(a)	33,028
759	PepsiCo, Inc.	140,582
		197,844
	BIOTECH & PHARMA - 2.3%
294	Amgen, Inc.	65,275
332	AstraZeneca PLC ADR	23,761
80	Biogen, Inc.(a)	22,788
688	Gilead Sciences, Inc.	53,024
213	Moderna, Inc.(a)	25,879
59	Regeneron Pharmaceuticals, Inc.(a)	42,394
103	Seagen, Inc.(a)(b)	19,823
142	Vertex Pharmaceuticals, Inc.(a)(b)	49,971
		302,915
	CABLE & SATELLITE - 1.0%
84	Charter Communications, Inc., Class A(a)(b)	30,859
2,319	Comcast Corporation, Class A	96,354
2,145	Sirius XM Holdings, Inc.(b)	9,717
		136,930
	COMMERCIAL SUPPORT SERVICES - 0.2%
56	Cintas Corporation	27,836

	DIVERSIFIED INDUSTRIALS - 0.6%
368	Honeywell International, Inc.	76,361

	E-COMMERCE DISCRETIONARY - 4.9%
4,355	Amazon.com, Inc.(a)	567,719
296	eBay, Inc.(b)	13,228
254	JD.com, Inc. ADR	8,669

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 63.1% (Continued)
	E-COMMERCE DISCRETIONARY - 4.9% (Continued)
28	MercadoLibre, Inc.(a)(b)	$33,169
325	PDD Holdings, Inc. ADR(a)	22,471
		645,256
	ELECTRIC UTILITIES - 0.6%
284	American Electric Power Company, Inc.	23,912
180	Constellation Energy Corporation(b)	16,479
548	Exelon Corporation(b)	22,326
303	Xcel Energy, Inc.	18,838
		81,555
	ENTERTAINMENT CONTENT - 0.6%
432	Activision Blizzard, Inc.(a)	36,417
151	Electronic Arts, Inc.	19,585
1,340	Warner Bros Discovery, Inc.(a)(b)	16,804
		72,806
	FOOD - 0.6%
675	Kraft Heinz Company (The)(b)	23,962
752	Mondelez International, Inc., Class A	54,851
		78,813
	INDUSTRIAL SUPPORT SERVICES - 0.1%
315	Fastenal Company	18,582

	INTERNET MEDIA & SERVICES - 8.9%
225	Airbnb, Inc., Class A(a)(b)	28,836
2,580	Alphabet, Inc., Class A(a)	308,825
2,536	Alphabet, Inc., Class C(a)	306,780
21	Booking Holdings, Inc.(a)	56,707
1,227	Meta Platforms, Inc., Class A(a)	352,124
246	Netflix, Inc.(a)	108,361
		1,161,633
	LEISURE FACILITIES & SERVICES - 0.7%
170	Marriott International, Inc., Class A	31,227
634	Starbucks Corporation(b)	62,804
		94,031

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 63.1% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 1.3%
42	Align Technology, Inc.(a)(b)	$14,853
213	DexCom, Inc.(a)	27,373
251	GE HealthCare Technologies, Inc.	20,391
46	IDEXX Laboratories, Inc.(a)(b)	23,103
87	Illumina, Inc.(a)(b)	16,312
193	Intuitive Surgical, Inc.(a)	65,993
		168,025
	OIL & GAS PRODUCERS - 0.1%
101	Diamondback Energy, Inc.(b)	13,267

	OIL & GAS SERVICES & EQUIPMENT - 0.1%
558	Baker Hughes Company(b)	17,639

	RENEWABLE ENERGY - 0.1%
75	Enphase Energy, Inc.(a)(b)	12,561

	RETAIL - CONSUMER STAPLES - 1.2%
245	Costco Wholesale Corporation	131,903
122	Dollar Tree, Inc.(a)(b)	17,507
476	Walgreens Boots Alliance, Inc.(b)	13,561
		162,971
	RETAIL - DISCRETIONARY - 0.6%
67	Lululemon Athletica, Inc.(a)(b)	25,360
34	O’Reilly Automotive, Inc.(a)	32,479
190	Ross Stores, Inc.	21,305
		79,144
	SEMICONDUCTORS - 11.4%
888	Advanced Micro Devices, Inc.(a)	101,152
279	Analog Devices, Inc.	54,352
466	Applied Materials, Inc.(b)	67,356
48	ASML Holding N.V.	34,788
230	Broadcom, Inc.	199,508
301	GLOBALFOUNDRIES, Inc.(a)(b)	19,439
2,281	Intel Corporation	76,277

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 63.1% (Continued)
	SEMICONDUCTORS - 11.4% (Continued)
76	KLA Corporation(b)	$36,862
74	Lam Research Corporation	47,572
470	Marvell Technology, Inc.	28,097
302	Microchip Technology, Inc.	27,056
602	Micron Technology, Inc.(b)	37,992
1,362	NVIDIA Corporation	576,152
143	NXP Semiconductors N.V.	29,269
615	QUALCOMM, Inc.	73,210
500	Texas Instruments, Inc.	90,010
		1,499,092
	SOFTWARE - 11.7%
252	Adobe, Inc.(a)	123,225
48	ANSYS, Inc.(a)	15,853
83	Atlassian Corp PLC, Class A(a)	13,928
119	Autodesk, Inc.(a)(b)	24,349
150	Cadence Design Systems, Inc.(a)	35,178
120	Crowdstrike Holdings, Inc., Class A(a)(b)	17,624
162	Datadog, Inc., Class A(a)	15,938
432	Fortinet, Inc.(a)	32,655
155	Intuit, Inc.	71,019
3,150	Microsoft Corporation	1,072,701
167	Palo Alto Networks, Inc.(a)(b)	42,670
84	Synopsys, Inc.(a)	36,574
112	Workday, Inc., Class A(a)(b)	25,300
135	Zoom Video Communications, Inc., Class A(a)(b)	9,164
80	Zscaler, Inc.(a)(b)	11,704
		1,547,882
	TECHNOLOGY HARDWARE - 8.9%
5,408	Apple, Inc.	1,048,990
2,258	Cisco Systems, Inc.	116,829
		1,165,819
	TECHNOLOGY SERVICES - 1.3%
228	Automatic Data Processing, Inc.	50,111
281	Cognizant Technology Solutions Corporation, Class A	18,344

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 63.1% (Continued)
	TECHNOLOGY SERVICES - 1.3% (Continued)
224	CoStar Group, Inc.(a)	$19,936
199	Paychex, Inc.(b)	22,262
624	PayPal Holdings, Inc.(a)	41,640
85	Verisk Analytics, Inc.	19,213
		171,506
	TELECOMMUNICATIONS - 0.7%
672	T Mobile US, Inc.(a)	93,341

	TRANSPORTATION & LOGISTICS - 0.5%
1,137	CSX Corporation	38,771
61	Old Dominion Freight Line, Inc.	22,555
		61,326
	TRANSPORTATION EQUIPMENT - 0.2%
288	PACCAR, Inc.	24,091

	WHOLESALE - DISCRETIONARY - 0.2%
263	Copart, Inc.(a)	23,988

	TOTAL COMMON STOCKS (Cost $7,490,281)	8,302,693

	EXCHANGE-TRADED FUND — 16.9%
	EQUITY - 16.9%
6,031	Invesco QQQ Trust Series 1(b)	2,227,972
	TOTAL EXCHANGE-TRADED FUND (Cost $2,198,448)

	SHORT-TERM INVESTMENTS — 21.1%
	COLLATERAL FOR SECURITIES LOANED - 18.1%
2,372,808	Mount Vernon Liquid Assets Portfolio, LLC, 5.22% (Cost $2,372,808)(c),(d),(e)	2,372,808

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 21.1% (Continued)
	MONEY MARKET FUND - 3.0%
399,735	First American Treasury Obligations Fund, Class X, 5.03% (Cost $399,735)(d)	$399,735

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,772,543)	2,772,543

Contracts(f)		Counterparty	Expiration Date	Exercise Price	Notional Value
	FUTURE OPTIONS PURCHASED - 0.2%
	PUT OPTIONS PURCHASED - 0.2%
25	S&P Emini 3rd Week Future	WED	07/21/2023	$3,910	$5,610,313	1,938
12	S&P Emini 3rd Week Future	WED	07/21/2023	4,480	2,668,950	23,100
	TOTAL FUTURE OPTIONS PURCHASED (Cost - $32,575)					25,038

	TOTAL INVESTMENTS - 101.3% (Cost $12,493,847)					$13,328,246
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%					(168,484)
	NET ASSETS - 100.0%					$13,159,762

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Counterparty	Expiration Date	Notional Amount(g)	Value and Unrealized Appreciation (Depreciation)
227	CBOE Volatility Index Future	WED	07/19/2023	$3,407,497	$(80,486)
2	CME E Mini NASDAQ 100 Index Future	WED	09/15/2023	613,480	4,410
124	SPIKES Volatility Index Future	WED	07/19/2023	1,909,600	(331,463)
20	SPIKES Volatility Index Future	WED	08/16/2023	334,800	(1,220)
	TOTAL LONG FUTURES CONTRACTS				$(408,759)

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Counterparty	Expiration Date	Notional Amount(g)	Value and Unrealized Appreciation
392	CBOE Volatility Index Future	WED	08/16/2023	$6,428,918	$119,433
	TOTAL SHORT FUTURES CONTRACTS

	TOTAL FUTURES CONTRACTS				$(289,326)

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

ADR - American Depositary Receipt

LLC - Limited Liability Company

N.V. - Naamioze Vennootschap

PLC - Public Limited Company

WED - Wedbush Securities

(a)	Non income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of June 30, 2023 was $2,356,189.

(c)	Security was purchased with cash received as collateral for securities on loan at June 30, 2023. Total collateral had a value of $2,372,808 at June 30, 2023.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(e)	Mutual Fund Series Trust’s securities lending policy and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark to market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(f)	Each contract is equivalent to one futures contract.

(g)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

The accompanying notes are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 47.6%
	EQUITY - 47.6%
693,414	iShares China Large Cap ETF	$18,853,927
1,991,299	iShares Core S&P Mid Cap ETF	520,684,863
2,999,710	iShares Core S&P Small Cap ETF	298,921,102
774,980	iShares MSCI Australia ETF	17,475,799
32,506	iShares MSCI Austria ETF	659,872
22,357	iShares MSCI Belgium ETF	396,166
532,792	iShares MSCI Brazil ETF	17,278,445
482,084	iShares MSCI Canada ETF	16,868,119
294,843	iShares MSCI Chile ETF	8,603,519
300,735	iShares MSCI France ETF	11,587,320
446,043	iShares MSCI Germany ETF	12,743,449
721,922	iShares MSCI Hong Kong ETF	13,954,752
60,283	iShares MSCI India ETF	2,634,367
35,974	iShares MSCI Israel ETF	1,927,512
175,933	iShares MSCI Italy ETF	5,599,947
278,215	iShares MSCI Japan ETF	17,221,509
211,769	iShares MSCI Malaysia ETF	4,237,498
257,956	iShares MSCI Mexico ETF	16,039,704
84,474	iShares MSCI Netherlands ETF	3,656,035
78,532	iShares MSCI Peru ETF	2,407,006
539,588	iShares MSCI Singapore ETF	9,987,774
153,373	iShares MSCI South Africa ETF	6,101,178
247,868	iShares MSCI South Korea ETF	15,709,874
413,351	iShares MSCI Spain ETF	11,945,844
141,410	iShares MSCI Sweden ETF	5,008,742
276,782	iShares MSCI Switzerland ETF	12,790,096
357,822	iShares MSCI Taiwan ETF	16,824,790
84,412	iShares MSCI Thailand ETF	5,552,621
130,809	iShares MSCI Turkey ETF	3,695,354
369,297	iShares MSCI United Kingdom ETF	11,946,758
1,702,990	iShares Russell 1000 ETF	415,086,783
1,924,615	iShares Russell 2000 ETF	360,422,651
1,659,835	iShares Russell Mid Cap ETF	121,217,750
1,251,723	Schwab U.S. REIT ETF	24,446,150

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 47.6% (Continued)
	EQUITY - 47.6% (Continued)
2,970,675	Vanguard FTSE Emerging Markets ETF			$120,847,059
637,446	Vanguard FTSE Europe ETF			39,330,418
426,474	Vanguard Large Cap ETF			86,454,809
828,940	Vanguard Mid Cap ETF			182,499,430
2,212,697	Vanguard Real Estate ETF			184,892,961
239,143	Vanguard S&P 500 ETF			97,398,161
723,773	Vanguard Small Cap ETF			143,951,211
441,929	WisdomTree India Earnings Fund			15,379,129
				2,883,240,454

	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,432,339,829)			2,883,240,454

Principal		Coupon Rate
Amount ($)		(%)	Maturity

	U.S. GOVERNMENT & AGENCIES — 39.6%
	U.S. TREASURY NOTES — 39.6%
818,660,000	United States Treasury Note(a)(d)	2.5000	08/15/23	815,954,427
866,698,000	United States Treasury Note(a)(d)	2.7500	11/15/23	858,723,633
463,055,000	United States Treasury Note(a)(d)	2.7500	02/15/24	455,507,889
275,558,000	United States Treasury Note(a)(d)	2.5000	05/15/24	268,691,106
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,404,210,071)			2,398,877,055

Shares
	SHORT-TERM INVESTMENTS — 10.1%
	MONEY MARKET FUNDS - 10.1%
612,924,973	First American Treasury Obligations Fund, Class X, 5.03%(b) (Cost $612,924,973) (a)			612,924,973

	TOTAL INVESTMENTS - 97.3% (Cost $5,449,474,873)			$5,895,042,482
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.7%			162,925,493
	NET ASSETS - 100.0%			$6,057,967,975

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

OPEN FUTURES CONTRACTS
Number of		Expiration		Value and Unrealized
Contracts	Open Long Futures Contracts	Date	Notional Amount(c)	Appreciation (Depreciation)
625	BMF Ibovespa Index Future	08/16/2023	$15,644,774	$76,258
296	CBOE Volatility Index Future(a)	07/19/2023	4,443,256	(353,944)
442	CBOT Soybean Oil Future(a)	12/14/2023	15,638,844	373,668
472	CME Live Cattle Future(a)	08/31/2023	33,450,640	1,230,050
524	Eurex DAX Index Future	09/15/2023	232,609,341	1,308,020
1,668	Eurex EURO STOXX 50 Future	09/15/2023	80,578,743	231,744
479	Euronext CAC 40 Index Future	07/21/2023	38,734,499	(35,089)
776	FTSE/MIB Index Future	09/15/2023	120,087,778	511,257
2,178	ICE Brent Crude Oil Future(a)	07/31/2023	164,242,980	(474,670)
365	ICE Brent Crude Oil Future(a)	08/31/2023	27,484,500	26,270
78	ICE Brent Crude Oil Future(a)	09/29/2023	5,859,360	78,220
99	ICE Brent Crude Oil Future(a)	10/31/2023	7,416,090	82,480
75	ICE Brent Crude Oil Future(a)	11/30/2023	5,599,500	30,340
29	ICE Brent Crude Oil Future(a)	12/28/2023	2,158,180	22,370
432	ICE Gas Oil Future(a)	08/10/2023	30,348,000	82,050
601	ICE Gas Oil Future(a)	09/12/2023	42,115,075	458,225
161	ICE Gas Oil Future(a)	10/12/2023	11,278,050	123,825
87	ICE US mini MSCI EAFE Index Futures	09/15/2023	9,376,425	2,340
16	LME Lead Future(a)	09/18/2023	841,000	(10,468)
187	MEFF Madrid IBEX 35 Index Future	07/21/2023	19,487,669	70,360
40	NYMEX Henry Hub Natural Gas Futures(a)	09/27/2023	1,138,800	31,170
67	NYMEX Henry Hub Natural Gas Futures(a)	10/27/2023	2,151,370	51,800
7	NYMEX Henry Hub Natural Gas Futures(a)	11/28/2023	253,540	5,650
177	NYMEX Light Sweet Crude Oil Future(a)	07/20/2023	12,503,280	387,170
18	NYMEX Light Sweet Crude Oil Future(a)	10/20/2023	1,270,440	(11,340)
16	NYMEX Light Sweet Crude Oil Future(a)	11/20/2023	1,126,400	25,650
15	NYMEX Light Sweet Crude Oil Future(a)	12/19/2023	1,053,000	12,530
479	NYMEX NY Harbor ULSD Futures(a)	07/31/2023	49,240,818	478,335
125	NYMEX NY Harbor ULSD Futures(a)	08/31/2023	12,820,500	49,841
62	NYMEX NY Harbor ULSD Futures(a)	09/29/2023	6,348,031	(15,981)
37	NYMEX NY Harbor ULSD Futures(a)	10/31/2023	3,777,152	52,138
273	NYMEX Reformulated Gasoline Blendstock for Oxygen(a)	07/31/2023	29,179,823	856,056
29	NYMEX Reformulated Gasoline Blendstock for Oxygen(a)	09/29/2023	2,701,524	81,564
47	NYMEX Reformulated Gasoline Blendstock for Oxygen(a)	10/31/2023	4,256,339	67,213
1,354	OSE Nikkei 225 Index Future	09/07/2023	311,291,335	7,612,260
153	SAFEX FTSE/JSE Top 40 Index Future	09/21/2023	5,773,786	38,915
1,350	SGX FTSE Taiwan Index Futures	07/28/2023	78,003,000	(279,440)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

OPEN FUTURES CONTRACTS (Continued)
Number of		Expiration		Value and Unrealized
Contracts	Open Long Futures Contracts (Continued)	Date	Notional Amount(c)	Appreciation (Depreciation)
1,415	SGX Nifty 50 Index Futures	07/27/2023	$54,559,570	$257,214
484	SGX Nikkei 225 Stock Index Future	09/07/2023	55,645,391	1,448,369
2,634	TSE TOPIX (Tokyo Price Index) Future	09/07/2023	417,709,822	9,964,185
5	TTF Natural Gas Base Load Monthly Futures(a)	07/28/2023	150,615	11,288
	TOTAL LONG FUTURES CONTRACTS			$24,957,893

OPEN FUTURES CONTRACTS
Number of		Expiration		Value and Unrealized
Contracts	Open Short Futures Contracts	Date	Notional Amount(c)	Appreciation (Depreciation)
2,986	3 Month Euro Euribor Future	03/18/2024	$782,342,427	$2,923,469
1,915	3 Month Euro Euribor Future	03/17/2025	505,289,175	2,001,918
2,549	3 Month Euro Euribor Future	06/17/2024	668,785,669	3,225,108
1,451	3 Month Euro Euribor Future	06/16/2025	383,393,183	1,350,178
2,582	3 Month Euro Euribor Future	09/16/2024	678,747,054	3,407,506
1,093	3 Month Euro Euribor Future	09/15/2025	289,127,960	745,585
1,838	3 Month Euro Euribor Future	12/16/2024	484,169,795	2,180,494
332	Carbon Emissions Future(a)	12/18/2023	32,272,545	183,685
247	CBOE Volatility Index Future(a)	09/20/2023	4,347,966	378,151
595	CBOE Volatility Index Future(a)	08/16/2023	9,758,179	1,560,190
8,815	CBOT 10 Year US Treasury Note	09/20/2023	989,621,264	495,470
9,959	CBOT 2 Year US Treasury Note Future	09/29/2023	2,025,100,904	18,685,839
12,955	CBOT 5 Year US Treasury Note	09/29/2023	1,387,400,179	9,512,371
1,340	CBOT Corn Future(a)	12/14/2023	33,148,250	3,731,975
539	CBOT Soybean Future(a)	11/14/2023	36,200,588	(1,996,350)
262	CBOT Soybean Meal Future(a)	12/14/2023	10,409,260	209,100
4,923	CBOT US Treasure Bond Futures	09/20/2023	624,759,715	(672,965)
605	CBOT Wheat Future(a)	09/14/2023	19,692,750	1,616,375
1,267	CME Australian Dollar Currency Future	09/18/2023	84,610,260	1,867,807
1,046	CME British Pound Currency Future	09/18/2023	83,019,713	647,862
491	CME Canadian Dollar Currency Future	09/19/2023	37,134,330	(18,415)
105	CME E Mini NASDAQ 100 Index Future	09/15/2023	32,207,700	(384,310)
1,290	CME E mini Russell 2000 Index Futures	09/15/2023	122,788,650	(693,820)
1,887	CME E Mini Standard & Poor’s 500 Index Futures	09/15/2023	423,466,388	(6,695,125)
142	CME E Mini Standard & Poor’s MidCap 400 Index	09/15/2023	37,546,220	(681,960)
134	CME Euro Foreign Exchange Currency Future	09/18/2023	18,346,275	(81,825)
1,431	CME Japanese Yen Currency Future	09/18/2023	125,436,093	2,671,345
191	CME Lean Hogs Future(a)	08/14/2023	7,074,640	(38,170)
236	CME Mexican Peso Currency Future	09/18/2023	6,782,640	(13,715)
101	CME New Zealand Dollar Currency Future	09/18/2023	6,197,865	(50,925)
301	CME Swiss Franc Currency Future	09/18/2023	42,378,919	(69,856)
703	COMEX Copper Future(a)	09/27/2023	66,073,213	(506,351)
533	COMEX Gold 100 Troy Ounces Future(a)	08/29/2023	102,837,020	(96,900)
59	COMEX Silver Future(a)	09/27/2023	6,790,900	36,125
382	E mini Dow Jones Industrial Average Index Futures	09/15/2023	66,168,130	(1,890)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

OPEN FUTURES CONTRACTS (Continued)
Number of		Expiration		Value and Unrealized
Contracts	Open Short Futures Contracts (Continued)	Date	Notional Amount(c)	Appreciation (Depreciation)
6,008	Eurex 10 Year Euro BUND Future	09/07/2023	$876,811,349	$4,540,649
10,029	Eurex 2 Year Euro SCHATZ Future	09/07/2023	1,147,469,064	6,184,863
2,054	Eurex 30 Year Euro BUXL Future	09/07/2023	312,896,551	(8,022,849)
10,531	Eurex 5 Year Euro BOBL Future	09/07/2023	1,329,705,380	12,506,174
1,938	Euro BTP Italian Bond Futures	09/07/2023	245,549,083	(394,009)
5,208	French Government Bond Futures	09/07/2023	729,711,043	(498,012)
129	FTSE 100 Index Future	09/15/2023	12,354,793	3,448
2,353	HKG Hang Seng China Enterprises Index Future	07/28/2023	95,383,938	340,275
819	HKG Hang Seng Index Future	07/28/2023	98,282,885	752,655
1,284	ICE US MSCI Emerging Markets EM Index Futures	09/15/2023	64,065,180	339,035
190	KCBT Hard Red Winter Wheat Future(a)	09/14/2023	7,600,000	63,313
63	KFE KOSPI 200 Index Future	09/14/2023	4,071,513	(9,566)
115	LME Copper Future(a)	09/18/2023	23,911,375	(240,639)
52	LME Nickel Future(a)	09/18/2023	6,398,808	177,516
268	LME Primary Aluminum Future(a)	09/18/2023	14,388,250	297,409
60	LME Zinc Future(a)	09/18/2023	3,583,875	(25,669)
3,245	Long Gilt Future	09/27/2023	392,731,417	867,215
2,807	Montreal Exchange 10 Year Canadian Bond Future	09/20/2023	259,631,555	(475,403)
467	Montreal Exchange S&P/TSX 60 Index Future	09/14/2023	85,917,311	(864,524)
255	NYBOT CSC C Coffee Future(a)	09/19/2023	15,204,375	1,598,869
169	NYBOT CSC Cocoa Future(a)	09/14/2023	5,666,570	(185,940)
1,068	NYBOT CSC Number 11 World Sugar Future(a)	09/29/2023	27,260,486	172,659
159	NYBOT CTN Number 2 Cotton Future(a)	12/06/2023	6,389,415	760
191	NYMEX Henry Hub Natural Gas Futures(a)	08/29/2023	5,298,340	(25,600)
441	NYMEX Henry Hub Natural Gas Futures(a)	07/27/2023	12,339,180	190,230
27	NYMEX Light Sweet Crude Oil Future(a)	08/22/2023	1,911,060	(3,460)
1	NYMEX Light Sweet Crude Oil Future(a)	09/20/2023	70,720	(90)
36	NYMEX Platinum Future(a)	10/27/2023	1,643,760	(4,240)
31	NYMEX Reformulated Gasoline Blendstock for Oxygen(a)	08/31/2023	3,206,175	(125,437)
1,674	SFE 10 Year Australian Bond Future	09/15/2023	129,527,406	1,185,122
1,805	SFE 3 Year Australian Bond Future	09/15/2023	126,990,045	663,051
197	SFE S&P ASX Share Price Index 200 Future	09/21/2023	23,490,026	(14,938)
1,630	SGX FTSE China A50 Futures Contract	07/28/2023	20,119,090	(66,926)
4,653	TEF SET50 Index Future	09/28/2023	24,097,928	(257,919)
607	Three Month SONIA Index Futures	06/18/2024	180,709,365	2,048,744
393	Three Month SONIA Index Futures	06/17/2025	117,991,583	1,503,716
637	Three Month SONIA Index Futures	09/17/2024	189,893,435	2,358,277
376	Three Month SONIA Index Futures	09/16/2025	113,132,342	1,322,536
620	Three Month SONIA Index Futures	12/17/2024	185,239,005	2,513,701
310	Three Month SONIA Index Futures	12/16/2025	93,461,006	968,667
517	Three Month SONIA Index Futures	03/18/2025	154,859,368	2,107,624
9	TSE Japanese 10 Year Bond Futures	09/12/2023	9,266,550	22,863
3,852	Ultra U.S. Treasury Bond Futures	09/20/2023	524,714,818	(1,934,599)
	TOTAL SHORT FUTURES CONTRACTS			$75,007,527
	TOTAL FUTURES CONTRACTS			$99,965,420

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

ETF	- Exchange Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

(a)	All or a portion of this investment is a holding of the CMHSF Fund Limited.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(d)	Held as collateral for futures.

FORWARD FOREIGN CURRENCY CONTRACTS

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
Australian Dollar	07/03/2023	Bank Of America Merrill Lynch	44,820,000	$29,852,139	$138,331
British Pound	07/03/2023	Bank Of America Merrill Lynch	150,400,000	191,001,103	967,729
Euro	07/03/2023	Bank Of America Merrill Lynch	34,420,000	37,560,017	131,709
Israeli Shekel	07/03/2023	Bank Of America Merrill Lynch	21,680,000	5,849,341	(19,456)
Japanese Yen	07/03/2023	Bank Of America Merrill Lynch	17,230,999,999	119,429,986	466,054
Mexican Peso	07/03/2023	Bank Of America Merrill Lynch	362,000,000	21,145,477	(13,225)
New Zealand Dollar	07/03/2023	Bank Of America Merrill Lynch	265,150,000	162,748,588	1,703,583
Norwegian Krone	07/03/2023	Bank Of America Merrill Lynch	383,350,000	35,715,517	189,977
Polish Zloty	07/03/2023	Bank Of America Merrill Lynch	40,720,000	10,017,467	49,946
Singapore Dollar	07/03/2023	Bank Of America Merrill Lynch	111,040,000	82,108,316	(17,420)
South African Rand	07/03/2023	Bank Of America Merrill Lynch	482,940,000	25,658,954	(26,065)
Swedish Krona	07/03/2023	Bank Of America Merrill Lynch	639,760,000	59,315,630	372,218
Swiss Franc	07/03/2023	Bank Of America Merrill Lynch	65,160,000	72,803,656	305,381
Australian Dollar	07/05/2023	Bank Of America Merrill Lynch	50,170,000	33,415,478	29,599
British Pound	07/05/2023	Bank Of America Merrill Lynch	41,890,000	53,198,380	(64,755)
Canadian Dollar	07/05/2023	Bank Of America Merrill Lynch	104,380,000	78,793,415	(74,418)
Euro	07/05/2023	Bank Of America Merrill Lynch	108,970,000	118,910,957	(56,881)
Israeli Shekel	07/05/2023	Bank Of America Merrill Lynch	33,440,000	9,022,232	1,825
Japanese Yen	07/05/2023	Bank Of America Merrill Lynch	3,650,999,999	25,305,489	14,199
Mexican Peso	07/05/2023	Bank Of America Merrill Lynch	100,260,000	5,856,479	1,210
New Zealand Dollar	07/05/2023	Bank Of America Merrill Lynch	34,730,000	21,317,207	127,634
Norwegian Krone	07/05/2023	Bank Of America Merrill Lynch	149,620,000	13,939,627	(33,439)
Polish Zloty	07/05/2023	Bank Of America Merrill Lynch	30,180,000	7,424,537	17,261

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

FORWARD FOREIGN CURRENCY CONTRACTS (Continued)

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy: (continued)
Singapore Dollar	07/05/2023	Bank Of America Merrill Lynch	16,130,000	$11,927,296	$6,583
South African Rand	07/05/2023	Bank Of America Merrill Lynch	172,080,000	9,142,736	33,194
Swedish Krona	07/05/2023	Bank Of America Merrill Lynch	362,160,000	33,577,824	(11,707)
Swiss Franc	07/05/2023	Bank Of America Merrill Lynch	36,670,000	40,971,608	(11,485)
Australian Dollar	07/19/2023	Bank Of America Merrill Lynch	469,450,000	312,814,627	(2,968,182)
Brazilian Real	07/19/2023	Bank Of America Merrill Lynch	1,599,600,000	333,150,520	8,554,648
British Pound	07/19/2023	Bank Of America Merrill Lynch	710,840,000	902,834,282	8,652,428
Canadian Dollar	07/19/2023	Bank Of America Merrill Lynch	709,620,000	535,794,703	(297,910)
Chilean Peso	07/19/2023	Bank Of America Merrill Lynch	30,293,999,999	37,683,887	57,629
Euro	07/19/2023	Bank Of America Merrill Lynch	767,830,000	838,508,124	6,872,031
Indian Rupee	07/19/2023	Bank Of America Merrill Lynch	4,848,540,000	59,032,223	33,706
Israeli Shekel	07/19/2023	Bank Of America Merrill Lynch	271,130,000	73,181,953	(1,422,707)
Japanese Yen	07/19/2023	Bank Of America Merrill Lynch	88,811,999,993	617,000,322	(22,377,866)
Mexican Peso	07/19/2023	Bank Of America Merrill Lynch	6,091,220,000	354,763,270	6,035,102
New Zealand Dollar	07/19/2023	Bank Of America Merrill Lynch	631,240,000	387,429,441	(1,117,958)
Norwegian Krone	07/19/2023	Bank Of America Merrill Lynch	3,368,990,000	314,054,525	457,543
Polish Zloty	07/19/2023	Bank Of America Merrill Lynch	700,180,000	172,113,038	5,291,028
Singapore Dollar	07/19/2023	Bank Of America Merrill Lynch	267,290,000	197,749,631	(960,502)
South African Rand	07/19/2023	Bank Of America Merrill Lynch	4,794,090,000	254,329,714	739,508
South Korean Won	07/19/2023	Bank Of America Merrill Lynch	133,101,000,000	101,101,398	(1,954,290)
Swedish Krona	07/19/2023	Bank Of America Merrill Lynch	4,626,110,000	429,209,214	(2,879,128)
Swiss Franc	07/19/2023	Bank Of America Merrill Lynch	455,120,000	509,306,650	1,839,037
New Zealand Dollar	08/16/2023	Bank Of America Merrill Lynch	24,300,000	14,912,541	12,911
Norwegian Krone	08/16/2023	Bank Of America Merrill Lynch	92,280,000	8,611,300	(21,839)
				$7,769,590,819	$8,772,771

To Sell:
Australian Dollar	07/03/2023	Bank Of America Merrill Lynch	44,820,000	$29,852,138	$(238,515)
British Pound	07/03/2023	Bank Of America Merrill Lynch	150,400,000	191,001,105	(1,089,521)
Euro	07/03/2023	Bank Of America Merrill Lynch	34,420,000	37,560,019	(10,537)
Israeli Shekel	07/03/2023	Bank Of America Merrill Lynch	21,680,000	5,849,340	37,915
Japanese Yen	07/03/2023	Bank Of America Merrill Lynch	17,231,000,000	119,429,985	(199,527)
Mexican Peso	07/03/2023	Bank Of America Merrill Lynch	362,000,000	21,145,475	(7,369)
New Zealand Dollar	07/03/2023	Bank Of America Merrill Lynch	265,150,000	162,748,584	(1,575,822)
Norwegian Krone	07/03/2023	Bank Of America Merrill Lynch	383,350,000	35,715,517	(218,754)
Polish Zloty	07/03/2023	Bank Of America Merrill Lynch	40,720,000	10,017,467	(40,401)
Singapore Dollar	07/03/2023	Bank Of America Merrill Lynch	111,040,000	82,108,314	(75,066)
South African Rand	07/03/2023	Bank Of America Merrill Lynch	482,940,000	25,658,954	108,605
Swedish Krona	07/03/2023	Bank Of America Merrill Lynch	639,760,000	59,315,632	(182,177)
Swiss Franc	07/03/2023	Bank Of America Merrill Lynch	65,160,000	72,803,658	(201,740)
Australian Dollar	07/05/2023	Bank Of America Merrill Lynch	50,170,000	33,415,480	(4,067)
British Pound	07/05/2023	Bank Of America Merrill Lynch	41,890,000	53,198,379	(115,686)
Canadian Dollar	07/05/2023	Bank Of America Merrill Lynch	104,380,000	78,793,415	47,491
Euro	07/05/2023	Bank Of America Merrill Lynch	108,970,000	118,910,956	(499,340)
Israeli Shekel	07/05/2023	Bank Of America Merrill Lynch	33,440,000	9,022,229	11,326
Japanese Yen	07/05/2023	Bank Of America Merrill Lynch	3,651,000,000	25,305,487	(70,977)
Mexican Peso	07/05/2023	Bank Of America Merrill Lynch	100,260,000	5,856,479	13,031
New Zealand Dollar	07/05/2023	Bank Of America Merrill Lynch	34,730,000	21,317,210	(83,639)
Norwegian Krone	07/05/2023	Bank Of America Merrill Lynch	149,620,000	13,939,626	(217)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

FORWARD FOREIGN CURRENCY CONTRACTS (Continued)

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Sell: (continued)
Polish Zloty	07/05/2023	Bank Of America Merrill Lynch	30,180,000	$7,424,537	$1,644
Singapore Dollar	07/05/2023	Bank Of America Merrill Lynch	16,130,000	11,927,300	(30,693)
South African Rand	07/05/2023	Bank Of America Merrill Lynch	172,080,000	9,142,737	12,614
Swedish Krona	07/05/2023	Bank Of America Merrill Lynch	362,160,000	33,577,824	(245,394)
Swiss Franc	07/05/2023	Bank Of America Merrill Lynch	36,670,000	40,971,606	(245,448)
Australian Dollar	07/19/2023	Bank Of America Merrill Lynch	1,260,770,000	840,105,011	(3,017,111)
British Pound	07/19/2023	Bank Of America Merrill Lynch	1,013,810,000	1,287,634,940	(1,874,878)
Canadian Dollar	07/19/2023	Bank Of America Merrill Lynch	1,058,730,000	799,388,301	(8,444,522)
Chilean Peso	07/19/2023	Bank Of America Merrill Lynch	14,730,000,000	18,323,220	(118,967)
Euro	07/19/2023	Bank Of America Merrill Lynch	634,940,000	693,385,708	(55,345)
Indian Rupee	07/19/2023	Bank Of America Merrill Lynch	3,420,320,000	41,643,279	(225,747)
Israeli Shekel	07/19/2023	Bank Of America Merrill Lynch	271,130,000	73,181,953	699,058
Japanese Yen	07/19/2023	Bank Of America Merrill Lynch	218,906,999,989	1,520,804,500	37,006,810
Mexican Peso	07/19/2023	Bank Of America Merrill Lynch	7,127,390,000	415,111,617	(7,180,259)
New Zealand Dollar	07/19/2023	Bank Of America Merrill Lynch	631,240,000	387,429,441	(1,976,803)
Norwegian Krone	07/19/2023	Bank Of America Merrill Lynch	3,368,990,000	314,054,526	(6,464,520)
Polish Zloty	07/19/2023	Bank Of America Merrill Lynch	420,360,000	103,329,766	(2,108,466)
Singapore Dollar	07/19/2023	Bank Of America Merrill Lynch	335,700,000	248,361,521	433,532
South African Rand	07/19/2023	Bank Of America Merrill Lynch	4,794,090,000	254,329,716	3,528,759
South Korean Won	07/19/2023	Bank Of America Merrill Lynch	133,100,999,999	101,101,394	1,440,958
Swedish Krona	07/19/2023	Bank Of America Merrill Lynch	4,626,109,999	429,209,212	(2,770,970)
Swiss Franc	07/19/2023	Bank Of America Merrill Lynch	704,000,000	787,818,338	(4,390,315)
Israeli Shekel	08/16/2023	Bank Of America Merrill Lynch	38,020,000	10,272,217	1,004
New Zealand Dollar	08/16/2023	Bank Of America Merrill Lynch	51,700,000	31,727,504	(342,052)
Norwegian Krone	08/16/2023	Bank Of America Merrill Lynch	50,190,000	4,683,584	(26,900)
South African Rand	08/16/2023	Bank Of America Merrill Lynch	3,700,000	195,717	(532)
South Korean Won	08/16/2023	Bank Of America Merrill Lynch	20,101,000,000	15,286,930	5,551
Swedish Krona	08/16/2023	Bank Of America Merrill Lynch	463,590,000	43,070,293	(71,857)
				$9,736,458,141	$(855,836)

Total					$7,916,935

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 93.6%
	FIXED INCOME - 93.6%
252,764	iShares Trust iShares 1 5 Year Investment Grade Corporate Bond ETF(a)	$12,681,170
253,665	PGIM Ultra Short Bond ETF(a)	12,533,588
174,223	Vanguard Short Term Corporate Bond ETF	13,181,712
	TOTAL EXCHANGE-TRADED FUNDS (Cost $40,493,173)	38,396,470

	SHORT-TERM INVESTMENT — 0.6%
	MONEY MARKET FUND - 0.6%
237,351	First American Treasury Obligations Fund, Class X, 5.03% (Cost $237,351)(b )	237,351

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED - 11.9%
	CALL OPTIONS PURCHASED - 10.3%
125	SPDR S&P 500 ETF Trust	FCS	09/15/2023	$415	$5,541,000	$456,250
23	SPDR S&P 500 ETF Trust	FCS	01/19/2024	385	1,019,544	165,715
50	SPDR S&P 500 ETF Trust	FCS	01/19/2024	405	2,216,400	270,000
167	SPDR S&P 500 ETF Trust	FCS	01/19/2024	435	7,402,776	495,155
80	SPDR S&P 500 ETF Trust	FCS	03/15/2024	400	3,546,240	507,840
160	SPDR S&P 500 ETF Trust	FCS	03/15/2024	437	7,092,480	552,480
125	SPDR S&P 500 ETF Trust	FCS	06/21/2024	410	5,541,000	772,375
50	SPDR S&P 500 ETF Trust	FCS	06/21/2024	420	2,216,400	273,250
175	SPDR S&P 500 ETF Trust	FCS	06/21/2024	440	7,757,400	698,425
	TOTAL CALL OPTIONS PURCHASED (Cost - $3,542,357)					4,191,490

	PUT OPTIONS PURCHASED - 1.6%
125	SPDR S&P 500 ETF Trust	FCS	09/15/2023	$385	$5,541,000	$16,125
240	SPDR S&P 500 ETF Trust	FCS	01/19/2024	400	10,638,720	152,880
80	SPDR S&P 500 ETF Trust	FCS	03/15/2024	370	3,546,240	40,160
160	SPDR S&P 500 ETF Trust	FCS	03/15/2024	395	7,092,480	121,600
125	SPDR S&P 500 ETF Trust	FCS	06/21/2024	375	5,541,000	97,625
50	SPDR S&P 500 ETF Trust	FCS	06/21/2024	385	2,216,400	45,000
175	SPDR S&P 500 ETF Trust	FCS	06/21/2024	400	7,757,400	192,675
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,337,667)					666,065

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $4,880,024)					$4,857,555

The accompanying notes are an integral part of these financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Fair Value
TOTAL INVESTMENTS - 106.1% (Cost $45,610,548)	$43,491,376
CALL OPTIONS WRITTEN - (3.2)% (Proceeds - $1,173,634)	(1,347,896)
PUT OPTIONS WRITTEN - (3.0)% (Proceeds - $2,273,177)	(1,187,235)
OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	38,088
NET ASSETS - 100.0%	$40,994,333

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value
	WRITTEN EQUITY OPTIONS - (6.2)%
	CALL OPTIONS WRITTEN- (3.2)%
125	SPDR S&P 500 ETF Trust	FCS	09/15/2023	$460	$5,541,000	$47,625
167	SPDR S&P 500 ETF Trust	FCS	01/19/2024	455	7,402,776	278,890
73	SPDR S&P 500 ETF Trust	FCS	01/19/2024	460	3,235,944	100,156
140	SPDR S&P 500 ETF Trust	FCS	03/15/2024	460	6,205,920	270,900
100	SPDR S&P 500 ETF Trust	FCS	03/15/2024	465	4,432,800	165,600
125	SPDR S&P 500 ETF Trust	FCS	06/21/2024	470	5,541,000	266,250
50	SPDR S&P 500 ETF Trust	FCS	06/21/2024	475	2,216,400	91,950
175	SPDR S&P 500 ETF Trust	FCS	06/21/2024	505	7,757,400	126,525
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $1,173,634)					1,347,896

	PUT OPTIONS WRITTEN - (3.0)%
125	SPDR S&P 500 ETF Trust	FCS	09/15/2023	$415	$5,541,000	$37,625
23	SPDR S&P 500 ETF Trust	FCS	01/19/2024	385	1,019,544	10,833
50	SPDR S&P 500 ETF Trust	FCS	01/19/2024	405	2,216,400	33,950
167	SPDR S&P 500 ETF Trust	FCS	01/19/2024	435	7,402,776	208,082
80	SPDR S&P 500 ETF Trust	FCS	03/15/2024	400	3,546,240	66,400
160	SPDR S&P 500 ETF Trust	FCS	03/15/2024	437	7,092,480	249,120
125	SPDR S&P 500 ETF Trust	FCS	06/21/2024	410	5,541,000	159,125
50	SPDR S&P 500 ETF Trust	FCS	06/21/2024	420	2,216,400	73,150
175	SPDR S&P 500 ETF Trust	FCS	06/21/2024	440	7,757,400	348,950
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $2,273,177)					1,187,235

	TOTAL WRITTEN EQUITY OPTIONS (Proceeds - $3,446,811)					$2,535,131

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

FCS - StoneX Group, Inc.

(a)	All or a portion of this security is segregated as collateral for options written.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2023

	Catalyst/Millburn	Catalyst/Warrington	Catalyst
	Dynamic Commodity	Strategic	Systematic Alpha
	Strategy Fund	Program Fund	Fund
	(Consolidated)		(Consolidated)
ASSETS:
Investments in Securities at Cost	$11,605,496	$84,628,212	$83,417,315

Investments in Securities at Value	$11,602,747	$83,799,166	$83,039,458
Cash segregated for disgorgement of advisory fees (see Note 11)	—	62,040	—
Deposits with Broker for futures and options (a)	432,735	33,455,220	—
Cash Collateral Held at Custodian	—	—	2,725,688
Dividends and interest receivable	29,391	7,451	715,072
Receivable for Fund shares sold	29,044	458,734	2,244,346
Unrealized appreciation - on swap contracts	—	—	5,522,099
Receivable from litigation	—	1,960,000	—
Receivable for securities sold	62	—	—
Futures unrealized appreciation	100,836	—	—
Prepaid expenses and other assets	31,083	68,964	37,311
Total Assets	12,225,898	119,811,575	94,283,974

LIABILITIES:

Options written, at value (proceeds $0, $953,775, $0)	—	459,225	—
Payable for securities purchased	—	—	1,962,005
Management fees payable	11,744	152,788	92,237
Accrued 12b-1 fees	3,263	22,825	4,460
Payable for disgorgement of advisory fees (see Note 11)	—	62,040	—
Payable to related parties	4,749	11,233	5,622
Payable for Fund shares redeemed	—	184,226	171,155
Trustee fee payable	3,684	3,668	3,677
Futures unrealized depreciation	29,703	—	—
Compliance officer fees payable	7	18	23
Accrued expenses and other liabilities	31,584	45,800	31,880
Total Liabilities	84,734	941,823	2,271,059

Net Assets	$12,141,164	$118,869,752	$92,012,915

NET ASSETS CONSIST OF:
Paid in capital	$13,422,525	$1,117,487,361	$86,363,893
Accumulated earnings (deficit)	(1,281,361)	(998,617,609)	5,649,022
Net Assets	$12,141,164	$118,869,752	$92,012,915

Class A
Net Assets	$2,034,686	$16,290,658	$13,658,527
Shares of beneficial interest outstanding (b)	219,349	1,830,400	1,064,685
Net asset value per share (Net assets/shares outstanding)	$9.28	$8.90	$12.83
Maximum offering price per share (c)	$9.85	$9.44	$13.61
Minimum redemption price per share (d)	$9.19	$8.81	$12.70

Class C
Net Assets	$839,321	$13,583,001	$3,122,221
Shares of beneficial interest outstanding (b)	94,988	1,633,270	254,303
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$8.84	$8.32	$12.28

Class I
Net Assets	$9,267,157	$88,996,093	$75,232,167
Shares of beneficial interest outstanding (b)	990,975	9,771,929	5,994,195
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.35	$9.11	$12.55

(a)	See Section 1b in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges ("CDSC") on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2023

	Catalyst	Catalyst	Catalyst/Millburn	Catalyst
	Income and Multi	Nasdaq-100 Hedged	Hedge Strategy	Buffered Shield
	Strategy Fund	Equity Fund	Fund	Fund
	(Consolidated)		(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$5,360,146	$12,493,847	$5,449,474,873	$45,610,548
Investments in Affiliated securities, at cost	647,315	—	—	—
Securities at Cost	$6,007,461	$12,493,847	$5,449,474,873	$45,610,548

Investments in Unaffiliated securities, at value	$5,112,521	$13,328,246	$5,895,042,482	$43,491,376
Investments in Affiliated securities, at value	592,971	—	—	—
Securities at Value	$5,705,492	$13,328,246	$5,895,042,482	$43,491,376
Cash	3,813	—	—	—
Cash Collateral Held at Custodian	—	—	15,960,000	—
Futures unrealized appreciation	108,078	123,843	126,298,749	—
Due from Manager	1,756	—	—	—
Deposits with Broker for futures and options (a)	352,750	2,510,347	47,497,992	82,472
Dividends and interest receivable	32,015	5,961	20,829,504	1,167
Receivable for Fund shares sold	—	—	6,222,498	18,773
Unrealized appreciation on forward currency exchange contracts	—	—	86,450,302	—
Prepaid expenses and other assets	10,982	16,573	378,232	22,436
Total Assets	6,214,886	15,984,970	6,198,679,759	43,616,224

LIABILITIES:
Options written, at value (proceeds $0, $0, $0, $3,446,811)	—	—	—	2,535,131
Management fees payable	—	1,149	8,573,633	33,084
Accrued 12b-1 fees	1,627	3,061	662,179	7,779
Futures unrealized depreciation	9,150	413,169	26,333,329	—
Payable upon return of securities loaned (Market value of securities on loan $0,$2,356,189, $0, $0)	—	2,372,808	—	—
Due to custodian	—	—	—	—
Payable for securities purchased	—	—	11,741,215	—
Payable for Fund shares redeemed	435	—	13,600,232	3,258
Unrealized depreciation on forward currency exchange contracts	—	—	78,533,367	—
Payable to related parties	2,568	4,129	246,200	5,675
Trustee fee payable	3,711	3,669	3,745	3,705
Compliance officer fees payable	35	—	95	9
Accrued expenses and other liabilities	25,111	27,223	1,017,789	33,250
Total Liabilities	42,637	2,825,208	140,711,784	2,621,891

Net Assets	$6,172,249	$13,159,762	$6,057,967,975	$40,994,333

NET ASSETS CONSIST OF:
Paid in capital	$7,040,567	$13,408,226	$5,807,580,076	$55,103,521
Accumulated earnings (deficit)	(868,318)	(248,464)	250,387,899	(14,109,188)
Net Assets	$6,172,249	$13,159,762	$6,057,967,975	$40,994,333

Class A
Net Assets	$136,655	$598,054	$443,988,039	$13,444,346
Shares of beneficial interest outstanding (b)	10,629	54,321	12,620,786	1,533,031
Net asset value per share (Net assets/shares outstanding)	$12.86	$11.01	$35.18	$8.77
Maximum offering price per share (c)	$13.64	11.68	$37.33	$9.31
Minimum redemption price per share (d)	$12.73	$10.90	$34.83	$8.68

Class C
Net Assets	$540,847	$1,403,436	$363,845,013	$4,083,940
Shares of beneficial interest outstanding (b)	43,640	137,451	10,648,080	481,758
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$12.39	$10.21	$34.17	$8.48

Class C-1 (e)
Net Assets			$28,126,863
Shares of beneficial interest outstanding (b)			827,282
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)			$34.00

Class I
Net Assets	$5,494,747	$11,158,272	$5,222,008,060	$23,466,047
Shares of beneficial interest outstanding (b)	425,665	999,719	147,292,581	2,653,606
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$12.91	$11.16	$35.45	$8.84

(a)	See Section 1b in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed within two years of purchase.

(e)	Class C-1 only applies to the Catalyst/Millburn Hedge Strategy Fund.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2023

	Catalyst/Millburn	Catalyst/Warrington	Catalyst
	Dynamic Commodity	Strategic Program	Systematic Alpha
	Strategy Fund	Fund	Fund
	(Consolidated)		(Consolidated)
Investment Income:
Dividend income	$182,050	$—	$—
Interest income	256,844	3,319,771	605,352
Foreign tax withheld	(4,588)	—	—
Total Investment Income	434,306	3,319,771	605,352

Operating Expenses:
Investment management fees	305,999	2,500,969	224,069
12b-1 Fees:
Class A	6,325	46,394	2,293
Class C	13,441	145,079	4,593
Networking fees	21,731	160,918	12,454
Registration fees	44,023	57,447	22,709
Administration fees	33,039	61,202	31,241
Management service fees	3,742	30,062	2,511
Legal fees	16,889	464,876 *	39,842
Audit fees	15,965	13,477	16,770
Transfer Agent fees	3,069	15,044	2,101
Trustees' fees	15,359	15,360	15,356
Printing expense	2,626	16,305	10,970
Compliance officer fees	8,527	14,760	6,406
Custody fees	24,540	5,534	4,340
Insurance expense	285	3,775	159
Interest expense	284	7,321	399
Miscellaneous expense	2,981	43,220	2,898
Total Operating Expenses	518,825	3,601,743	399,111
Less: Fees waived/expenses reimbursed by Manager	(151,605)	(68,573)	(122,949)
Net Operating Expenses	367,220	3,533,170	276,162

Net Investment Income (Loss)	67,086	(213,399)	329,190

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(718,240)	1,956,335	(7,494)
Options purchased	—	(28,158,819)	—
Options written	—	30,971,463	—
Futures	(4,380,651)	(15,215)	—
Swaps	—	—	658,683
Foreign currency transactions	(1,635)	—	—
Net Realized Gain (Loss)	(5,100,526)	4,753,764	651,189

Net change in unrealized appreciation (depreciation) on:
Investments	1,143,079	(172,001)	(377,857)
Options purchased	—	(764,545)	—
Options written	—	462,300	—
Futures	1,816,133	—	—
Foreign currency translations	(19)	—	—
Swaps	—	—	5,755,793

Net change in unrealized appreciation (depreciation)	2,959,193	(474,246)	5,377,936

Net Realized and Unrealized Gain (Loss) on Investments	(2,141,333)	4,279,518	6,029,125

Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,074,247)	$4,066,119	$6,358,315

*	Includes legal fees that are extraordinary expenses that are outside the expense limitation.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2023

	Catalyst	Catalyst	Catalyst/Millburn	Catalyst
	Income and Multi	Nasdaq-100 Hedged	Hedge Strategy	Buffered Shield
	Strategy Fund	Equity Fund	Fund	Fund
	(Consolidated)		(Consolidated)
Investment Income:
Dividend Income	$163,140	$92,064	$50,775,605	$1,389,678
Interest Income	48,915	32,688	94,269,376	9,465
Dividend income - affiliated securities	38,300	—	—	—
Securities Lending - net	—	8,474	—	—
Foreign tax withheld	—	(176)	—
Total Investment Income	250,355	133,050	145,044,981	1,399,143

Operating Expenses:
Investment management fees	102,330	162,015	93,509,462	601,254
12b-1 Fees:
Class A	322	1,826	1,028,688	38,473
Class C	5,988	12,939	3,579,727	41,678
Class C-1*	—	—	169,978	—
Legal fees	19,734	15,799	20,816	15,551
Registration fees	20,693	25,358	244,437	41,134
Administration fees	24,479	29,085	1,435,383	36,662
Audit fees	15,965	14,485	34,024	14,514
Trustees' fees	15,359	15,360	15,481	15,455
Compliance officer fees	11,454	10,704	140,960	11,664
Management service fees	1,230	2,503	1,077,520	9,704
Printing expense	2,298	925	359,209	6,580
Networking fees	6,381	14,946	5,396,888	65,602
Custody fees	5,123	7,008	248,331	25,426
Transfer Agent fees	1,549	697	225,352	2,936
Insurance expense	205	436	99,875	2,564
Interest expense	362	5,563	383,434	15,117
Miscellaneous expense	2,755	28,017	6,129	3,620
Total Operating Expenses	236,227	347,666	107,975,694	947,934
Less: Fees waived/expenses reimbursed by Manager	(113,139)	(134,268)	—	(241,278)
Net Operating Expenses	123,088	213,398	107,975,694	706,656

Net Investment Income (Loss)	127,267	(80,348)	37,069,287	692,487

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(331,081)	72,830	56,738,924	(3,785,970)
Affiliated Investments	(3,472)	—	—	—
Long Term Capital Gains from underlying investment companies	18	—	1,628,032	1,967
Options purchased	—	(3,867,874)	—	(3,704,822)
Options written	—	2,617,853	—	4,351,129
Futures	(59,506)	783,151	(276,299,993)	—
Foreign currency transactions	(4,526)	—	8,483,707	—
Net Realized Loss	(398,567)	(394,040)	(209,449,330)	(3,137,696)

Net change in unrealized appreciation (depreciation) on:
Investments	198,035	2,835,637	259,324,665	1,753,372
Affiliated Investments	(29,513)	—	—	—
Options purchased	—	(52,473)	—	(164,735)
Options written	—	(17,820)	—	2,662,421
Futures	21,870	(327,593)	(16,004,209)	—
Foreign currency translations	392	—	10,184,670	—

Net change in unrealized appreciation	190,784	2,437,751	253,505,126	4,251,058

Net Realized and Unrealized Gain (Loss) on Investments	(207,783)	2,043,711	44,055,796	1,113,362

Net Increase (Decrease) in Net Assets Resulting From Operations	$(80,516)	$1,963,363	$81,125,083	$1,805,849

*	Class C-1 only applies to the Catalyst/Millburn Hedge Strategy Fund.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst/Millburn Dynamic Commodity Strategy Fund		Catalyst/Warrington Strategic Program Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Operations:
Net investment income (loss).	$67,086	$(124,641)	$(213,399)	$(2,396,290)
Net realized gain (loss) on investments	(5,100,526)	5,088,620	4,753,764	12,616,624
Net change in unrealized appreciation (depreciation) on investments	2,959,193	(3,063,783)	(474,246)	(1,397,841)
Net increase (decrease) in net assets resulting from operations	(2,074,247)	1,900,196	4,066,119	8,822,493

Distributions to Shareholders from:
From Accumulated Earnings
Class A	(514,801)	—	(162,105)	—
Class C	(250,746)	—	(357)	—
Class I	(2,610,544)	—	(1,272,740)	—
Total distributions to shareholders	(3,376,091)	—	(1,435,202)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	920,332	1,712,685	3,852,031	4,865,867
Class C	160,494	987,724	1,849,384	674,700
Class I	7,663,846	21,786,614	78,885,921	60,664,956
Reinvestment of distributions
Class A	494,150	—	151,666	—
Class C	228,971	—	332	—
Class I	2,181,052	—	1,201,778	—
Cost of shares redeemed
Class A	(1,233,613)	(3,038,122)	(7,279,769)	(4,753,300)
Class C	(1,043,403)	(816,859)	(4,148,554)	(6,625,308)
Class I	(16,283,435)	(10,702,082)	(82,932,616)	(37,897,512)
Net increase (decrease) in net assets from share transactions of beneficial interest	(6,911,606)	9,929,960	(8,419,827)	16,929,403

Total Increase (Decrease) in Net Assets	(12,361,944)	11,830,156	(5,788,910)	25,751,896

Net Assets:
Beginning of year	24,503,108	12,672,952	124,658,662	98,906,766
End of year	$12,141,164	$24,503,108	$118,869,752	$124,658,662

Share Activity:
Class A
Shares Sold	76,549	129,976	440,996	581,840
Shares Reinvested	48,637	—	17,413	—
Shares Redeemed	(116,306)	(275,603)	(830,609)	(572,731)
Net increase (decrease) in shares of Beneficial interest	8,880	(145,627)	(372,200)	9,109

Class C
Shares Sold	14,502	77,137	226,213	84,028
Shares Reinvested	23,557	—	41	—
Shares Redeemed	(99,800)	(84,454)	(507,361)	(862,160)
Net decrease in shares of Beneficial interest	(61,741)	(7,317)	(281,107)	(778,132)

Class I
Shares Sold	675,260	1,623,425	8,810,386	7,030,401
Shares Reinvested	213,202	—	135,031	—
Shares Redeemed	(1,446,051)	(881,501)	(9,245,762)	(4,418,077)
Net increase (decrease) in shares of Beneficial interest	(557,589)	741,924	(300,345)	2,612,324

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Systematic Alpha Fund
	(Consolidated)

	Year Ended	Year Ended
	June 30, 2023	June 30, 2022

Operations:
Net investment income (loss)	$329,190	$(68,478)
Net realized gain on investments	651,189	228,871
Net change in unrealized appreciation (depreciation) on investments	5,377,936	(568,163)
Net increase (decrease) in net assets resulting from operations	6,358,315	(407,770)

Distributions to Shareholders from:
From Accumulated Earnings
Class A	(28,482)	(12,767)
Class C	(8,885)	(7,561)
Class I	(417,241)	(242,823)

Total distributions to shareholders	(454,608)	(263,151)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	13,116,990	542,656
Class C	2,827,772	24,445
Class I	71,757,664	5,432,398
Reinvestment of distributions
Class A	28,389	11,705
Class C	8,803	7,561
Class I	231,443	106,452
Cost of shares redeemed
Class A	(179,916)	(356,839)
Class C	(60,067)	(74,971)
Class I	(8,123,121)	(1,374,479)
Net increase in net assets from share transactions of beneficial interest	79,607,957	4,318,928

Total Increase in Net Assets	85,511,664	3,648,007

Net Assets:
Beginning of year	6,501,251	2,853,244
End of year	$92,012,915	$6,501,251

Share Activity:
Class A
Shares Sold	1,046,808	48,707
Shares Reinvested	2,387	1,049
Shares Redeemed	(16,763)	(32,595)
Net increase in shares of Beneficial interest	1,032,432	17,161

Class C
Shares Sold	245,117	2,185
Shares Reinvested	810	705
Shares Redeemed	(5,445)	(6,740)
Net increase (decrease) in shares of Beneficial interest	240,482	(3,850)

Class I
Shares Sold	6,115,591	499,672
Shares Reinvested	20,254	9,740
Shares Redeemed	(754,270)	(131,665)
Net increase in shares of Beneficial interest	5,381,575	377,747

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Income and Multi Strategy Fund		Catalyst Nasdaq-100 Hedged Equity Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Operations:
Net investment income (loss)	$127,267	$1,623	$(80,348)	$(151,360)
Net realized gain (loss) on investments	(398,567)	234,675	(394,040)	565,284
Net change in unrealized appreciation (depreciation) on investments	190,784	(644,360)	2,437,751	(3,557,968)
Net increase (decrease) in net assets resulting from operations	(80,516)	(408,062)	1,963,363	(3,144,044)

Distributions to Shareholders from:
From Accumulated Earnings
Class A	(8,375)	(1,924)	(17,277)	(5,533)
Class C	(35,905)	(7,156)	(33,526)	(6,244)
Class I	(323,357)	(192,608)	(267,168)	(37,451)

Total distributions to shareholders	(367,637)	(201,688)	(317,971)	(49,228)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	76,127	215,596	17,578	247,058
Class C	124,847	409,000	155,634	18,866
Class I	1,626,687	1,364,279	1,935,194	6,794,770
Reinvestment of distributions
Class A	8,375	1,924	11,161	4,637
Class C	35,905	7,156	31,135	5,903
Class I	195,986	116,004	229,564	31,106
Cost of shares redeemed
Class A	(31,589)	(162,428)	(387,701)	(702,853)
Class C	(106,135)	(25,072)	(191,837)	(443,638)
Class I	(540,695)	(579,857)	(4,627,644)	(3,034,787)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,389,508	1,346,602	(2,826,916)	2,921,062

Total Increase (Decrease) in Net Assets	941,355	736,852	(1,181,524)	(272,210)

Net Assets:
Beginning of year	5,230,894	4,494,042	14,341,286	14,613,496
End of year	$6,172,249	$5,230,894	$13,159,762	$14,341,286

Share Activity:
Class A
Shares Sold	5,369	14,814	1,876	20,382
Shares Reinvested	646	132	1,225	370
Shares Redeemed	(2,220)	(11,296)	(39,657)	(59,460)
Net increase (decrease) in shares of Beneficial interest	3,795	3,650	(36,556)	(38,708)

Class C
Shares Sold	9,374	29,099	16,764	1,611
Shares Reinvested	2,868	507	3,672	501
Shares Redeemed	(8,740)	(1,806)	(21,176)	(39,465)
Net increase (decrease) in shares of Beneficial interest	3,502	27,800	(740)	(37,353)

Class I
Shares Sold	118,471	90,997	195,246	573,454
Shares Reinvested	15,090	7,986	24,899	2,457
Shares Redeemed	(39,244)	(39,266)	(480,016)	(257,408)
Net increase (decrease) in shares of Beneficial interest	94,317	59,717	(259,871)	318,503

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Millburn Hedge Strategy Fund		Catalyst Buffered Shield Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Operations:
Net investment income (loss)	$37,069,287	$(35,613,351)	$692,487	$(40,918)
Net realized gain (loss) on investments	(209,449,330)	268,806,553	(3,137,696)	49,769
Net change in unrealized appreciation (depreciation) on investments	253,505,126	(169,338,176)	4,251,058	(11,063,386)
Net increase (decrease) in net assets resulting from operations	81,125,083	63,855,026	1,805,849	(11,054,535)

Distributions to Shareholders from:
From Accumulated Earnings
Class A	(30,221,295)	—	(92,323)	(3,975,970)
Class C	(24,526,606)	—	(471)	(766,843)
Class C-1 (a)	(1,131,986)	—	—	—
Class I	(340,694,554)	—	(256,583)	(9,713,609)

Total distributions to shareholders	(396,574,441)	—	(349,377)	(14,456,422)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	213,508,262	115,390,084	1,724,460	7,724,513
Class C	98,129,688	60,322,104	204,069	779,041
Class C-1 (a)	27,622,821	4,535,047	—	—
Class I	3,581,118,084	1,518,465,922	5,087,564	37,478,629
Reinvestment of distributions
Class A	25,155,532	—	90,178	3,779,162
Class C	23,635,280	—	467	761,523
Class C-1 (a)	3,171	—	—	—
Class I	254,015,633	—	238,703	9,212,885
Cost of shares redeemed
Class A	(107,211,660)	(90,382,303)	(9,392,292)	(7,521,441)
Class C	(73,416,844)	(63,450,098)	(610,582)	(519,011)
Class C-1 (a)	(3,620,055)	(82,162)	—	—
Class I	(1,675,698,057)	(617,849,080)	(33,064,231)	(39,821,292)
Net increase (decrease) in net assets from share transactions of beneficial interest	2,363,241,855	926,949,514	(35,721,664)	11,874,009

Total Increase (Decrease) in Net Assets	2,047,792,497	990,804,540	(34,265,192)	(13,636,948)

Net Assets:
Beginning of year	4,010,175,478	3,019,370,938	75,259,525	88,896,473
End of year	$6,057,967,975	$4,010,175,478	$40,994,333	$75,259,525

Share Activity:
Class A
Shares Sold	5,845,859	3,149,156	204,894	750,966
Shares Reinvested	724,734	—	10,748	381,734
Shares Redeemed	(3,019,897)	(2,531,842)	(1,122,438)	(801,973)
Net increase (decrease) in shares of Beneficial interest	3,550,696	617,314	(906,796)	330,727

Class C
Shares Sold	2,750,317	1,689,068	24,583	76,858
Shares Reinvested	698,030	—	57	79,160
Shares Redeemed	(2,106,925)	(1,786,832)	(75,104)	(52,518)
Net increase (decrease) in shares of Beneficial interest	1,341,422	(97,764)	(50,464)	103,500

Class C-1 (a)
Shares Sold	786,467	126,788
Shares Reinvested	94	—
Shares Redeemed	(108,539)	(2,330)
Net increase in shares of Beneficial interest	678,022	124,458

Class I
Shares Sold	97,210,851	41,140,058	597,108	3,527,081
Shares Reinvested	7,270,052	—	28,249	923,135
Shares Redeemed	(46,698,513)	(16,939,119)	(3,874,651)	(3,890,811)
Net increase (decrease) in shares of Beneficial interest	57,782,390	24,200,939	(3,249,294)	559,405

(a)	Class C-1 only applies to the Catalyst/Millburn Hedge Strategy Fund.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Dynamic Commodity Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019

Net asset value, beginning of year	$12.76	$9.56	$10.89	$10.95		$10.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A,E)	0.04	(0.11)	(0.20)	(0.09)		(0.05)
Net realized and unrealized gain (loss) on investments	(1.31)	3.31	(1.13)	0.03		0.29
Total from investment operations	(1.27)	3.20	(1.33)	(0.06)		0.24

LESS DISTRIBUTIONS:
From net investment income	(2.15)	—	—	—		(0.04)
From net realized gains on investments	(0.06)	—	—	—		—
Total distributions	(2.21)	—	—	—		(0.04)

Net asset value, end of year	$9.28	$12.76	$9.56	$10.89		$10.95

Total return (B)	(11.43)%	33.47%	(12.21)%	(0.55	)% (c)	2.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,035	$2,685	$3,404	$5,319		$10,932
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	3.11%	3.33%	2.72%	2.47%		2.40%
Expenses, net waiver and reimbursement (D)	2.24%	2.24%	2.27%	2.27%		2.26%
Net investment loss, before waiver and reimbursement (D,E)	(0.54)%	(2.12)%	(2.41)%	(1.03)%		(0.55)%
Net investment income (loss), net waiver and reimbursement (D,E)	0.33%	(1.04)%	(1.96)%	(0.83)%		(0.41)%
Portfolio turnover rate	58%	123%	145%	0%		0%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019

Net asset value, beginning of year	$12.26	$9.26	$10.62	$10.76		$10.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A,E)	(0.06)	(0.19)	(0.27)	(0.18)		(0.12)
Net realized and unrealized gain (loss) on investments	(1.23)	3.19	(1.09)	0.04		0.27
Total from investment operations	(1.29)	3.00	(1.36)	(0.14)		0.15

LESS DISTRIBUTIONS:
From net investment income	(2.07)	—	—	—		—
From net realized gains on investments	(0.06)	—	—	—		—
Total distributions	(2.13)	—	—	—		—

Net asset value, end of year	$8.84	$12.26	$9.26	$10.62		$10.76

Total return (B)	(12.10)%	32.40%	(12.81)%	(1.30	)% (C)	1.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$839	$1,921	$1,519	$6,860		$7,322
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	3.86%	4.08%	3.47%	3.22%		3.15%
Expenses, net waiver and reimbursement (D)	2.99%	2.99%	3.02%	3.02%		3.01%
Net investment loss, before waiver and reimbursement (D,E)	(1.42)%	(2.82)%	(3.15)%	(1.83)%		(1.30)%
Net investment loss, net waiver and reimbursement (D,E)	(0.55)%	(1.73)%	(2.70)%	(1.63)%		(1.16)%
Portfolio turnover rate	58%	123%	145%	0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Dynamic Commodity Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019

Net asset value, beginning of year	$12.85	$9.61	$10.91	$10.94		$10.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A,E)	0.05	(0.08)	(0.18)	(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments	(1.31)	3.32	(1.12)	0.04		0.28
Total from investment operations	(1.26)	3.24	(1.30)	(0.03)		0.26

LESS DISTRIBUTIONS:
From net investment income	(2.18)	—	—	—		(0.11)
From net realized gains on investments	(0.06)	—	—	—		—
Total distributions	(2.24)	—	—	—		(0.11)

Net asset value, end of year	$9.35	$12.85	$9.61	$10.91		$10.94

Total return (B)	(11.28)%	33.71%	(11.92)%	(0.27	)% (C)	2.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,267	$19,897	$7,750	$30,369		$31,882
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.86%	3.08%	2.47%	2.22%		2.15%
Expenses, net waiver and reimbursement (D)	1.99%	1.99%	2.02%	2.02%		2.01%
Net investment loss, before waiver and reimbursement (D,E)	(0.38)%	(1.76)%	(2.17)%	(0.83)%		(0.30)%
Net investment income (loss), net waiver and reimbursement (D,E)	0.49%	(0.67)%	(1.72)%	(0.63)%		(0.16)%
Portfolio turnover rate	58%	123%	145%	0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Warrington Strategic Program Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019

Net asset value, beginning of year	$8.72		$8.02		$7.61		$7.86		$8.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.03)		(0.20)		(0.15)		(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments	0.28		0.90		0.56		(0.15)		(0.12)
Total from investment operations	0.25		0.70		0.41		(0.25)		(0.21)

LESS DISTRIBUTIONS:
From net investment income	(0.07)		—		—		—		—
Total distributions	(0.07)		—		—		—		—

Net asset value, end of year	$8.90		$8.72		$8.02		$7.61		$7.86

Total return (B)	2.93	% (J)	8.73	% (C)	5.39	% (C)	(3.18	)% (C)	(2.60	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,291		$19,212		$17,587		$29,378		$82,099
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (D,E)	2.65%		2.49%		2.43%		2.59%		2.33%
Expenses, net waiver and reimbursement (D,E)	2.60%		2.45%		2.02	% (H)	2.59%		2.33%
Net investment loss, before waiver and reimbursement (D,G)	(0.35)%		(2.42)%		(2.40)%		(1.30)%		(1.15)%
Net investment loss, net waiver and reimbursement (D,G)	(0.30)%		(2.38)%		(1.98	)% (H)	(1.30)%		(1.15)%
Portfolio turnover rate	0%		0%		0%		0%		0%

	Class C
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019

Net asset value, beginning of year	$8.14		$7.54		$7.21		$7.51		$7.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.09)		(0.24)		(0.20)		(0.15)		(0.14)
Net realized and unrealized gain (loss) on investments	0.27		0.84		0.53		(0.15)		(0.11)
Total from investment operations	0.18		0.60		0.33		(0.30)		(0.25)

LESS DISTRIBUTIONS:
From net investment income	(0.00	) (I)	—		—		—		—
Total distributions	(0.00)		—		—		—		—

Net asset value, end of year	$8.32		$8.14		$7.54		$7.21		$7.51

Total return (B)	2.21	% (J)	7.96	% (C)	4.58	% (C)	(3.99	)% (C)	(3.22	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,583		$15,588		$20,305		$30,499		$65,411
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (D,F)	3.40%		3.24%		3.19%		3.36%		3.08%
Expenses, net waiver and reimbursement (D,F)	3.35%		3.20%		2.77	% (H)	3.36%		3.08%
Net investment loss, before waiver and reimbursement (D,G)	(1.10)%		(3.16)%		(3.16)%		(2.13)%		(1.89)%
Net investment loss, net waiver and reimbursement (D,G)	(1.05)%		(3.12)%		(2.74	)% (H)	(2.13)%		(1.89)%
Portfolio turnover rate	0%		0%		0%		0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratio to average net assets (excluding dividend and interest expense).

Expenses, before waiver and reimbursement (D)	2.64%	2.49%	2.43%		2.59%	2.27%
Expenses, net waiver and reimbursement (D)	2.59%	2.45%	2.02	% (H)	2.59%	2.27%

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	3.39%	3.24%	3.19.	%	3.36%	3.02%
Expenses, net waiver and reimbursement (D)	3.34%	3.20%	2.77	% (H)	3.36%	3.02%

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Manager has voluntarily waived a portion of expenses. This waiver will not be recaptured by the manager.

(I)	Amount is less than $0.005.

(J)	Fund performance was materially impacted by a nonrecurring litigation settlement of $1.96 million booked to the Fund on June 19, 2023. The impact was $0.1482/share, or 1.65% of the Fund’s NAV.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Warrington Strategic Program Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019

Net asset value, beginning of year	$8.92		$8.18		$7.74		$7.98		$8.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	0.00	(i)	(0.18)		(0.13)		(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments	0.28		0.92		0.57		(0.16)		(0.12)
Total from investment operations	0.28		0.74		0.44		(0.24)		(0.19)

LESS DISTRIBUTIONS:
From net investment income	(0.09)		—		—		—		—
Total distributions	(0.09)		—		—		—		—

Net asset value, end of year	$9.11		$8.92		$8.18		$7.74		$7.98

Total return (B)	3.21	% (H)	9.05	% (C)	5.68	% (C)	(3.01	)% (C)	(2.33	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$88,996		$89,859		$61,014		$84,334		$282,645
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (D,E)	2.40%		2.24%		2.16%		2.31%		2.08%
Expenses, net waiver and reimbursement (D,E)	2.35%		2.20%		1.75	% (G)	2.31%		2.08%
Net investment loss, before waiver and reimbursement (D,F)	(0.05)%		(2.17)%		(2.13)%		(1.00)%		(0.91)%
Net investment loss, net waiver and reimbursement (D,F)	(0.00)%		(2.13)%		(1.71	)% (G)	(1.00)%		(0.91)%
Portfolio turnover rate	0%		0%		0%		0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	2.39%	2.24%	2.16%		2.31%	2.02%
Expenses, net waiver and reimbursement (D)	2.34%	2.20%	1.75	% (G)	2.31%	2.02%

(F)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Manager has voluntarily waived a portion of expenses. This waiver will not be recaptured by the manager.

(H)	Fund performance was materially impacted by a nonrecurring litigation settlement of $1.96 million booked to the Fund on June 19, 2023. The impact was $0.1482/share, or 1.65% of the Fund’s NAV.

(I)	Amount less than $.005

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2023	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019

Net asset value, beginning of year	$10.06	$10.86		$9.56		$9.18		$8.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.25	(0.17)		0.04		0.17		0.15
Net realized and unrealized gain (loss) on investments	3.03	(0.05)		3.16		0.35		0.10	(B)
Total from investment operations	3.28	(0.22)		3.20		0.52		0.25

LESS DISTRIBUTIONS:
From net investment income	(0.51)	(0.58)		(1.90)		(0.14)		(0.00	) (C)
From net realized gains on investments	—	—		—		—		—
Total distributions	(0.51)	(0.58)		(1.90)		(0.14)		(0.00)

Net asset value, end of year	$12.83	$10.06		$10.86		$9.56		$9.18

Total return (D)	33.65%	(2.53	)% (E)	37.12	% (E)	5.58	% (E)	2.82	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,659	$324		$164		$216		$140
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (H,F)	2.83%	4.63%		5.77%		5.25%		5.10%
Expenses, net waiver and reimbursement (H,F)	2.02%	2.06%		2.03%		2.04%		2.02%
Net investment income (loss), before waiver and reimbursement (H,I)	1.25%	(4.14)%		(3.44)%		(1.47)%		(1.24)%
Net investment income (loss), net waiver and reimbursement (H,I)	2.06%	(1.53)%		0.35%		1.74%		1.67%
Portfolio turnover rate	43%	1335%		121%		75%		120%

	Class C
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2023	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019

Net asset value, beginning of year	$9.63	$10.41		$9.23		$8.85		$8.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.14	(0.25)		(0.04)		0.08		0.07
Net realized and unrealized gain (loss) on investments	2.93	(0.05)		3.04		0.35		0.09	(B)
Total from investment operations	3.07	(0.30)		3.00		0.43		0.16

LESS DISTRIBUTIONS:
From net investment income	(0.42)	(0.48)		(1.82)		(0.05)		(0.03)
From net realized gains on investments	—	—		—		—		—
Total distributions	(0.42)	(0.48)		(1.82)		(0.05)		(0.03)

Net asset value, end of year	$12.28	$9.63		$10.41		$9.23		$8.85

Total return (D)	32.72%	(3.32	)% (E)	35.99	% (E)	4.84	% (E)	1.94	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,122	$133		$184		$188		$269
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (H,G)	3.58%	5.38%		6.53%		6.00%		5.85%
Expenses, net waiver and reimbursement (H,G)	2.77%	2.81%		2.78%		2.79%		2.77%
Net investment income (loss), before waiver and reimbursement (H,I)	0.46%	(5.13)%		(4.16)%		(2.32)%		(2.36)%
Net investment income (loss), net waiver and reimbursement (H,I)	1.27%	(2.35)%		(0.39)%		0.89%		0.81%
Portfolio turnover rate	43%	1335%		121%		75%		120%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended June 30, 2019 , primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Represents less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (H)	2.83%	4.59%	5.76%	5.23%	5.10%
Expenses, net waiver and reimbursement (H)	2.02%	2.02%	2.02%	2.02%	2.02%

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (H)	3.58%	5.34%	6.52%	5.98%	5.85%
Expenses, net waiver and reimbursement (H)	2.77%	2.77%	2.77%	2.77%	2.77%

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2023	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019

Net asset value, beginning of year	$9.87	$10.67		$9.43		$9.05		$8.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.25	(0.14)		0.06		0.19		0.15
Net realized and unrealized gain (loss) on investments	2.99	(0.06)		3.12		0.35		0.10	(B)
Total from investment operations	3.24	(0.20)		3.18		0.54		0.25

LESS DISTRIBUTIONS:
From net investment income	(0.56)	(0.60)		(1.94)		(0.16)		(0.11)
From net realized gains on investments	—	—		—		—		—
Total distributions	(0.56)	(0.60)		(1.94)		(0.16)		(0.11)

Net asset value, end of year	$12.55	$9.87		$10.67		$9.43		$9.05

Total return (C)	33.95%	(2.42	)% (D)	37.47	% (D)	5.88	% (D)	2.97	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$75,232	$6,044		$2,505		$2,519		$2,206
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (E,F)	2.58%	4.38%		5.52%		5.00%		4.85%
Expenses, net waiver and reimbursement (E,F)	1.77%	1.81%		1.78%		1.79%		1.77%
Net investment income (loss), before waiver and reimbursement (F,G)	1.40%	(3.84)%		(3.10)%		(1.22)%		(1.29)%
Net investment income (loss), net waiver and reimbursement (F,G)	2.21%	(1.27)%		0.63%		1.99%		1.79%
Portfolio turnover rate	43%	1335%		121%		75%		120%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended June 30, 2019, primarily due to timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	2.58%	4.34%	5.51%	4.98%	4.85%
Expenses, net waiver and reimbursement (F)	1.77%	1.77%	1.77%	1.77%	1.77%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Income and Multi-Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$13.84	$15.63		$13.64	$14.85	$14.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.28	(0.00	) (E)	(0.10)	0.04	(0.04)
Net realized and unrealized gain (loss) on investments	(0.43)	(1.16)		2.33	(0.73)	0.27
Total from investment operations	(0.15)	(1.16)		2.23	(0.69)	0.23

LESS DISTRIBUTIONS:
From net investment income	(0.83)	(0.63)		(0.24)	(0.43)	—
From return of capital	—	—		—	(0.09)	—
Total distributions	(0.83)	(0.63)		(0.24)	(0.52)	—

Net asset value, end of year	$12.86	$13.84		$15.63	$13.64	$14.85

Total return (B)	(1.04)%	(7.59)%		16.46%	(4.76)%	1.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$137	$95		$50	$54	$148
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,F)	4.18%	4.69%		5.50%	5.10%	4.32%
Expenses, net waiver and reimbursement (C,F)	2.24%	2.27%		2.28%	2.29%	2.26%
Net investment income (loss), before waiver and reimbursement (F,G)	0.15%	(2.45)%		(3.93)%	(2.50)%	(2.27)%
Net investment income (loss) net waiver and reimbursement (F,G)	2.09%	(0.01)%		(0.71)%	0.26%	(0.22)%
Portfolio turnover rate	29%	50%		43%	157%	0%

	Class C
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$13.42	$15.19		$13.26	$14.44	$14.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.16	(0.09)		(0.21)	(0.06)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.41)	(1.13)		2.27	(0.70)	0.25
Total from investment operations	(0.25)	(1.22)		2.06	(0.76)	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.78)	(0.55)		(0.13)	(0.33)	—
From return of capital	—	—		—	(0.09)	—
Total distributions	(0.78)	(0.55)		(0. 13)	(0.42)	—

Net asset value, end of year	$12.39	$13.42		$15.19	$13.26	$14.44

Total return (B)	(1.84)%	(8.23)%		15.59%	(5.41)%	0.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$541	$539		$187	$104	$166
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,F)	4.93%	5.44%		6.14%	5.85%	5.07%
Expenses, net waiver and reimbursement (D,F)	2.99%	3.02%		3.03%	3.04%	3.01%
Net investment income (loss), before waiver and reimbursement (F,G)	(0.72)%	(3.07)%		(4.50)%	(3.31)%	(3.00)%
Net investment income (loss) net waiver and reimbursement (F,G)	1.22%	(0.65)%		(1.43)%	(0.46)%	(0.97)%
Portfolio turnover rate	29%	50%		43%	157%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (F)	4.18%	4.67%	5.49%	5.08%	4.32%
Expenses, net waiver and reimbursement (F)	2.24%	2.25%	2.27%	2.27%	2.26%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (F)	4.93%	5.42%	6.13%	5.83%	5.07%
Expenses, net waiver and reimbursement (F)	2.99%	3.00%	3.02%	3.02%	3.01%

(E)	Amount is less than $0.005.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Income and Multi-Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$13.88	$15.67	$13.68	$14.91	$14.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (A)	0.31	0.01	(0.07)	0.09	0.01
Net realized and unrealized gain (loss) on investments	(0.43)	(1.12)	2.33	(0.73)	0.26
Total from investment operations	(0.12)	(1.11)	2.26	(0.64)	0.27

LESS DISTRIBUTIONS:
From net investment income	(0.85)	(0.68)	(0.27)	(0.50)	—
From return of capital	—	—	—	(0.09)	—
Total distributions	(0.85)	(0.68)	(0.27)	(0.59)	—

Net asset value, end of year	$12.91	$13.88	$15.67	$13.68	$14.91

Total return (B)	(0.84)%	(7.27)%	16.68%	(4.41)%	1.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,495	$4,598	$4,257	$2,930	$4,098
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,D)	3.93%	4.52%	5.15%	4.85%	4.07%
Expenses, net waiver and reimbursement (C,D)	1.99%	2.02%	2.03%	2.04%	2.01%
Net investment income (loss), before waiver and reimbursement (D,E)	0.35%	(2.40)%	(3.55)%	(2.19)%	(2.01)%
Net investment income (loss) net waiver and reimbursement (D,E)	2.29%	0.08%	(0.44)%	0.62%	0.05%
Portfolio turnover rate	29%	50%	43%	157%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (D)	3.93%	4.50%	5.14%	4.83%	4.07%
Expenses, net waiver and reimbursement (D)	1.99%	2.00%	2.02%	2.02%	2.01%

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Nasdaq-100 Hedged Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$9.60	$11.75	$10.12	$10.74	$10.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)	(0.14)	(0.09)	0.07	0.08
Net realized and unrealized gain (loss) on investments	1.71	(1.97)	1.77	(0.10)	0.58
Total from investment operations	1.64	(2.11)	1.68	(0.03)	0.66

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.12)	(0.03)
From net realized gains on investments	(0.23)	(0.04)	(0.01)	(0.47)	—
From return of capital	—	—	(0.04)	—	—
Total distributions	(0.23)	(0.04)	(0.05)	(0.59)	(0.03)

Net asset value, end of year	$11.01	$9.60	$11.75	$10.12	$10.74

Total return (C)	17.60%	(18.03)%	16.68%	(0.63)%	6.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$598	$873	$1,522	$1,815	$2,417
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (D,F)	2.82%	2.55%	2.76%	2.68%	2.60%
Expenses, net waiver and reimbursement (D,F)	1.78%	1.74%	1.72%	1.63%	1.60%
Net investment loss, before waiver and reimbursement (F,G)	(1.79)%	(1.96)%	(1.87)%	(0.38)%	(0.21)%
Net investment income (loss), net waiver and reimbursement (F,G)	(0.75)%	(1.15)%	(0.83)%	0.67%	0.79%
Portfolio turnover rate	82%	51%	205%	145%	112%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$8.99	$11.08	$9.62	$10.25	$9.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.14)	(0.21)	(0.17)	(0.01)	0.00	(B)
Net realized and unrealized gain (loss) on investments	1.59	(1.84)	1.68	(0.10)	0.55
Total from investment operations	1.45	(2.05)	1.51	(0.11)	0.55

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.05)	(0.01)
From net realized gains on investments	(0.23)	(0.04)	(0.01)	(0.47)	—
From return of capital	—	—	(0.04)	—	—
Total distributions	(0.23)	(0.04)	(0. 05)	(0.52)	(0.01)

Net asset value, end of year	$10.21	$8.99	$11.08	$9.62	$10.25

Total return (C)	16.66%	(18.58)%	15.78%	(1.36)%	5.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,403	$1,242	$1,945	$1,321	$1,179
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (E,F)	3.57%	3.30%	3.51%	3.43%	3.35%
Expenses, net waiver and reimbursement (E,F)	2.53%	2.49%	2.47%	2.38%	2.35%
Net investment loss, before waiver and reimbursement (F,G)	(2.55)%	(2.71)%	(2.68)%	(1.17)%	(0.97)%
Net investment income (loss), net waiver and reimbursement (F,G)	(1.51)%	(1.89)%	(1.64)%	(0.12)%	0.03%
Portfolio turnover rate	82%	51%	205%	145%	112%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	2.78%	2.55%	2.74%	2.58%	2.52%
Expenses, net waiver and reimbursement (F)	1.74%	1.74%	1.70%	1.53%	1.52%

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	3.53%	3.30%	3.49%	3.33%	3.27%
Expenses, net waiver and reimbursement (F)	2.49%	2.49%	2.45%	2.28%	2.27%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Nasdaq-100 Hedged Equity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$9.71	$11.84	$10.20	$10.81	$10.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.06)	(0.11)	(0.08)	0.09	0.11
Net realized and unrealized gain (loss) on investments	1.74	(1.98)	1.79	(0.09)	0.57
Total from investment operations	1.68	(2.09)	1.71	0.00	0.68

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.02)	(0.14)	(0.05)
From net realized gains on investments	(0.23)	(0.04)	(0.01)	(0.47)	—
From return of capital	—	—	(0.04)	—	—
Total distributions	(0.23)	(0. 04)	(0.07)	(0.61)	(0.05)

Net asset value, end of year	$11.16	$9.71	$11.84	$10.20	$10.81

Total return (B)	17.81%	(17.72)%	16.91%	(0.29)%	6.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,158	$12,227	$11,146	$7,043	$8,613
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (C,D)	2.57%	2.30%	2.51%	2.43%	2.35%
Expenses, net waiver and reimbursement (C,D)	1.53%	1.49%	1.47%	1.38%	1.35%
Net investment income (loss), before waiver and reimbursement (D,E)	(1.55)%	(1.68)%	(1.69)%	(0.15)%	0.04%
Net investment Income (loss), net waiver and reimbursement (D,E)	(0.51)%	(0.86)%	(0.65)%	0.90%	1.04%
Portfolio turnover rate	82%	51%	205%	145%	112%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	2.53%	2.30%	2.49%	2.33%	2.27%
Expenses, net waiver and reimbursement (D)	1.49%	1.49%	1.45%	1.28%	1.27%

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020	June 30, 2019

Net asset value, beginning of year	$36.99	$36.25	$27.63		$32.07	$31.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (A)	0.18	(0.45)	(0.46)		(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	0.72	1.19	10.29		(2.70)	1.89
Total from investment operations	0.90	0.74	9.83		(2.84)	1.85

LESS DISTRIBUTIONS:
From net investment income	(1.42)	—	(1.21)		(1.60)	(0.45)
From return of capital	—	—	(0.00	) (G)	—	—
From net realized gains on investments	(1.29)	—	—		—	(0.47)
Total distributions	(2.71)	—	(1.21)		(1.60)	(0.92)

Net asset value, end of year	$35.18	$36.99	$36.25		$27.63	$32.07

Total return (B)	2.55%	2.04%	36.44%		(9.48)%	6.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$443,988	$335,527	$306,389		$316,112	$424,968
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	2.17%	2.20%	2.22%		2.19%	2.19%
Expenses, net waiver and reimbursement (C,E)	2.17%	2.20%	2.22%		2.19%	2.18%
Net investment income (loss), before waiver and reimbursement (C,D)	0.51%	(1.25)%	(1.47)%		(0.47)%	(0.15)%
Net investment income (loss), net waiver and reimbursement (C,D)	0.51%	(1.25)%	(1.47)%		(0.47)%	(0.14)%
Portfolio turnover rate	30%	9%	13%		54%	19%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020	June 30, 2019

Net asset value, beginning of year/period	$36.01	$35.55	$27.07		$31.46	$30.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.10)	(0.71)	(0.68)		(0.36)	(0.27)
Net realized and unrealized gain (loss) on investments	0.71	1.17	10.08		(2.65)	1.86
Total from investment operations	0.61	0.46	9.40		(3.01)	1.59

LESS DISTRIBUTIONS:
From net investment income	(1.16)	—	(0.92)		(1.38)	(0.27)
From return of capital	—	—	(0.00	) (G)	—	—
From net realized gains on investments	(1.29)	—	—		—	(0.47)
Total distributions	(2.45)	—	(0.92)		(1.38)	(0.74)

Net asset value, end of year/period	$34.17	$36.01	$35.55		$27.07	$31.46

Total return (B)	1.77%	1.29%	35.42%		(10.15)%	5.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$363,845	$335,127	$334,331		$326,297	$408,511
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,F)	2.92%	2.95%	2.97%		2.94%	2.94%
Expenses, net waiver and reimbursement (C,F)	2.92%	2.95%	2.97%		2.94%	2.93%
Net investment loss , before waiver and reimbursement (C,D)	(0.28)%	(2.00)%	(2.21)%		(1.22)%	(0.90)%
Net investment loss, net waiver and reimbursement (C,D)	(0.28)%	(2.00)%	(2.21)%		(1.22)%	(0.89)%
Portfolio turnover rate	30%	9%	13%		54%	19%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower in 2019.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.17%	2.18%
Expenses, net waiver and reimbursement (C)	2.17%	2.18%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.92%	2.93%
Expenses, net waiver and reimbursement (C)	2.91%	2.93%

(G)	Amount is less than $0.005.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

Class C-1
For the	For the	For the
Year Ended	Year Ended	Period Ended
June 30, 2023	June 30, 2022	June 30, 2021 (A)

Net asset value, beginning of year/period	$36.01	$35.55	$27.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (B)	0.00	(H)	(0.63)	(0.20)
Net realized and unrealized gain on investments	0.62	1.09	9.30
Total from investment operations	0.62	0.46	9.10

LESS DISTRIBUTIONS:
From net investment income	(1.34)	—	(0.92)
From return of capital	—	—	(0.00	) (H)
From net realized gains on investments	(1.29)	—	—
Total distributions	(2.63)	—	(0.92)

Net asset value, end of year/period	$34.00	$36.01	$35.55

Total return (C)	1.79%	1.29%	33.93	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$28,127	$5,375	$882
Ratios to average net assets (Including interest expense)
Expenses, before waiver and reimbursement (E,I)	2.92%	2.95%	2.95	% (F)
Expenses, net waiver and reimbursement (E,I)	2.92%	2.95%	2.95	% (F)
Net investment income (loss), before waiver and reimbursement (E,G)	(0.01)%	(1.78)%	(0.83	)% (F)
Net investment income (loss), net waiver and reimbursement (E,G)	(0.01)%	(1.78)%	(0.83	)% (F)
Portfolio turnover rate	30%	9%	13	% (D)

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$37.25	$36.41	$27.78	$32.23	$31.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.29	(0.35)	(0.38)	(0.07)	0.04
Net realized and unrealized gain (loss) on investments	0.70	1.19	10.33	(2.70)	1.90
Total from investment operations	0.99	0.84	9.95	(2.77)	1.94

LESS DISTRIBUTIONS:
From net investment income	(1.50)	—	(1.32)	(1.68)	(0.53)
From return of capital	—	—	(0.00	) (H)	—	—
From net realized gains on investments	(1.29)	—	—	—	(0.47)
Total distributions	(2.79)	—	(1. 32)	(1.68)	(1.00)

Net asset value, end of year/period	$35.45	$37.25	$36.41	$27.78	$32.23

Total return (C)	2.77%	2.31%	36.78%	(9.25)%	6.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,222,008	$3,334,146	$2,377,768	$2,476,317	$4,096,347
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,J)	1.92%	1.95%	1.97%	1.94%	1.94%
Expenses, net waiver and reimbursement (E,J)	1.92%	1.95%	1.97%	1.94%	1.93%
Net investment income (loss), before waiver and reimbursement (E,G)	0.79%	(0.95)%	(1.21)%	(0.22)%	0.11%
Net investment income (loss), net waiver and reimbursement (E,G)	0.79%	(0.95)%	(1.21)%	(0.22)%	0.12%
Portfolio turnover rate	30%	9%	13%	54%	19%

(A)	The Catalyst/Millburn Hedge Strategy Fund Class C-1 shares commenced operations on October 30, 2020.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Annualized.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Amount is less than $0.005.

(I)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (E)	2.91%	2.93%
Expenses, net waiver and reimbursement (E)	2.91%	2.93%

(J)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (E)	1.92%	1.93%
Expenses, net waiver and reimbursement (E)	1.92%	1.93%

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Buffered Shield Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$8.44	$11.24	$9.64	$9.87	$10.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.12	(0.02)	0.01	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.27	(1.06)	1.78	0.28	0.34
Total from investment operations	0.39	(1.08)	1.79	0.36	0.43

LESS DISTRIBUTIONS:
From net investment income	(0.06)	—	(0.04)	(0.09)	(0.09)
From net realized gains on investments	—	(1.72)	(0.15)	(0.50)	(0.77)
Total distributions	(0.06)	(1.72)	(0.19)	(0.59)	(0.86)

Net asset value, end of year	$8.77	$8.44	$11.24	$9.64	$9.87

Total return (B)	4.60%	(11.85)%	18.71%	3.51%	5.01	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,444	$20,599	$23,714	$17,787	$16,053
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (D,F)	2.05%	1.81%	1.83%	2.03%	2.27%
Expenses, net waiver and reimbursement (D,F)	1.55%	1.48%	1.48%	1.54%	1.55%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (F,G)	0.89%	(0.50)%	(0.27)%	0.28%	0.19%
Net investment income (loss), net waiver and reimbursement (F,G)	1.39%	(0.17)%	0.08%	0.77%	0.91%
Portfolio turnover rate	111%	77%	32%	138%	137%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$8.17	$11.01	$9.48	$9.74	$10.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05	(0.09)	(0.07)	0.00	(H)	0.01
Net realized and unrealized gain (loss) on investments	0.26	(1.03)	1.75	0.28	0.34
Total from investment operations	0.31	(1.12)	1.68	0.28	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.00	) (H)	—	—	(0.04)	(0.05)
From net realized gains on investments	—	(1.72)	(0.15)	(0.50)	(0.77)
Total distributions	(0.00	) (H)	(1.72)	(0.15)	(0.54)	(0.82)

Net asset value, end of year	$8.48	$8.17	$11.01	$9.48	$9.74

Total return (B)	3.81%	(12.51	)% (C)	17.86	% (C)	2.67%	4.23	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,084	$4,348	$4,720	$3,337	$1,530
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (E,F)	2.80%	2.56%	2.58%	2.78%	3.02%
Expenses, net waiver and reimbursement (E,F)	2.30%	2.23%	2.23%	2.29%	2.30%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (F,G)	0.16%	(1.25)%	(1.02)%	(0.52)%	(0.61)%
Net investment income (loss), net waiver and reimbursement (F,G)	0.66%	(0.92)%	(0.67)%	(0.03)%	0.11%
Portfolio turnover rate	111%	77%	32%	138%	137%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding dividend and interest expense) (Class A)

Expenses, before waiver and reimbursement	1.98%	1.81%	1.83%	1.97%	2.19%
Expenses, net waiver and reimbursement	1.48%	1.48%	1.48%	1.48%	1.47%

(E)	Ratios to average net assets (excluding dividend and interest expense) (Class C)

Expenses, before waiver and reimbursement	2.73%	2.56%	2.58%	2.72%	2.94%
Expenses, net waiver and reimbursement	2.23%	2.23%	2.23%	2.23%	2.22%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Less than 0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buffered Shield Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2023	June 30, 2022		June 30, 2021		June 30, 2020	June 30, 2019

Net asset value, beginning of year	$8.52	$11.32		$9.70		$9.93	$10.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.01		0.03		0.09	0.12
Net realized and unrealized gain (loss) on investments	0.28	(1.08)		1.80		0.29	0.34
Total from investment operations	0.41	(1.07)		1.83		0.38	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.01)		(0.06)		(0.11)	(0.12)
From net realized gains on investments	—	(1.72)		(0.15)		(0.50)	(0.77)
Total distributions	(0.09)	(1.73)		(0.21)		(0.61)	(0.89)

Net asset value, end of year	$8.84	$8.52		$11.32		$9.70	$9.93

Total return (B)	4.83%	(11.70	)% (C)	19.07	% (C)	3.74%	5.27	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$23,466	$50,313		$60,463		$32,703	$13,629
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (D,E)	1.80%	1.56%		1.58%		1.78%	2.02%
Expenses, net waiver and reimbursement (D,E)	1.30%	1.23%		1.23%		1.29%	1.30%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (E,F)	1.09%	(0.26)%		(0.04)%		0.46%	0.44%
Net investment Income, net waiver and reimbursement (E,F)	1.59%	0.07%		0.31%		0.95%	1.16%
Portfolio turnover rate	111%	77%		32%		138%	137%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividend. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (E)	1.73%	1.56%	1.58%	1.72%	1.94%
Expenses, net waiver and reimbursement (E)	1.23%	1.23%	1.23%	1.23%	1.22%

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2023	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-six series. These financial statements include the following seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst/Millburn Dynamic Commodity Strategy (“Dynamic Commodity” )	Millburn Ridgefield Corp.	Long term capital appreciation.
Catalyst/Warrington Strategic Program (“Warrington” )	Warrington Asset Management, LLC	Long term capital appreciation
Catalyst Systematic Alpha (“Systematic Alpha” ) *		Long term capital appreciation
Catalyst Income and Multi-Strategy (“Income and Multi-Strategy” )	Caddo Capital Management, LLC	Total return consisting of income and capital appreciation
Catalyst Nasdaq-100 Hedged Equity Fund (“Hedged Equity” )	Equity Armor Investments, LLC	Long term capital appreciation
Catalyst/Millburn Hedge Strategy (“Millburn Hedge Strategy” )	Millburn Ridgefield Corp.	Long-term capital appreciation.
Catalyst Buffered Shield (“Buffered Shield” )	Exceed Advisory LLC	Long-term capital appreciation

*	Effective July 8, 2022, Teza Capital Management LLC (“Teza”) resigned as the sub-advisor of the Fund.

The Funds are diversified series of the Trust.

Currently, each Fund offers Class A, Class C and Class I shares and Millburn Hedge Strategy offers Class C-1 shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

the swap counterparty issuing the swap. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2023, for each Fund’s assets and liabilities measured at fair value.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Dynamic Commodity
Assets (a)	Level 1	Level 2	Level 3	Total
Common Stocks	$3,097,736	$—	$—	$3,097,736
Exchange-Traded Funds	3,791,304	—	—	3,791,304
U.S. Government & Agencies	—	2,074,938	—	2,074,938
Short-Term Investment	2,638,769	—	—	2,638,769
Total Assets	$9,527,809	$2,074,938	$—	$11,602,747
Derivatives
Assets
Futures Contracts(b)	$100,836	$—	$—	$100,836
Liabilities
Future Contracts(b)	(29,703)	—	—	(29,703)
Total Derivatives	$71,133	$—	$—	$71,133

Warrington
Assets (a)	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$81,667,521	$—	$81,667,521
Short-Term Investment	1,843,158	—	—	1,843,158
Put Options Purchased	288,487	—	—	288,487
Total Assets	$2,131,645	$81,667,521	$—	$83,799,166
Derivatives(a)
Liabilities
Put Options Written	$(459,225)	$—	$—	$(459,225)
Total Derivatives	$(459,225)	$—	$—	$(459,225)

Systematic Alpha
Assets(a)	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$655,241	$—	$655,241
Corporate Bonds	—	57,867,940	—	57,867,940
U.S. Government & Agencies	—	12,405,740	—	12,405,740
Short-Term Investments	12,110,537	—	—	12,110,537
Total Assets	$12,110,537	$70,928,921	$—	$83,039,458
Derivative
Assets
Total Return Swap(b)	—	$5,522,099	$—	$5,522,099

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Income and Multi Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$1,582,978	$—	$—	$1,582,978
Exchange-Traded Funds	2,098,265	—	—	2,098,265
Open End Funds	592,971	—	—	592,971
Short-Term Investment	1,431,278	—	—	1,431,278
Total Assets	$5,705,492	$—	$—	$5,705,492
Derivatives
Assets
Futures (b)	$108,078	$—	$—	$108,078
Derivatives
Liabilities
Futures (b)	$(9,150)	$—	$—	$(9,150)
Total Derivatives	$98,928	$—	$—	$98,928

Hedged Equity
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$8,302,693	$—	$—	$8,302,693
Exchange-Traded Fund	2,227,972	—	—	2,227,972
Money Market Fund	399,735	—	—	399,735
Future Options Purchased	25,038	—	—	25,038
Total	$10,955,438	$—	$—	$10,955,438
Collateral for Securities Loaned (c)				2,372,808
Total Assets				13,328,246
Derivatives (a)
Assets
Futures Contracts(b)	$123,843	$—	$—	$123,843
Liabilities
Futures Contracts(b)	$(413,169)	$—	$—	$(413,169)
Total Derivatives	$(289,326)	$—	$—	$(289,326)

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Millburn Hedge Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$2,883,240,454	$—	$—	$2,883,240,454
U.S. Government & Agencies	—	2,398,877,055	—	2,398,877,055
Short-Term Investment	612,924,973	—	—	612,924,973
Total Assets	$3,496,165,427	$2,398,877,055	$—	$5,895,042,482
Derivatives
Assets
Futures Contracts (b)	$126,298,749	$—	$—	$126,298,749
Forward Foreign Currency Contracts (b)	—	86,450,302	—	86,450,302
	$126,298,749	$86,450,302	$—	$212,749,051
Liabilities
Futures Contracts (b)	$(26,333,329)	$—	$—	$(26,333,329)
Forward Foreign Currency Contracts (b)	—	(78,533,367)	—	(78,533,367)
Total Derivatives	$99,965,420	$7,916,935	$—	$107,882,355

Buffered Shield
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$38,396,470	$—	$—	$38,396,470
Short-Term Investment	237,351	—	—	237,351
Call Options Purchased	4,191,490	—	—	4,191,490
Put Options Purchased	666,065	—	—	666,065
Total Assets	$43,491,376	$—	$—	$43,491,376
Derivatives
Liabilities (a)
Call Options Written	$(1,347,896)	$—	$—	$(1,347,896)
Put Options Written	(1,187,235)	—	—	(1,187,235)
Total Liabilities	$(2,535,131)	$—	$—	$(2,535,131)

The Funds did not hold any Level 3 securities during the year.

(a)	Refer to the Schedule of Investments for security details.

(b)	Amounts shown for swaps, futures and forwards are unrealized appreciation/depreciation.

(c)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Funds’ portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to a Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by a Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended June 30, 2023, Warrington, Hedged Equity and Buffered Shield invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains and losses. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended June 30, 2023, Dynamic Commodity, Warrington, Income and Multi-Strategy, Hedged Equity and Millburn Hedge Strategy invested in futures.

Swap Agreements – Systematic Alpha has entered into various swap transactions for investment purposes. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the unrealized appreciation to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Forward Currency Contracts – A Fund may enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency transactions in the Statements of Operations.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Consolidation of Subsidiaries – CHCSF Fund Limited (Dynamic Commodity-CFC), CSACS Fund Limited (Systematic – CFC), CAMFMSF Fund Limited (Income and Multi-Strategy-CFC) and CMHSF Fund Limited (Millburn-CFC) the (“CFCs”) The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the Funds include the accounts of Dynamic Commodity, Systematic Alpha, Income and Multi-Strategy, and Millburn Hedge Strategy, which include the accounts of Dynamic Commodity-CFC, Systematic-CFC, Income and Multi-Strategy-CFC, and Millburn-CFC respectively, which all are wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to affect certain investments consistent with the Funds investment objectives and policies.

A summary of each Fund’s investment in its respective CFC is as follows:

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	June 30, 2023	June 30, 2023
Dynamic Commodity – CFC	6/25/2015	$ 2,501,370	20.60%
Systematic – CFC	12/19/2017	21,904,580	23.81%
Income and Multi-Strategy – CFC	6/25/2015	938,111	15.20%
Millburn Hedge Strategy - CFC	11/2/2015	591,840,701	9.77%

For tax purposes, the CFCs are exempted Cayman investment companies. The CFCs have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFCs are a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Market Risk – Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

Derivatives Risk – The use of derivative instruments, such as forwards, futures, options and swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

The following derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2023, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Dynamic Commodity
	Futures	Commodity	Futures unrealized appreciation	$100,836
			Totals	$100,836
	Futures	Commodity	Futures unrealized depreciation	$(29,703)
			Totals	$(29,703)
Warrington
	Put options purchased	Equity	Investments in securities, at value	$288,487
	Put options written	Equity	Options written, at value	(459,225)
			Totals	$(170,738)
Systematic Alpha
		Commodity
	Swap Contracts	/Interest *	Unrealized appreciation on swaps	$5,522,099
			Totals	$5,522,099
Income and Multi Strategy
	Futures	Equity	Futures unrealized appreciation	$9,364
		Commodity	Futures unrealized appreciation	33,368
		Currency	Futures unrealized appreciation	8,471
		Interest Rate	Futures unrealized appreciation	56,875
			Total	$108,078

	Futures	Commodity	Futures unrealized depreciation	(9,150)
			Total	$(9,150)

*	The risk types relates to the positions in the underlying index, which are included within Portfolio of Investments.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

			Location of derivatives on Statements of	Fair value of asset/liability
Fund	Derivative	Risk Type	Assets and Liabilities	derivatives
Hedged Equity
	Futures Contracts	Equity	Futures unrealized appreciation	$123,843
	Futures Contracts	Equity	Futures unrealized depreciation	(413,169)
			Totals	$(289,326)
	Put Options Purchased	Equity	Investments in securities, at value	$25,038
Millburn Hedge Strategy
	Futures Contracts	Commodity	Futures unrealized appreciation	$12,895,918
	Futures Contracts	Currency	Futures unrealized appreciation	5,187,014
	Futures Contracts	Equity	Futures unrealized appreciation	24,894,677
	Futures Contracts	Interest Rate	Futures unrealized appreciation	83,321,140
			Totals	$126,298,749
	Futures Contracts	Commodity	Futures unrealized depreciation	$(3,761,304)
	Futures Contracts	Currency	Futures unrealized depreciation	(234,736)
	Futures Contracts	Equity	Futures unrealized depreciation	(10,339,451)
	Futures Contracts	Interest Rate	Futures unrealized depreciation	(11,997,838)
			Totals	$(26,333,329)

	Foreign Forward Currency Contract	Currency	Unrealized appreciation on forward currency exchange contracts	$86,450,302
	Foreign Forward Currency Contract	Currency	Unrealized depreciation on forward currency exchange contracts	(78,533,367)
			Totals	$7,916,935
Buffered Shield
	Call options purchased	Equity	Investments in securities, at value	$4,191,490
	Put options purchased	Equity	Investments in securities, at value	666,065
	Call options written	Equity	Options written, at value	(1,347,896)
	Put options written	Equity	Options written, at value	(1,187,235)
			Totals	$2,322,424

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2023, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
	Dynamic Commodity
	Futures	Commodity	Net realized loss on futures	$(4,380,651)
	Futures	Commodity	Net change in unrealized appreciation on futures	1,816,133
			Totals	$(2,564,518)
	Warrington
	Options purchased	Equity	Net realized loss from options purchased	$(28,158,819)
	Options written	Equity	Net realized gain from options written	30,971,463
	Futures	Equity	Net realized loss on futures	(15,215)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(764,545)
	Options written	Equity	Net change in unrealized appreciation on options written	462,300
			Totals	$2,495,184
	Systematic Alpha
	Swap Contracts	Commodity	Net realized gain from swaps	$658,683
	Swap Contracts	Commodity	Net change in unrealized appreciation on swaps	5,755,793
			Totals	$6,414,476
	Income and Multi Strategy
	Futures	Commodity	Net realized gain from futures	$128,313
		Currency	Net realized loss from futures	(29,798)
		Equity	Net realized loss from futures	(65,839)
		Interest Rate	Net realized loss from futures	(92,182)
				$(59,506)
	Futures	Commodity	Net change in unrealized depreciation on futures	$(36,868)
		Currency	Net change in unrealized appreciation on futures	11,066
		Equity	Net change in unrealized depreciation on futures	(2,334)
		Interest Rate	Net change in unrealized appreciation on futures	50,006
			Totals	$21,870
	Hedged Equity
	Options purchased	Equity	Net realized loss from options purchased	$(3,867,874)
	Options written	Equity	Net realized gain from options written	2,617,853
	Futures	Equity	Net realized gain from futures	783,151
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(52,473)
	Options written	Equity	Net change in unrealized depreciation on options written	(17,820)
	Futures	Equity	Net change in unrealized depreciation on futures	(327,593)
			Totals	$(864,756)
	Millburn Hedge Strategy
	Futures	Commodity	Net realized loss from futures	$(346,882,674)
		Currency	Net realized gain from futures	22,475,786
		Equity	Net realized loss on futures	(29,125,799)
		Interest Rate	Net realized gain from futures	77,232,694
			Totals	$(276,299,993.00)

	Forward Contracts	Currency	Net realized gain on foreign currency transactions	$8,483,707

	Futures	Commodity	Net change in unrealized depreciation on futures	(18,863,997)
		Currency	Net change in unrealized appreciation on futures	4,496,368
		Equity	Net change in unrealized depreciation on futures	(18,433,294)
		Interest Rate	Net change in unrealized appreciation on futures	16,796,714
			Totals	$(16,004,209)

	Forward Contracts	Currency	Net change in unrealized appreciation on foreign currency translations	$10,184,670
	Buffered Shield
	Options purchased	Equity	Net realized loss from options purchased	$(3,704,822)
	Options written	Equity	Net realized gain from options written	4,351,129
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(164,735)
	Options written	Equity	Net change in unrealized appreciation on options written	2,662,421
			Totals	$3,143,993

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

The notional value of derivative instruments outstanding as of June 30, 2023, as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2023:

					Gross Amounts Not Offset in the
					Statements of Assets & Liabilities
					Financial	Cash
		Gross Amounts of	Derivatives available for		Instruments	Collateral
Dynamic Commodity	Counterparty	Recognized Assets	Offset	Net Amounts of Assets	Pledged	Received (2)	Net Amount
Description of Asset:
Futures Contracts	Goldman Sachs	$100,836	$(29,703)	$71,133	—	$—	$71,133
Total		$100,836	$(29,703)	$71,133	—	$—	$71,133

					Financial	Cash
		Gross Amounts of	Derivatives available for		Instruments	Collateral
	Counterparty	Recognized Liabilities	Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Description of Liability:
Futures Contracts	Goldman Sachs	$(29,703)	$29,703	$—	—	$—	$—
Total		$(29,703)	$29,703	$—	—	$—	$—

					Financial	Cash
		Gross Amounts of	Derivatives available for		Instruments	Collateral
Warrington	Counterparty	Recognized Assets	Offset	Net Amounts of Assets	Pledged	Received (2)	Net Amount
Description of Asset:
Options Purchased Contracts	ADM	$199,480	$(199,480)	$—	$—	$—	$—
Options Purchased Contracts	StoneX	89,007	(89,007)	—	—	—	—
Total		$288,487	$(288,487)	$—	$—	$—	$—

					Financial	Cash
		Gross Amounts of	Derivatives available for		Instruments	Collateral
Description of Liability:	Counterparty	Recognized Liabilities	Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Options Written Contracts	ADM	$(317,222)	$199,480	$(117,742)	$—	$117,742	$—
Options Written Contracts	StoneX	(142,003)	$89,007	(52,996)	—	52,996	—
Total		$(459,225)	$288,487	$(170,738)	$—	$170,738	$—

Systematic Alpha

					Financial	Cash
		Gross Amounts of	Derivatives available for		Instruments	Collateral
Description of Asset:	Counterparty	Recognized Assets	Offset	Net Amounts of Assets	Pledged	Received (2)	Net Amount
Total Return Swap	BNP Paribas	$5,522,099 (1)	$—	$5,522,099	$—	$—	$5,522,099
Total		$5,522,099	$—	$5,522,099	$—	$—	$5,522,099

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

					Gross Amounts Not Offset in the
					Statements of Assets & Liabilities
Income and Multi-Strategy
					Financial
		Gross Amounts of	Derivatives available		Instruments	Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Pledged	Received (2)	Net Amount
Futures Contracts	RJ O’Brien	$108,078	$(9,150)	$98,928	$—	$—	$98,928
Total		$108,078	$(9,150)	$98,928	$—	$—	$98,928

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Futures Contracts	RJ O’Brien	$(9,150)	$9,150	$—	$—	$—	$—
Total		$(9,150)	$9,150	$—	$—	$—	$—

Hedged Equity

		Gross Amounts of	Derivatives available		Financial	Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Instruments	Received (2)	Net Amount
Futures Contracts	Wedbush	$123,843	$(123,843)	$—	$—	$—	$—
Future Options	Wedbush	25,038	—	25,038	—	—	25,038
Total		$148,881	$(123,843)	$25,038	$—	$—	$25,038

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Futures Contracts	Wedbush	$(413,169)	$123,843	$(289,326)	$—	$289,326	$—
Future Options	Wedbush	—	—	—	—	—	—
Total		$(413,169)	$123,843	$(289,326)	$—	$289,326	—

Millburn Hedge Strategy
					Financial
		Gross Amounts of	Derivatives available		Instruments	Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Pledged	Received	Net Amount
Futures Contracts	Bank of America Merrill Lynch	$15,668,895	$(10,027,081)	$5,641,814	$—	$—	$5,641,814
Futures Contracts	Deutsche Bank	37,915,055	(645,657)	37,269,398	—	—	37,269,398
Futures Contracts	Goldman Sachs	72,714,799	(15,660,591)	57,054,208	—	—	57,054,208
Forward Contracts	Bank of America Merrill Lynch	86,450,302	(78,533,367)	7,916,935	—	—	7,916,935
Total		$212,749,051	$(104,866,696)	$107,882,355	$—	$—	$107,882,355

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Futures Contracts	Bank of America Merrill Lynch	$(10,027,081)	$10,027,081	$—	$—	$—	$—
Futures Contracts	Deutsche Bank	(645,657)	645,657	—	—	—	—
Futures Contracts	Goldman Sachs	(15,660,591)	15,660,591	—	—	—	—
Forward Contracts	Bank of America Merrill Lynch	(78,533,367)	78,533,367	—	—	—	—
Total		$(104,866,696)	$104,866,696	$—	$—	$—	$—

Buffered Shield

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Asset:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Received (2)	Net Amount
Options Purchased Contracts	StoneX	$4,857,555	$(2,535,131)	$2,322,424	$—	$—	$2,322,424
Total		$4,857,555	$(2,535,131)	$2,322,424	$—	$—	$2,322,424

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Options Written Contracts	StoneX	$(2,535,131)	$2,535,131	$—	$—	$—	$—
Total		$(2,535,131)	$2,535,131	$—	$—	$—	$—

(1)	Value as presented in the Schedule of Investments.

(2)	Excess collateral is not shown on this table.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

b) Deposits with Broker for futures and options

Fund	Broker	Deposit with Broker
Dynamic Commodity	Goldman Sachs	$432,735
Warrington	ADM	21,988,422
	StoneX	11,465,918
	Rosenthal Collins Group	880
Income and Multi Strategy	RJ O’Brien	352,750
Hedged Equity	Wedbush	2,510,347
Millburn Hedge Strategy	Bank of America Merrill Lynch	13,564,685
	Deutsche Bank	11,170,672
	Goldman Sachs	22,762,635
Buffered Shield	StoneX	82,472

c) Investment Companies – Income and Multi-Strategy, Hedged Equity, Millburn Hedge Strategy and Buffered Shield concentrate their investments in exchange traded funds (“ETFs”) and, therefore, are more susceptible to ETF risk. Some Funds may invest in other investment companies, including closed-end funds and ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the manager and/or sub-advisor expect the principal investments risks of such underlying funds will be similar to the risks of investing in the Funds.

d) Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2023, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2023, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years or periods ended 2020-2022 for the Funds) or expected to be taken in 2023 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

g) Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Dynamic Commodity	Annually	Annually
Warrington	Annually	Annually
Systematic Alpha	Monthly*	Annually
Income and Multi-Strategy	Monthly	Annually
Hedged Equity	Annually	Annually
Millburn Hedge Strategy	Annually	Annually
Buffered Shield	Annually	Annually

*	Prior to March 2023, dividends were annual.

h) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

i) Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

j) Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class C-1 shares for certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2023, there were no CDSC fees paid by the shareholders of Dynamic Commodity, Warrington, Systematic Alpha, Income and Multi-Strategy, Hedged Equity, Millburn Hedge Strategy, and Buffered Shield.

k) Forward Exchange Contracts – Millburn Hedge Strategy has entered into a foreign exchange contract agreement with Bank of America Merrill Lynch and Deutsche Bank as a part of its investment strategy. When executing forward contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of the underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, forward exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in exchange rates.

l)	Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

m)	Distributions from REITS — Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2023, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales Proceeds
	(excluding U.S.	(excluding U.S.	Purchases of	Sales Proceeds of
	Government	Government	U.S. Government	U.S. Government
Fund	Securities)	Securities)	Securities	Securities
Dynamic Commodity	$6,101,372	$10,928,173	$—	$—
Warrington	—	—	—	—
Systematic Alpha	62,940,414	4,215,042	—	—
Income and Multi Strategy	2,198,599	1,146,407	—	—
Hedged Equity	8,673,447	12,443,803	—	—
Millburn Hedge Strategy	1,495,800,691	759,611,176	3,392,287,545	2,644,938,594
Buffered Shield	52,103,791	86,996,713	—	—

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of its Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, except the Dynamic Commodity and Millburn Hedge Strategy Funds, each pay its sub-advisor on behalf of the Manager.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “Expense Limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses such as regulatory and litigation expenses) do not exceed the limitation shown in the table below, and is based on the Funds’ average daily net assets.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

For the year ended June 30, 2023, the Manager waived management fees. The Manager may recapture a portion of the waived amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver or at the time of the reimbursement, no later than the dates as stated below:

							Management
							Fees Waived/
	Management	Expense Limitation					Expenses
Fund	Agreement	Cl A	Cl C	CL I	C-1	Expires	Reimbursed
Dynamic Commodity	1.75%	2.24%	2.99%	1.99%	N/A	10/31/2023	$151,605
Warrington	1.75%	2.24%	2.99%	1.99%	N/A	10/31/2023	68,573
Systematic Alpha	1.50%	2.02%	2.77%	1.77%	N/A	10/31/2023	122,949
Income and Multi Strategy	1.75%	2.24%	2.99%	1.99%	N/A	10/31/2023	113,139
Hedged Equity	1.25%	1.74%	2.49%	1.49%	N/A	10/31/2023	134,268
Millburn Hedge Strategy	1.75%	N/A	N/A	N/A	N/A	N/A	—
Buffered Shield	1.25%	1.48%	2.23%	1.23%	N/A	10/31/2023	241,278

	Recapture Expires
	June 30,
Fund	2024	2025	2026
Dynamic Commodity	$127,495	$174,001	$151,605
Warrington	—	44,482	68,573
Systematic Alpha	107,610	134,001	122,949
Income and Multi Strategy	113,505	113,448	113,139
Hedged Equity	131,835	123,326	134,268
Millburn Hedge Strategy	—	—	—
Buffered Shield	244,502	304,113	241,278

A Trustee is also the controlling member of MFund Services, LLC (“MFund”) and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special Board meeting and Risk and Compliance Committee meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust, and the Chairmen of the Trust’s Audit Committee and Risk and Compliance Committee receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C and C-1 shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C and C-1 shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C and C-1 shares. Catalyst Mutual Funds Distributors, LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutual Funds Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund, an affiliate of the Advisor, provides the Funds with various management and legal administrative services (“Management Services Agreement”). For these services, the Funds pay MFund as of the last day of each month an annualized asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Management service fees.”

Pursuant to the Compliance Services Agreement (the “Compliance Services Agreement”), MFund, an affiliate of the Manager provides chief compliance officer services to the Funds. For these services, the Funds pay MFund as of the last day of each month annualized based fees plus an annualized asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of UFS, are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

For the year ended June 30, 2023 the 12b-1 expenses incurred by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C	Class C-1
Dynamic Commodity	$6,325	$13,441	N/A
Warrington	46,394	145,079	N/A
Systematic Alpha	2,293	4,593	N/A
Income and Multi Strategy	322	5,988	N/A
Hedged Equity	1,826	12,939	N/A
Millburn Hedge Strategy	1,028,688	3,579,727	$169,978
Buffered Shield	38,473	41,678	N/A

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Dynamic Commodity	$12,446,048	$403,643	$(1,226,679)	$(823,036)
Warrington	83,511,942	—	(172,001)	(172,001)
Systematic Alpha	83,418,315	5,489,083	(345,841)	5,143,242
Income and Multi Strategy	6,138,249	139,914	(517,033)	(377,119)
Hedged Equity	12,770,756	1,141,153	(583,663)	557,490
Millburn Hedge Strategy	5,451,736,113	549,867,223	(50,505,797)	499,361,426
Buffered Shield	42,173,629	2,026,387	(3,243,771)	(1,217,384)

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2023 and June 30, 2022 was as follows:

For year ended	Ordinary	Long-Term
6/30/2023	Income	Capital Gains	Total
Dynamic Commodity	$3,376,091	$—	$3,376,091
Warrington	1,435,202	—	1,435,202
Systematic Alpha	454,608	—	454,608
Income and Multi Strategy	367,637	—	367,637
Hedged Equity	236,207	81,764	317,971
Millburn Hedge Strategy	293,293,273	103,281,168	396,574,441
Buffered Shield	349,377	—	349,377

For year ended	Ordinary	Long-Term
6/30/2022	Income	Capital Gains	Total
Dynamic Commodity	$—	$—	$—
Warrington	—	—	—
Systematic Alpha	263,151	—	263,151
Income and Multi Strategy	201,688	—	201,688
Hedged Equity	—	49,228	49,228
Millburn Hedge Strategy	—	—	—
Buffered Shield	14,399,757	56,665	14,456,422

As of June 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Dynamic Commodity	$—	$—	$(458,288)	$—	$—	$(823,073)	$(1,281,361)
Warrington	—	—	—	(998,445,608)	—	(172,001)	(998,617,609)
Systematic Alpha	736,293	—	—	(230,513)	—	5,143,242	5,649,022
Income and Multi Strategy	—	—	(324,239)	(165,933)	—	(378,146)	(868,318)
Hedged Equity	—	—	(487,646)	(318,308)	—	557,490	(248,464)
Millburn Hedge Strategy	—	—	(256,586,956)	—	—	506,974,855	250,387,899
Buffered Shield	263,947	—	—	(11,129,364)	(2,026,387)	(1,217,384)	(14,109,188)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on non-equity options, future contracts and forward foreign currency contracts, deemed dividend distributions, foreign tax passthrough basis adjustments and tax adjustments for partnerships. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses). In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Dynamic Commodity	$13,620
Warrington	—
Systematic Alpha	—
Income and Multi Strategy	—
Hedged Equity	42,383
Millburn Hedge Strategy	8,221,894
Buffered Shield	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Dynamic Commodity	$444,668
Warrington	—
Systematic Alpha	—
Income and Multi Strategy	324,239
Hedged Equity	445,263
Millburn Hedge Strategy	248,365,062
Buffered Shield	—

At June 30, 2023, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as well as capital loss carryforwards utilized as follows:

	Short-Term	Long-Term
	Non-Expiring	Non-Expiring	Total	CLCF Utilized
Dynamic Commodity	$—	$—	$—	$—
Warrington	397,123,408	601,322,200	998,445,608	4,451,519
Systematic Alpha	230,513	—	230,513	—
Income and Multi Strategy	165,933	—	165,933	10,093
Hedged Equity	273,403	44,905	318,308	—
Millburn Hedge Strategy	—	—	—	103,660,051
Buffered Shield	7,692,539	3,436,825	11,129,364	—

During the fiscal period ended June 30, 2023, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, non-deductible expenses, accumulated losses from the Funds’ wholly owned subsidiaries, equalization credits and distributions in excess resulted in reclassifications for the Funds for the fiscal year ended June 30, 2023 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficit)
Dynamic Commodity	$(2,764,063)	$2,764,063
Warrington	$(538,255)	$538,255
Systematic Alpha	$12,037	$(12,037)
Income and Multi Strategy	$(33,346)	$33,346
Hedged Equity	$(38,152)	$38,152
Millburn Hedge Strategy	$(348,703,211)	$348,703,211
Buffered Shield	—	—

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

(6)	LINE OF CREDIT

Currently, the Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2023, Dynamic Commodity, Warrington, Income and Multi-Strategy and Millburn Hedge Strategy did not access the line of credit. The Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount
	Borrowings	Number of Days	Interest	Average
	Outstanding	Outstanding	Expense (1)	Interest Rate
Dynamic Commodity	$—	$—	$—	—
Warrington	—	—	—	—
Systematic Alpha	139,000	2	48	6.25%
Income and Multi Strategy	—	—	—	—
Hedged Equity	86,756	19	357	7.80%
Millburn Hedge Strategy	—	—	—	—
Buffered Shield	1,218,286	65	12,609	5.73%

(1)	Includes only Interest Expense for the year ended June 30, 2023 and may not tie back to the Statements of Operations, which also may include overdrafts, line of credit fees, and broker interests.

(7)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of Buffered Shield will be directly affected by the performance of the iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF, PGIM Ultra Short Bond ETF and Vanguard Short-Term Corporate Bond ETF. The financial statements of the iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF, PGIM Ultra Short Bond ETF and Vanguard Short-Term Corporate Bond ETF, including the Schedule of Investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2023, the percentage of Buffered Shield’s net assets invested in iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF, PGIM Ultra Short Bond ETF and Vanguard Short-Term Corporate Bond ETF were 30.9%, 30.6% and 32.2%, respectively.

(8)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with US Bank NA. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Fund’s collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2023:

			Percentage of Total
Fund	Market Value of Loaned Securities	Market Value of Collateral (1)	Investment Income
Hedged Equity	$2,356,189	$2,372,808	6.37%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

The below table shows the collateral held by each Fund at the year ended June 30, 2023.

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Hedged Equity
Liabilities Securities Loaned	US Bank	$(2,372,808)	$—	$(2,372,808)	$2,372,808	$—	$—

(9)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Dynamic		Systematic	Income and	Hedged	Buffered
Owner (1)	Commodity	Warrington	Alpha	Multi Strategy	Equity	Shield
TD Ameritrade	—	—	—	—	44%	43%
Charles Schwab	—	—	35%	—	—	—
National Financial Services LLC	—	39%	28%	—	—	—
Millennium Trust Co. LLC	—	—	—	34%	—	—
LPL Financial	48%	—	—	—	—	—

(1)	These owners are comprised of multiple investors and accounts.

(10)	INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by CCA and Rational Advisors, Inc. Companies which are affiliates of the Funds’ at June 30, 2023, are noted in the Funds’ Schedules of Investments. Transactions during the year ended June 30, 2023, with companies which are affiliates are as follows:

	Share Balance			Share Balance	Market Value		Dividend	Change in
	Beginning			June 30,	Beginning	Realized	Interest	Unrealized
Fund Affiliated Holding	of Year	Purchases	Sales	2023	of Year	Gain/Loss	Income	Gain/(Loss)	Fair Value
Income and Multi Strategy
Catalyst Enhanced Income Strategy Fund, Cl. I	24,443	9,300	(1,730)	32,013	$252,493	$(2,114)	$19,875	$(30,659)	$294,196
Rational Special Situations Income Fund, Inst Class	13,891	3,780	(1,380)	16,291	254,481	(1,358)	18,425	1,146	298,775
	38,334	13,080	(3,110)	48,304	$506,974	$(3,472)	$38,300	$(29,513)	$592,971

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

(11)	LITIGATION

On January 27, 2020, CCA and its chief executive officer (collectively, “Catalyst”) reached a settlement with the SEC to resolve allegations in connection with its investigation of risk disclosures related to Catalyst Hedged Futures Strategy Fund (the “Fund”) and Catalyst’s management of the Fund.

Under the terms of the SEC’s cease-and-desist order (“SEC Order”), pursuant to which Catalyst neither admitted nor denied any of the allegations contained therein, CCA agreed to pay a total of $8,908,481 as a rebate of advisory fees and prejudgment interest plus $1.3 million in civil monetary penalties, and its chief executive officer agreed to pay $300,000 in civil monetary penalties.

Pursuant to the terms of the SEC Order, an account was established for the pro-rata distribution of the $10,508,481 in disgorgement of advisory fees, prejudgment interest and civil monetary penalties to the Fund’s shareholders between December 1, 2016 and February 28, 2017 based on each shareholder’s pro rata advisory fees paid during the period. The calculation of these disbursements and the amount paid to each affected shareholder will be submitted to, reviewed and approved by the SEC staff in accordance with the SEC Order. The foregoing is a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available at https://www.sec.gov/litigation/admin/2020/ia-5436.pdf.

Accordingly, CCA Deposited $ 10,508,481 in an escrow account in the Fund’s name to be distributed to the affected shareholders. As of June 30, 2023, the remaining pro-rata distribution of $62,040 is shown in the Fund’s Statement of Assets and Liabilities as an offsetting Asset and Liability. The amount is held in cash in a segregated account and the CCA does not use this balance for trading activities, nor receives additional management fees.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Systematic Alpha Fund, Catalyst Income and Multi-Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund, Catalyst/Milburn Hedge Strategy Fund, Catalyst Buffered Shield Fund and

Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated (where noted) statements of assets and liabilities, including the consolidated (where noted) schedules of investments, of Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Systematic Alpha Fund, Catalyst Income and Multi-Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund, Catalyst/Milburn Hedge Strategy Fund, and Catalyst Buffered Shield Fund (the “Funds”), each a series of Mutual Fund Series Trust, as of June 30, 2023, and the related consolidated (where noted) statements of operations and changes in net assets, the related consolidated notes, and the consolidated (where noted) financial highlights for the year then ended (collectively referred to as the “financial statements”) . In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years and periods ended June 30, 2022, and prior, were audited by another auditor whose report dated August 29, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

August 29, 2023

CATALYST FUNDS
Change in Independent Registered Public Accounting Firm (Unaudited)
June 30, 2023

On March 9, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Systematic Alpha Fund, Catalyst Income & Multi Strategy Fund, Catalyst NASDAQ-100 Hedged Equity Fund, Catalyst/Millburn Hedge Strategy Fund and Catalyst Buffered Shield Fund each a “Fund” and collectively, the “Funds”. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The reports of BBD on the financial statements of the Funds for the years ended June 30, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the interim period ended March 9, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit hereto.

On May 22, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal period ended June 30, 2023.

During the fiscal years ended June 30, 2021 and June 30, 2022, and during the subsequent interim period through May 22, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

Consideration and Renewal of the Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust with respect to Catalyst Systematic Alpha Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Buffered Shield Fund, Catalyst Income and Multi-Strategy Fund, Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Millburn Hedge Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund, Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/CIFC Floating Rate Income Fund, and Catalyst Enhanced Income Strategy Fund

In connection with a meeting held on May 9, 10 and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Catalyst Agreement”) between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”), Catalyst Buffered Shield Fund (“Catalyst Shield”), Catalyst Income and Multi-Strategy Fund (“Catalyst IMS”), Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”), Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”), Catalyst Nasdaq-100 Hedged Equity Fund (“Catalyst HE”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Energy Infrastructure Fund (“Catalyst Energy”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Dynamic Alpha Fund, (“Catalyst DA”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”) and Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”) (collectively, the “Catalyst Renewal Funds”).

The Board examined Catalyst’s responses to a series of questions regarding, among other things, its management services provided to the Catalyst Renewal Funds, comparative fee and expense information, and profitability from managing the Catalyst Renewal Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Catalyst Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Catalyst Agreement.

Nature, Extent and Quality of Services: The Board reviewed Catalyst’s key personnel servicing the Catalyst Renewal Funds and noted their expertise and years of experience, and changes in some key personnel during the past year. The Board acknowledged that Catalyst reviewed and analyzed the Catalyst Renewal Funds’ portfolios regularly and coordinated and monitored the Funds’ administration, accounting and regulatory compliance. The Board noted that Catalyst provided oversight to each sub-advisor and that Catalyst utilized a risk management function to assess and monitor portfolio risk for all the Catalyst Renewal Funds and to oversee the sub-advisors’ risk management programs. The Board observed that there were no material compliance issues and that Catalyst continued to contract with a cybersecurity and compliance specialty firm as a partner to help manage cybersecurity risks. The Board discussed that Catalyst implemented enhanced cyber training programs which integrated simulations into the process and experienced no material data security incidents since the management agreement’s last renewal. The Board observed that Catalyst intended to renew the expense limitation agreements it had with each

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Catalyst Renewal Fund, except Millburn HS, which currently did not have an expense limitation agreement. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of February 28, 2023 along with information that Catalyst provided in connection with renewing the Catalyst Agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its Morningstar category and a peer group selected by Catalyst.

Catalyst SA: The Board observed that Catalyst SA had significantly outperformed its peer group and Morningstar category across all periods and had outperformed the BNP Paribas Catalyst Systematic Alpha Index II over the 1 -year and 3-year periods. The Board remarked that Catalyst SA had outperformed the S&P 500 TR Index over the 1-year, 3-year and 5-year periods. A representative of Catalyst noted that performance for the since inception period reflected an investment strategy that was significantly different than the Catalyst SA’s current investment strategy.

Warrington SP: The Board recalled that Warrington SP had engaged a subadvisor in January 2020 and noted that Warrington SP outperformed its peer group and Morningstar category for the 1 -year and 3-year periods and the S&P 500 TR Index over the 1-year period. The Board noted Catalyst’s explanation that Warrington SP was not expected to outperform the S&P 500 TR Index during bull markets.

Catalyst Shield: The Board observed that Catalyst Shield underperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, but outperformed the Morningstar category over the since inception period. The Board noted that Catalyst Shield outperformed the HFRX Equity Hedge Index over the 5-year and since inception period but lagged the S&P 500 TR Index across all periods. The Board considered that Catalyst attributed the recent underperformance to Catalyst Shield’s losses on the corporate bond collateral used in its portfolio, which had come under stress, as well as a market downturn with too short a duration on a portion of the options. The Board considered Catalyst’s contention that the sub-advisor was exploring additional processes and adjustments to its approach and that Catalyst Shield’s current yields showed improvement, which the sub-advisor believed could enhance fund returns in the future.

Catalyst IMS: The Board recalled that Catalyst IMS’s investment objective and investment strategy changed in November 2021 to allow Catalyst IMS to invest in a fixed income portfolio with a managed futures overlay. The Board noted that Catalyst IMS underperformed all benchmarks over the 1-year and 3-year periods except for the BofA US 3-Month Treasury Bill TR Index over the 3-year period and 10-year period. The Board acknowledged Catalyst’s explanation that Catalyst IMS’s performance could be attributed to the outperformance of pure long-term trends over the past two years and to the drag from the portfolio’s fixed income allocation during the past year. The Board noted Catalyst IMS’s trading advisor informed Catalyst that the futures program had outperformed Credit Suisse Managed Futures Liquid Index since 2018.

Millburn DCS: The Board acknowledged the change in sub-advisor, investment strategy and investment objective for Millburn DCS in June 2021. The Board observed that Millburn DCS outperformed the Commodities Broad Basket Morningstar Category and the Bloomberg Commodity Index but underperformed the Peer Group and Morningstar Systematic Trend category for the 1-year period, which

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was the relevant period to evaluate the new sub-advisor. The Board discussed Catalyst’s explanation that the underperformance compared to the Systematic Trend Morningstar category and peer group across was due to the exceptionally strong returns generated by the pure play trend following strategies during the past year.

Millburn HS: The Board observed that Millburn HS outperformed its peer group, the Macro Trading Morningstar category, the Multistrategy Morningstar category and the BofA US 3-Month Treasury Bill TR Index across all periods. The Board commented that Millburn HS outperformed the Credit Suisse MF Hedge Fund Index over the 3-year, 5-year and 10 -year periods and outperformed the S&P 500 TR Index over the 1-year period. The Board noted Catalyst did not expect Millburn HS to outperform the S&P 500 TR Index during extreme bull markets due to its sub- 100% equity allocation. The Board commented that Millburn HS underperformed the Systematic Trend Morningstar category and Credit Suisse MF Hedge Fund Index over the 1-year period due to strong returns of pure play trend following strategies over the past year.

Catalyst HE: The Board discussed that Catalyst HE’s sub-advisor began managing Catalyst HE pursuant to its new investment strategy in October 2020. The Board noted that Catalyst HE had underperformed all benchmarks for the 1-year period. The Board considered that Catalyst attributed the underperformance to Catalyst HE’s volatility overlay combined with the Nasdaq-100 Index’s underperformance relative to the S&P 500 TR Index.

Catalyst IB: The Board observed that Catalyst IB outperformed its peer group, the Large Growth Morningstar Category and the S&P 500 TR Index over the 1-year period. The Board acknowledged that only one other fund in the peer group outperformed Catalyst IB. The Board discussed Catalyst’s explanation that Catalyst IB’s underperformance over other periods was largely attributed to the Fund’s defensive position following March 2020 and to innovative growth and stay-at-home stocks being out of favor.

Catalyst Energy: The Board acknowledged that Catalyst Energy outperformed its peer group and the Energy Limited Partnership Morningstar category with positive returns over the 1-year, 3 -year and 5-year periods. The Board noted that Catalyst Energy underperformed the Alerian MLP TR Index across all periods but recognized that the index did not have limitations on MLPs like the Fund had in order to qualify as a registered investment company.

MAP Global Equity: The Board commented that MAP Global Equity outperformed the MSCI ACWI Index for the 1-year period but trailed all other benchmarks. The Board acknowledged Catalyst’s explanation that, because of MAP Global Equity’s concentrated portfolio, MAP Global Equity was often over- or under-weight industry allocations relative to its peer group, Morningstar category and benchmark over certain time periods. The Board discussed that the COVID-19 pandemic and value-oriented holdings of the MAP Global Equity had a negative impact on MAP Global Equity’s performance. The Board noted that MAP Global Equity’s underperformance was not material relative to its primary benchmark.

MAP Global Balanced: The Board recognized that MAP Global Balanced outperformed its peer group, Morningstar category and MSCI ACWI Index over the 1 -year period. The Board acknowledged MAP Global Balanced underperformed the blended benchmarks for the 1-year period due to the Fund’s equity exposure relative to the blended benchmarks.

Lyons TA: The Board observed that Lyons TA had underperformed its benchmarks for the 1 -year period due to defensive positioning in July 2022. The Board observed that Lyons TA outperformed all benchmarks over the 3-year and 10-year periods.

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Catalyst DA: The Board commented that Catalyst DA had a strong year and outperformed all benchmarks over the 1-year period. The Board observed that Catalyst DA outperformed or was on par with all but one of its benchmarks for the 3-year and 10 -year periods, though it underperformed all benchmarks for the 5-year period. The Board discussed that Catalyst DA’s underperformance with respect to the S&P 500 TR Index could be attributed to its exposure to high momentum stocks. The Board recognized Catalyst DA’s improved performance.

Catalyst Insider: The Board commented that Catalyst Insider outperformed the Short -Term Bond Morningstar category and the High Yield Bond Morningstar category over the 1-year period and outperformed or performed in line with all benchmarks for the 3-year and 5-year periods. The Board acknowledged Catalyst’s explanation that Catalyst Insider underperformed its peer group and High Yield Bond Morningstar category since inception due to a drag on returns from trading costs associated with launching a diversified bond portfolio with a small asset base.

SMH High Income: The Board noted that while SMH High Income underperformed all benchmarks over the 1-year and 10-year periods. It outperformed all benchmarks over the 3-year period. The Board observed that SMH High Income was often over- or underweight industry allocations relative to its benchmarks because of its concentrated portfolio, and therefore was not expected to closely track its benchmarks. The Board discussed that a contributing factor to the Fund’s underperformance over the 1-year period was that SMH High Income duration was longer than its benchmarks, and SMH High Income was adversely impacted by rising interest rates.

SMH Total Return: The Board recognized that SMH Total Return outperformed all benchmarks over the 1-year period. The Board observed that SMH Total Return was often over- or underweight industry allocations relative to its benchmarks because of its concentrated portfolio, and therefore was not expected to closely track its benchmarks. The Board observed that Catalyst reported that income-generating equities generally trailed the S&P 500 TR Index which accounted for SMH Total Return’s underperformance for the 3-year, 5-year and 10-year periods.

CIFC Floating Rate: The Board acknowledged that CIFC Floating Rate outperformed all its peer group and Morningstar category across all periods but underperformed the S&P LSTA US Leveraged Loan 100 Index over the 1-year, 3-year and 5-year periods. The Board acknowledged Catalyst’s explanation that CIFC Floating Rate historically outperformed the S&P LSTA US Leveraged Loan 100 Index during normal market environments and that the underperformance could be attributed to the index’s higher allocation to the BB-rated part of the market.

Catalyst EIS: The Board commented that Catalyst EIS outperformed all benchmarks over the 3-year and since inception periods and the Bloomberg US Aggregate Bond TR Index and Bloomberg MBS Index over the 1-year period. The Board noted Catalyst’s explanation that Catalyst EIS’s limited duration exposure between November 2022 and January 2023 was a contributing factor to its underperformance of its peer group and Morningstar categories over the 1-year period.

After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Fees and Expenses: The Board reviewed the management fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board reviewed the expense limitation agreements currently in place with respect to the Catalyst Renewal Funds and discussed that Catalyst intended to renew each of those agreements with the exception of Milburn HS, which currently did not have an expense limitation agreement in place. The Board considered the

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allocation of the management fee to pay each sub-advisory fee compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub-advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate.

Catalyst SA: The Board noted that although Catalyst SA’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, they were significantly lower than the highs of each.

Warrington SP: The Board noted that Warrington SP’s management fee was tied with the high of its peer group and the Options Trading Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was higher than the medians and averages of its peer group and the Morningstar category, but below the highs of each.

Catalyst Shield: The Board noted that Catalyst Shield’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but significantly below the highs of each.

Catalyst IMS: The Board recognized that Catalyst IMS’s management fee was higher than the medians and averages of its peer group and Morningstar categories, but lower than the highs of each, and significantly lower than the high of the Systematic Trend Morningstar category. The Board discussed that Catalyst IMS’s net expense ratio was higher than the medians and averages of its peer group, Macro Trading Morningstar category and Systematic Trend Morningstar category, but was lower than the highs of each.

Millburn DCS: The Board noted that Millburn DCS’s management fee was higher than the medians and averages of its peer group, Commodities Broad Basket Morningstar category and Systematic Trend Morningstar category. The Board observed that Millburn DCS’s management fee was below the highs of its peer group and Systematic Trend Morningstar category and in line of the high of the Commodities Broad Basket Morningstar category. The Board discussed that the net expense ratio for Millburn DCS was higher than the medians and averages of its peer group and Morningstar categories, but lower than the high of its peer group and Systematic Trend Morningstar category. The Board noted that the net expense ratio was the highest of the Commodities Broad Basket Morningstar category. The Board discussed Catalyst’s explanation that neither Morningstar category provided an apt comparison to Millburn DCS and that, after waiver, Catalyst’s management fee was below the medians and averages of its peer group and Morningstar categories.

Millburn HS: The Board observed that Millburn HS’s management fee was higher than the medians and averages of its peer group and Morningstar categories but below the highs of its peer group, Multistrategy Morningstar category and Systematic Trend Morningstar category and in line with the high of the Macro Trading Morningstar category. The Board considered that Millburn HS’s net expense ratio was higher than the medians and averages of its peer group and Morningstar categories, but below the highs of each.

Catalyst HE: The Board noted that Catalyst HE’s management fee and expense ratio were higher than the medians and averages of its peer group and Morningstar categories, lower than the high of its peer group and Options Trading Morningstar category, and the highest of the Derivative Income Morningstar category. The Board noted that Catalyst considered the Options Trading Morningstar category to provide a more apt comparison than the Derivative Income Morningstar category because the latter historically consisted of equity funds that utilized covered call writing to supplement income whereas Catalyst HE used a proprietary and dynamic volatility overlay strategy.

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Catalyst IB: The Board reviewed Catalyst IB’s management fee and net expense ratios and noted that they were higher than the averages and medians of its peer group and the Large Growth Morningstar category, but lower than the highs of each.

Catalyst Energy: The Board observed that Catalyst Energy’s management fee was higher than the medians and averages of its peer group and Morningstar category and noted that it was tied with the high of its peer group and Morningstar category. The Board discussed that Catalyst Energy’s net expense ratio was higher than the medians and averages of its peer group and Morningstar category, but significantly below the high of its peer group and Morningstar category.

MAP Global Equity: The Board commented that MAP Global Equity’s management fee was tied with the high of its peer group and lower than the high of the Global Large-Stock Value Morningstar category. The Board discussed that MAP Global Equity’s net expense ratio was higher than the medians and averages of its peer group and Morningstar category but well below the highs of each.

MAP Global Balanced: The Board recognized that MAP Global Balanced’s management fee was tied with the high of its peer group but well below the high of its Morningstar category. The Board discussed that MAP Global Balanced’s net expense ratio was in line with the average of its peer group and well below the high of its Morningstar category.

Lyons TA: The Board discussed that the management fee for Lyons TA was higher than the averages and medians of its peer group and Morningstar category and in line with the high of its peer group and slightly lower than the high of the Tactical Allocation Morningstar category. The Board noted that the net expense ratio for Lyons TA was slightly higher than the median expense ratio of its Morningstar category but below the average and median of its peer group.

Catalyst DA: The Board observed that Catalyst DA’s management fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each.

Catalyst Insider: The Board reviewed Catalyst Insider’s management fee and noted that it was higher than the median and averages of its peer group and Short-Term Bond Morningstar category and High Yield Bond Morningstar category but significantly lower than the highs of each. The Board observed that Catalyst Insider’s net expense ratio was lower than the averages and medians of its peer group and significantly lower than the highs of the Morningstar categories.

SMH High Income: The Board noted that SMH High Income’s management fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each.

SMH Total Return: The Board acknowledged that SMH Total Return’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that SMH Total Return’s net expense ratio was higher than the peer group and Morningstar category medians and averages but below the highs of each.

CIFC Floating Rate: The Board noted that the management fee for CIFC Floating Rate was higher than the high of its peer group but on par with the high of its Morningstar category. The Board noted that the CIFC Floating Rate’s net expense ratio was lower than the highs of its peer group and Morningstar category. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans, and the fee was comparable to high yield funds. The Board acknowledged

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that CIFC Floating Rate’s net management fee, after fee waiver, was within range of its peer group and that the expense cap for the Fund was set at a lower level than the management fee.

Catalyst EIS: The Board recognized that Catalyst EIS’s management fee was the highest of its peer group, tied with the high of the Multisector Bond Morningstar category but below the high of the Nontraditional Bond Morningstar category. The Board discussed that Catalyst EIS’s net expense ratio was on par with the median of its peer group and significantly below the highs of its Morningstar categories.

After further discussion, the Board concluded that based on the information and advisory services provided by Catalyst and the various sub-advisors, including the payment of the sub-advisory fees, the management fee for each Catalyst Renewal Fund was not unreasonable.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, the payment of the sub-advisory fees and the reimbursement received by Catalyst from certain of the Catalyst Renewal Funds for distribution expenses pursuant to the Trust’s Rule 12b-1 plans. The Board noted that Catalyst was operating at a loss with respect to Catalyst IB, Catalyst SA, MAP Global Balanced and Catalyst IMS and therefore concluded that excessive profitability with respect to those Funds was not an issue at this time.

The Board acknowledged that, for all of the other Catalyst Renewal Funds without sub-advisors, profits were used to compensate the owner personnel of Catalyst that provided management services to certain Catalyst Renewal Funds. The Board recognized that Catalyst’s aggregate profits would be reduced if those payments were taken into account.

The Board discussed that Catalyst earned a marginal profit from its Catalyst Agreement with the Trust for Catalyst HE, Catalyst IB, MAP Global Balanced and SMH High Income. The Board observed that Catalyst earned a reasonable profit from managing Catalyst Insider, Millburn HS, Millburn DCS, MAP Global Equity, SMH Total Return, Catalyst DA, Lyons TA, Catalyst EIS, Catalyst Shield, CIFC Floating Rate and Catalyst Energy. The Board discussed that Catalyst’s profit margins for each of these Catalyst Renewal Funds were well-within the industry norms for strategies similar to the particular Catalyst Renewal Fund. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund was not excessive.

Economies of Scale. The Board noted that the Catalyst Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense limitation. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board acknowledged Catalyst’s explanation that breakpoints were not currently appropriate due to significant risks inherent in management of the Catalyst Renewal Funds arising from daily liquidity, operational complexity and heightened regulatory demands. The Board noted that no Catalyst Renewal Fund had reached such levels where profits were excessive and agreed to revisit the issue of breakpoints at the Catalyst Agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Catalyst Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Catalyst Agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

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Consideration and Renewal of the Sub-Advisory Agreements between Catalyst Capital Advisors, LLC, and Millburn Ridgefield Corporation with respect to the Catalyst/Millburn Dynamic Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board” ) of Mutual Fund Series Trust, (the “Trust”) including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreements (the “Millburn Agreements”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Millburn Ridgefield Corporation (“Millburn”) with respect to Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”) and Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”) (collectively, the “Millburn Funds”).

The Board examined Millburn’s responses to a series of questions regarding, among other things, the sub-advisory services it would provide to the Millburn Funds, comparative fee and expense information, and expected profitability from sub-advising the Millburn Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Millburn Agreements and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to approval of the Millburn Agreements.

Nature, Extent and Quality of Services: The Board observed that a deputy chief investment officer and director of research were added to the key personnel servicing the Millburn Funds and reviewed the employment history of each. The Board commented that Millburn provided research, technology and trade order entry services to the Millburn Funds. The Board reviewed Millburn’s policies governing best execution selection of broker-dealers. The Board noted that Millburn was planning a tabletop program to train its personnel in cybersecurity incident response and reviewed its approach to cybersecurity. The Board noted that there were no material compliance issues or material litigation reported. The Board agreed that Millburn could be expected to continue providing quality services to the Millburn Funds.

Performance: The Board reviewed the performance of each of Millburn DCS and Millburn HS relative to its benchmarks and concluded that the performance was acceptable.

Millburn DCS: The Board acknowledged that Millburn was added as sub-advisor to Millburn DCS in June 2021. The Board observed that Millburn DCS outperformed the Commodities Broad Basket Morningstar Category and the Bloomberg Commodity Index for the 1-year period and outperformed the Systematic Trend Morningstar category average since inception. The Board discussed the advisor’s explanation that the underperformance compared to the Systematic Trend Morningstar category and peer group across all periods was due to the exceptionally strong returns generated by the pure play trend following strategies during the past year, as well as the historical performance from the previous manager.

Millburn HS: The Board observed that Millburn HS outperformed its peer group, the Macro Trading Morningstar category, the Multistrategy Morningstar category and the BofA US 3-Month Treasury Bill TR Index across all periods. The Board commented that Millburn HS outperformed the Credit Suisse MF Hedge Fund Index over the 3-year, 5-year and 10-year periods and outperformed the S&P 500 TR Index over the 1-year period. The Board noted the advisor did not expect Millburn HS to outperform the S&P 500 TR Index during extreme bull markets due to its sub-100% equity allocation. The Board commented that Millburn HS underperformed the Systematic Trend Morningstar category and Credit Suisse MF Hedge

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Fund Index over the 1-year period due to strong returns of pure play trend following strategies over the past year.

Fees and Expenses: The Board noted that the advisor charged a management fee of 1.75% for the Millburn Funds and that 50% of the net management fee was paid to Millburn, except for any investments made in Millburn HS by Millburn or its employees or affiliates, in which case 100% of the net management fee was paid to Millburn. The Board noted that Millburn reported that it did not manage any other accounts comparable to the Millburn Funds. The Board discussed the allocation of fees between the advisor and Millburn relative to their respective duties and other factors and agreed the allocation for the Millburn Funds were appropriate. The Board concluded that the sub-advisory fee received by Millburn for each of the Millburn Funds was not unreasonable.

Profitability: The Board reviewed the profitability analysis provided by Millburn, noting that Millburn was sub-advising Millburn DCS at a loss and Millburn HS at a reasonable profit. The Board concluded that the excessive profitability of Millburn was not an issue for Millburn at this time.

Economies of Scale: The Board considered whether it was likely that Millburn would realize economies of scale with respect to the sub-advisory services provided to the Millburn Funds. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board concluded that it was unlikely that Millburn was benefitting from any material economies of scale.

Conclusion: Having requested and received such information from Millburn as the Board believed to be reasonably necessary to evaluate the terms of the Millburn Agreements, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Millburn Agreements was in the best interests of each Millburn Fund and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Warrington Asset Management, LLC with respect to Catalyst/Warrington Strategic Program Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Warrington Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Warrington Asset Management, LLC (“Warrington”) with respect to Catalyst/Warrington Strategic Program Fund (“Warrington SP”).

The Board examined Warrington’s responses to a series of questions regarding, among other things, its sub-advisory services provided to Warrington SP, comparative fee and expense information, and profitability from sub-advising Warrington SP. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Warrington Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Warrington Agreement.

Nature, Extent and Quality of Services: The Board observed that Warrington SP’s portfolio manager also served as Warrington’s chief compliance officer. The Board noted that Warrington retained a third-party compliance consultant to assist with various regulatory and compliance matters. The Board commented that Warrington added an investment analyst in the past year with excellent credentials. The Board discussed the technical and fundamental analysis the portfolio manager used to formulate its market opinions and the risk management plan used to establish risk action levels. The Board discussed Warrington’s monitoring of Warrington SP’s risk characteristics using proprietary models on a real-time basis. The Board discussed that the chief compliance officer reviewed transactions pre-trade to ensure they were consistent with Warrington SP’s investment objective and limitations and that he received post-trade notifications to confirm continued compliance with such objective and limitations. The Board observed that Warrington had annual trainings to enhance its cybersecurity protocols. The Board remarked that Warrington reported a routine National Futures Association audit in which there were no material findings and that all minor issues had been rectified. The Board observed that Warrington stated there were no litigation or cybersecurity issues since the Warrington Agreement was last renewed. The Board agreed that Warrington could be expected to continue providing quality services to Warrington SP.

Performance: The Board recalled that Warrington SP changed its investment strategy in April 2020 after a change in management in January 2020 and noted that Warrington SP outperformed its peer group and Morningstar category for the 1 -year and 3-year periods and the S&P 500 TR Index over the 1-year period. The Board noted the advisor’s explanation that Warrington SP was not expected to outperform the S&P 500 TR Index during bull markets.

Fees and Expenses: The Board observed that Warrington’s sub-advisory fee was 50% of the 1.75% management fee net of any fee waivers. It noted that Warrington’s sub-advisory fee was lower than the fee it charged to other accounts. The Board concluded that Warrington’s sub-advisory fee was not unreasonable.

Profitability: The Board reviewed the profitability analysis provided by Warrington, noting that Warrington was earning a reasonable profit from sub-advising Warrington SP. The Board concluded that excessive profitability was not an issue for Warrington at this time.

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Economies of Scale: The Board considered whether Warrington had realized economies of scale with respect to the sub-advisory services it provided to Warrington SP. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board agreed that Warrington did not appear to have benefited from material economies of scale.

Conclusion: Having requested and received such information from Warrington as the Board believed to be reasonably necessary to evaluate the terms of the Warrington Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Warrington Agreement was in the best interests of Warrington SP and its shareholders.

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Consideration and Approval of Renewal of the Trading Advisory Agreement between Catalyst Capital Advisors, LLC and Caddo Capital Management, LLC, with respect to Catalyst Income and Multi-Strategy Fund

In connection with a meeting held on May 9, 10 and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the trading advisory agreement (the “Trading Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Caddo Capital Management, LLC (“Caddo”) with respect to Catalyst Income and Multi-Strategy Fund (“Catalyst IMS”).

The Board examined Caddo’s responses to a series of questions regarding, among other things, its management services provided to Catalyst IMS, comparative fee and expense information, and profitability from serving as trading advisor to Catalyst IMS. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Trading Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Trading Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the key personnel of Caddo and discussed the services provided by the trading advisor, including on-going, day-to-day trading management of Catalyst IMS through careful systematic execution and ongoing research to continuously seek improvements to the Catalyst IMS strategy. The Board discussed that Caddo conducted real-time monitoring of all risks inherent to the trading strategy through extensive checklists for careful oversight of daily trading. The Board acknowledged that Caddo employed an automated order management system to pre-clear trades to ensure trade limitations were followed and that Caddo conducted routine back-testing to maintain confidence in its system. The Board considered that Caddo selected broker-dealers on the basis of best execution. The Board acknowledged that Caddo reported no material litigation or cybersecurity incidents. The Board concluded that the nature, extent and quality of services provided by Caddo were satisfactory and that Caddo had performed all duties required of it under the Trading Advisory Agreement.

Performance. The Board noted that the sleeve of Catalyst IMS managed by Caddo had outperformed the Credit Suisse Managed Futures Liquid Index for the 5-year and since inception periods, though it underperformed its benchmark for the 1-year and 3-year periods. The Board considered Caddo’s assertion that Catalyst IMS’s approach with a blend of different sub-strategies produced a positive profile. The Board concluded that Catalyst IMS’s performance was acceptable.

Fees and Expenses. The Board observed that Caddo’s trading advisory fee was 50% of the advisor’s net management fee, or a maximum of 0.875% annually. It noted that Caddo’s fee for Catalyst IMS was lower than the fee it charged to other accounts. The Board concluded that the trading advisory fee for Catalyst IMS was not unreasonable.

Profitability. The Board observed that, based on the information Caddo provided, Caddo was managing Catalyst IMS at a loss. The Board concluded that excessive profit was not a concern at this time.

Economies of Scale. The Board considered whether Caddo had realized economies of scale with respect to its services provided to Catalyst IMS. The Board agreed that this was primarily an advisory level issue and should be considered with respect to the overall management agreement, taking into consideration the

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

impact of the trading expense. The Board agreed that Caddo did not appear to have benefitted from material economies of scale related to Catalyst IMS.

Conclusion. Having requested and received such information from Caddo as the Board believed to be reasonably necessary to evaluate the terms of the Trading Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Trading Advisory Agreement was in the best interests of Catalyst IMS and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Equity Armor Investments, LLC with respect to Catalyst Nasdaq-100 Hedged Equity Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “EA Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Equity Armor Investments, LLC (“Equity Armor”) with respect to Catalyst Nasdaq-100 Hedged Equity Fund (“Catalyst HE”).

The Board examined Equity Armor’s responses to a series of questions regarding, among other things, its sub-advisory services provided to Catalyst HE, comparative fee and expense information, and profitability from sub-advising Catalyst HE. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Equity Armor Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Equity Armor.

Nature, Extent and Quality of Services: The Board reviewed the key personnel servicing Catalyst HE and observed that the Chief Executive Officer was also serving as the Chief Compliance Officer. The Board noted that Equity Armor provided discretionary investment advisory services to Catalyst HE, including the implementation of strategies using its EAVOL and Hedged NASDAQ 100 Index Strategy and the evaluation of investments and strategy performance using a variety of analysis techniques. The Board remarked that Equity Armor utilized a spreadsheet that was automatically populated daily to ensure compliance with sector weightings. The Board remarked that Equity Armor sought broker-dealers on the basis of best execution. The Board noted that Equity Armor reported no cybersecurity incidents or material litigation since the most recent renewal of the EA Agreement. The Board agreed that Equity Armor had the experience and resources necessary to provide quality service to Catalyst HE.

Performance: The Board discussed that Equity Armor began managing Catalyst HE pursuant to its new investment strategy in October 2020. The Board noted that Catalyst HE had underperformed all benchmarks for the 1-year period. The Board considered that Catalyst attributed the underperformance to Catalyst HE’s volatility overlay combined with the Nasdaq-100 Index’s underperformance relative to the S&P 500 TR Index. A representative of the advisor noted that Catalyst HE was expected to align with the Nasdaq-100 Index going forward.

Fees and Expenses: The Board noted that the advisor, Catalyst, charged a management fee of 1.25% for Catalyst HE and that 50% of Catalyst HE’s net management fee (after certain expenses) was paid by the advisor to Equity Armor. After further discussion, the Board concluded that the sub-advisory fee charged with respect to Catalyst HE and the allocation of fees between the advisor and Equity Armor were not unreasonable.

Profitability. The Board commented that although Equity Armor was managing Catalyst HE at a reasonable profit on a percentage of revenue basis, its profit was fairly modest on an absolute basis. The Board concluded that excessive profitability was not an issue for Equity Armor.

Economies of Scale. The Board considered whether Equity Armor had realized economies of scale with respect to the sub-advisory services provided to Catalyst HE. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Catalyst HE, it was unlikely that Equity Armor was benefitting from any material economies of scale that warranted a change in the total management fee or the sub-advisory fee.

Conclusion. Having requested and received such information from Equity Armor as the Board believed to be reasonably necessary to evaluate the terms of the EA Agreement as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Warrington Agreement was in the best interests of Catalyst HE and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Exceed Advisory, LLC with respect to Catalyst Buffered Shield Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Exceed Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Exceed Advisory LLC (“Exceed”) with respect to Catalyst Buffered Shield Fund (“Catalyst Shield”).

The Board examined Exceed’s responses to a series of questions regarding, among other things, its sub-advisory services provided to Catalyst Shield, comparative fee and expense information, and profitability from sub-advising Catalyst Shield. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Exceed Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Exceed Agreement.

Nature, Extent and Quality of Services: The Board noted that a new portfolio manager and analyst joined Exceed in late 2022 and had extensive experience as a market strategist. The Board reviewed Exceed’s services provided to Catalyst Shield, including the day-to-day management of the portfolio and the determination of securities to be bought and sold. The Board commented on Exceed’s internal software and controls to monitor compliance daily. The Board took note of Exceed’s continuous cybersecurity training and policies. The Board noted that Exceed did not report any material litigation since the Exceed Agreement’s most recent renewal. After further discussion, the Board concluded that the nature, extent and quality of services provided by Exceed to Catalyst Shield was adequate.

Performance: The Board observed that Catalyst Shield underperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, but outperformed the Morningstar category over the since inception period. The Board noted that Catalyst Shield outperformed the HFRX Equity Hedge Index over the 5-year and since inception period but lagged the S&P 500 TR Index across all periods. The Board considered that the advisor attributed the recent underperformance to Catalyst Shield’s losses on the corporate bond collateral used in its portfolio, which had come under stress, as well as a market downturn with too short a duration on a portion of the options. The Board considered the advisor’s contention that Exceed was exploring additional processes and adjustments to its approach and that Catalyst Shield’s current yields showed improvement, which the sub-advisor believed could enhance fund returns in the future.

Fees and Expenses: The Board noted that the advisor charged a management fee of 1.25% for Catalyst Shield and that 50% of Catalyst Shield’s net management fee (after certain expenses) was paid to Exceed by the advisor. The Board acknowledged that Exceed’s maximum net sub-advisory fee of 0.675% for Catalyst Shield was similar to the gross fees Exceed charged to its other clients. The Board discussed the allocation of fees between the advisor and Exceed relative to their respective duties and other factors and agreed the allocation for Catalyst Shield was appropriate. The Board concluded that the sub-advisory fee received by Exceed for Catalyst Shield was not unreasonable.

Profitability: The Board noted that Exceed allocated its expenses to Catalyst Shield based on the time it spent on Catalyst Shield. The Board remarked that Exceed earned a profit from sub-advising Catalyst Shield. The Board discussed how Exceed’s profits from sub-advising Catalyst Shield were used to

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

compensate Exceed’s owner as the portfolio manager and reimburse his expenses. The Board recognized that Exceed’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Exceed’s profit in connection with Catalyst Shield was not excessive.

Economies of Scale. The Board considered whether Exceed had realized economies of scale with respect to the sub-advisory services provided to Catalyst Shield. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board recognized the systems and technology used by Exceed to efficiently manage Catalyst Shield and concluded that, based on the current size of Catalyst Shield, it was unlikely that Exceed was benefitting from any economies of scale that warranted a fee concession.

Conclusion. Having requested and received such information from Exceed as the Board believed to be reasonably necessary to evaluate the terms of the Exceed Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Exceed Agreement was in the best interests of Catalyst Shield and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION
June 30, 2023 (Unaudited)

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	37	Trustee of Variable Insurance Trust since 2010

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

CATALYST FUNDS

SUPPLEMENTAL INFORMATION

June 30, 2023 (Unaudited)(Continued)

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 3/2022	President of the Trust, 2/2012- 3/2022; President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	37	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018-- 2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., 6/2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available, free of charge, by calling toll-free 1-866-447-4228.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/23) and held for the entire period through 6/30/23.

Actual Expenses

The "Actual" columns in the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" columns in the table provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
		Beginning
	Fund's Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio **	01/01/23	Value 6/30/23	During Period *	Value 6/30/23	During Period *
Catalyst/ Millburn Dynamic Commodity Strategy Fund - Class A	2.24%	$1,000.00	$936.40	$10.75	$1,013.69	$11.18
Catalyst/ Millburn Dynamic Commodity Strategy Fund - Class C	2.99%	1,000.00	932.50	14.33	1,009.97	14.90
Catalyst/ Millburn Dynamic Commodity Strategy Fund - Class I	1.99%	1,000.00	936.90	9.56	1,014.93	9.94
Catalyst/Warrington Strategic Program Fund - Class A	2.24%	1,000.00	1,016.00	11.20	1,013.69	11.18
Catalyst/Warrington Strategic Program Fund - Class C	2.99%	1,000.00	1,013.40	14.93	1,009.97	14.90
Catalyst/Warrington Strategic Program Fund - Class I	1.99%	1,000.00	1,017.90	9.96	1,014.93	9.94
Catalyst Systematic Alpha Fund - Class A	2.02%	1,000.00	1,249.60	11.27	1,014.78	10.09
Catalyst Systematic Alpha Fund - Class C	2.77%	1,000.00	1,245.30	15.42	1,011.06	13.81
Catalyst Systematic Alpha Fund - Class I	1.77%	1,000.00	1,251.30	9.88	1,016.02	8.85
Catalyst Income and Multi Strategy Fund - Class A	2.24%	1,000.00	1,004.40	11.13	1,013.69	11.18
Catalyst Income and Multi Strategy Fund - Class C	2.99%	1,000.00	1,000.40	14.83	1,009.97	14.90
Catalyst Income and Multi Strategy Fund - Class I	1.99%	1,000.00	1,006.00	9.90	1,014.93	9.94
Catalyst Nasdaq-100 Hedged Equity Fund - Class A	1.74%	1,000.00	1,275.80	9.82	1,016.17	8.70
Catalyst Nasdaq-100 Hedged Equity Fund - Class C	2.49%	1,000.00	1,269.90	14.01	1,012.45	12.42
Catalyst Nasdaq-100 Hedged Equity Fund - Class I	1.49%	1,000.00	1,276.90	8.41	1,017.41	7.45
Catalyst Millburn Hedge Strategy Fund - Class A	2.19%	1,000.00	980.80	10.76	1,013.93	10.94
Catalyst Millburn Hedge Strategy Fund - Class C	2.94%	1,000.00	977.10	14.41	1,010.22	14.65
Catalyst Millburn Hedge Strategy Fund - Class C-1	2.95%	1,000.00	982.00	14.50	1,010.17	14.70
Catalyst Millburn Hedge Strategy Fund - Class I	1.94%	1,000.00	982.00	9.53	1,015.17	9.69
Catalyst Buffered Shield Fund - Class A	1.48%	1,000.00	1,072.10	7.60	1,017.46	7.40
Catalyst Buffered Shield Fund - Class C	2.23%	1,000.00	1,068.00	11.43	1,013.74	11.13
Catalyst Buffered Shield Fund - Class I	1.23%	1,000.00	1,072.80	6.32	1,018.70	6.16

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
	Day Hagan	877-329-4246
	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1835 Market Street
Suite 310
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Drive.
Suite 302
Milwaukee, WI 53212

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

CatalystHedge-A23

ITEM 2. CODE OF ETHICS.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       N/A

(c)       During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)       During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2023	2022
Catalyst/Millburn Dynamic Commodity Strategy Fund	12,500	12,000
Catalyst/Warrington Strategic Program Fund	11,000	11,000
Catalyst Systematic Alpha Fund	13,000	13,000
Catalyst Income and Multi Strategy Fund	12,500	12,000
Catalyst NASDAQ-100 Hedge Equity Fund	12,000	12,000
Catalyst/Millburn Hedge Strategy Fund	30,000	25,000
Catalyst Buffered Shield Fund	12,000	12,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2023	2022
Catalyst/Millburn Dynamic Commodity Strategy Fund	3,500	3,500
Catalyst/Warrington Strategic Program Fund	2,500	2,000
Catalyst Systematic Alpha Fund	3,500	3,500
Catalyst Income and Multi Strategy Fund	3,500	3,500
Catalyst NASDAQ-100 Hedged Equity Fund	2,500	2,000
Catalyst/Millburn Hedge Strategy Fund	4,000	3,500
Catalyst Buffered Shield Fund	2,500	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2023, and 2022 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2022 and 2023, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.
(h)	Not Applicable
(I)	Not Applicable.
(J)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,, the Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLSOED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: September 06, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: September 06, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 06, 2023